                          BARR ROSENBERG SERIES TRUST
           ---------------------------------------------------------

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            AXA ROSENBERG JAPAN FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
                        AXA ROSENBERG ENHANCED 500 FUND
--------------------------------------------------------------------------------

                                                                November 1, 2000
Dear Fellow Shareholder:

     As we have shared with you on several occasions in the past, we believe that companies that produce superior long-term earnings will be rewarded, on average, with superior market performance. We believe that during the recent extreme growth environment, investors were simply too enthusiastic about many "story stocks" that had little hope of living up to the enormous expectations their prices implied. Simply put, we did not believe the extreme valuations for many growth stocks in 1999 were justified. Thus, we are encouraged that in the past six months investors have also begun to question these valuations and to reward value stocks. Historically our alpha (the difference between a Fund's return and the return for its benchmark) has been strongest in value markets. During these value periods, investors turn their focus to the relationship between company fundamentals and stock prices. Our Funds generally align with the focus of value investors because our investment process attempts to construct portfolios that produce more future earnings per dollar of initial cost. We are delighted that the market shows signs it is entering a new value cycle. At the same time, we caution investors that while value has outperformed growth year to date, the recent sharp reversals in leadership month to month suggest that we are not yet in a sustained value market.

     Through October 31, 2000, the S&P 500 Index has lost 1.81% for the year. If it ends 2000 in the red, it will be the first year that the market (as measured by the S&P 500 Index) has been down since 1990. Volatility and style wars continue to dominate the market environment, with value stocks performing strongly in July and September, but growth stocks surging in August. Generally, small and midcap value stocks have been the strongest performers, while large cap growth stocks have been weakest.

  U.S. and International Small Capitalization Funds

     The year 2000 has proven to be a tumultuous time in the financial markets. In spite of this historic volatility, for the six months ended September 30, 2000, our flagship fund, the AXA Rosenberg U.S. Small Capitalization Fund and its international counterpart, the AXA Rosenberg International Small Capitalization Fund, have both outperformed their respective benchmarks.

                                                   QUARTER ENDING      QUARTER ENDING       6 MONTHS ENDING
INSTITUTIONAL SHARES                               JUNE 30, 2000     SEPTEMBER 30, 2000    SEPTEMBER 30, 2000
--------------------                               --------------    ------------------    ------------------
U.S. Small Capitalization Fund...................      -3.08%               1.85%                -1.29%
Russell 2000 Index(1)............................      -3.78%               1.10%                -2.72%

International Small Capitalization Fund..........       1.61%              -4.67%                -3.13%
CRIexUS(2).......................................      -2.54%              -4.67%                -7.10%

  Market Neutral Funds

     The AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Select Sectors Market Neutral Fund and the AXA Rosenberg Double Alpha Market Fund all underperformed their respective benchmarks for the six months ended September 30, 2000, but outperformed their respective benchmarks for the quarter ending September 30, 2000.

                                                             QUARTER ENDING     QUARTER ENDING      6 MONTHS ENDING
INSTITUTIONAL SHARES                                         JUNE 30, 2000    SEPTEMBER 30, 2000   SEPTEMBER 30, 2000
--------------------                                         --------------   ------------------   ------------------
Value Market Neutral Fund..................................      -3.50%              5.59%                1.89%
Select Sectors Market Neutral Fund.........................      -6.88%              2.04%               -4.98%
U.S. 90-day T-bills(3).....................................       1.41%              1.43%                2.86%

Double Alpha Market Fund...................................      -7.13%              2.69%               -4.64%
S&P 500 Index(4)...........................................      -2.66%             -0.97%               -3.60%

     In response to the need for a market neutral fund that seeks a well-diversified, absolute-return strategy and is style neutral as well, we launched the AXA Rosenberg Multi-Strategy Market Neutral Fund on September 29, 2000. We expect the Fund's long-run performance will not have a systematic relationship to the market value/growth cycles. We will report on the performance of this Fund in subsequent reports.

  Large Capitalization Funds

     In June 2000, we launched two new funds, the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg International Equity Fund. Since inception, the AXA Rosenberg Enhanced 500 Fund underperformed its benchmark, and the AXA Rosenberg International Equity Fund outperformed its benchmark.

                                                               QUARTER ENDING      SINCE INCEPTION
INSTITUTIONAL SHARES                                         SEPTEMBER 30, 2000     (JUNE 7, 2000)
--------------------                                         ------------------   ------------------
Enhanced 500 Fund..........................................        -1.42%               -2.60%
S&P 500 Index(4)...........................................        -0.97%               -1.13%

International Equity Fund..................................        -7.95%               -8.50%
MSCI-EAFE Index(5).........................................        -8.01%               -9.16%

     Although the AXA Rosenberg Japan Fund outperformed its benchmark for the six months ended September 30, 2000, Japanese equities declined to their lowest levels in the third quarter of 2000.

                                                             QUARTER ENDING     QUARTER ENDING      6 MONTHS ENDING
INSTITUTIONAL SHARES                                         JUNE 30, 2000    SEPTEMBER 30, 2000   SEPTEMBER 30, 2000
--------------------                                         --------------   ------------------   ------------------
Japan Fund.................................................      -5.30%             -11.20%              -15.91%
TOPIX(6)...................................................      -9.52%              -9.21%              -17.85%

     For a more detailed discussion of performance, please see the commentary preceding each Fund's Schedule of Portfolio Investments.

     As we indicated in prior letters to you, a narrow and reactive market can be a difficult one for our investment process. Yet, to the extent that investors are broadening their focus on fundamentals and earnings, we are encouraged. In the past few months, we have seen signs that investors are again paying attention to the long-term reality that indeed fundamentals and earnings do matter.

                                         Thank you for your trust and support,

                                         /s/ Richard L. Saalfeld
                                         Richard L. Saalfeld

                                         President & CEO
                                         AXA Rosenberg Mutual Funds

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Small capital funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average. International investing involves increased risk and volatility. The AXA Rosenberg Japan Fund may also be subject to the additional risk of non-diversified regional investing.

     Investments in shares of the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund are more volatile and risky than some other forms of investments. Since the Funds have both a long and a short portfolio, an investment in the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of fund typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Investment in Index Futures involves risk. Positions in Index Futures may be closed out by the AXA Rosenberg Double Alpha Market Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for a particular contract at any particular time.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

     For more complete information about the AXA Rosenberg Mutual Funds, including management fees, expenses and other ongoing charges, please call 1-800-555-5737 (Institutional Share/Registered Investment Advisors) and 1-800-447-3332 (Investor Shares) for a prospectus. Please read it carefully before investing.
---------------

(1) The Russell 2000 Index is an unmanaged index of approximately 2000 small capitalization companies with market value up to $5.6 billion. Investors cannot invest directly in any Index.

(2) The Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS) is an unmanaged index of non-U.S. small capitalization companies with market capitalization up to $11.6 billion. Investors cannot invest directly in any Index.

(3) Since risks in the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund relate specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(4) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

(5) The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI-EAFE) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Investors cannot invest directly in any Index.

(6) The Tokyo Stock Price Index (TOPIX) is the benchmark for the AXA Rosenberg Japan Fund. It is an unmanaged index of approximately 1,400 Japanese companies. Investors cannot invest directly in any Index.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

                                                                                          SINCE       SINCE
                                    FISCAL     LAST 1    LAST 3    LAST 5    LAST 10    INCEPTION   INCEPTION
                                     YTD        YEAR     YEARS     YEARS      YEARS     (1/21/97)   (10/22/96)
                                    ------     ------    ------    ------    -------    ---------   ----------
Institutional Shares (USCIX)......  -1.29%     16.43%     3.36%    14.07%     19.16%
Adviser Shares (LIFUX)............  -1.40%     16.26%     3.11%       --         --       10.21%
Investor Shares (BRSCX)...........  -1.50%     16.16%     3.04%       --         --                   12.28%
Russell 2000(1)...................  -2.72%     23.38%     5.96%    12.38%     16.93%      10.83%      12.50%

     Stocks declined across the capitalization spectrum in the extremely volatile six months ended September 30, 2000. During the period, the Russell 2000 Index fell 2.72% compared with a drop of 3.60% for the S&P 500 Index(2). Small cap stock returns fell in four of the six months with only substantial rallies in June and August keeping the sector from falling more dramatically.

     Small capitalization value stocks have rebounded solidly since April 2000. In the six months ended September 30, 2000, the Russell 2000 Value Index(3) rose 9.42% compared with a decrease of 11.06% for the Russell 2000 Growth Index(4). This 20% advantage of value over growth marks a sizable reversal in the fortunes of value and growth stocks. In the previous six months (October 1, 1999 through March 31, 2000) the Russell 2000 Growth Index rose 45.78% compared with just a 5.41% rise for the Russell 2000 Value Index. The shift between value and growth in the past six months was an industry phenomenon as investors dumped high-priced technology shares in favor of energy and financial stocks.

     The Fund outperformed the Russell 2000 Index for the six months ended September 30, 2000. Although the rebound among small cap value stocks has been choppy, the shift of investor focus away from the new economy and growth stock themes toward the relationship between company stock prices and cumulative future earnings appears to be taking hold. The Manager continues to believe that a sustained shift toward stronger returns for value stocks relative to growth stocks could be associated with a market environment that is more favorable to the Fund's performance relative to the Russell 2000 Index.

     For the six months, the Fund's outperformance of its benchmark was helped solidly by risk exposures, especially the portfolio's higher earnings-to-price ratio relative to the Russell 2000 Index. The relatively small differences between the industry weightings of the Fund and the Russell 2000 Index hurt relative performance slightly. A 3% overweighting in the electronic industry and a 1% underweighting in drug companies hurt performance. On the positive side, the Fund's 2.9% underexposure to the extremely weak telecommunications sector helped the Fund's relative performance.

     It is important to note that the differences in risk factors and industry exposures between the Fund and its benchmark, the Russell 2000 Index, are modest. In addition, these exposures are the result of the Manager's bottom-up stock selection models and not based on predictions of the returns for risk factors or industries. Over time, the return contribution from these exposures is expected to be small relative to the independent contribution from stock selection.

     Total returns for the Institutional Shares represents the historical performance for the Rosenberg Series Trust Small Capitalization Series which was launched in February 1989 until it was converted to the Barr Rosenberg U.S. Small Capitalization Series on August 5, 1996. On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg U.S. Small Capitalization Fund, and the Select Shares were renamed the Investor Shares.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average. Total return includes change in share price and reinvestment of distributions.

     Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Russell 2000 is the benchmark for the AXA Rosenberg U.S. Small Capitalization Fund. It is an unmanaged index of approximately 2,000 small capitalization companies with market value up to $5.6 billion. Investors cannot invest directly in any Index.

(2) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

(3) The Russell 2000 Value Index measures the performance of the Russell 2000 Index companies with lower price-to-book ratios and lower forecasted earnings growth values.

(4) The Russell 2000 Growth Index measures the performance of the Russell 2000 Index companies with higher price-to-book ratios and higher forecasted earnings growth values.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS -- 99.1%
          AIRCRAFT -- 0.0%
  1,700   Curtiss-Wright..................  $     80,219
                                            ------------
          AUTOS -- 0.1%
 48,000   American Axle & Manufacturing
            Holdings*.....................       516,000
  8,100   Arctic Cat......................       102,263
  3,900   Collins Industries..............        13,650
                                            ------------
                                                 631,913
                                            ------------
          BANKING -- 8.0%
     75   Abigail Adams National
            Bancorp.......................           675
  4,200   Acadiana Bancshares.............        66,675
 26,600   Ambanc Holding Co...............       425,600
 12,400   American Business
            Financial Services (b)........        85,250
  4,100   American Financial Holdings.....        72,263
 16,900   AmeriCredit*....................       486,930
 17,600   ASTA Funding*...................       101,200
150,900   Astoria Financial...............     5,828,512
 13,200   Berkshire Bancorp...............       402,600
 10,800   BNCCORP*........................        62,100
  6,940   BostonFed Bancorp...............       147,909
  3,100   BSB Bancorp.....................        69,363
     13   BWC Financial*..................           304
    500   BYL Bancorp*....................         5,875
 10,100   Cameron Financial...............       179,275
  2,300   Capital Corp. of the West*......        24,725
  3,600   Carver Bancorp..................        29,250
 10,100   Chittenden......................       259,444
 74,500   Colonial BancGroup..............       772,937
 30,300   Commercial Bank of New York.....       409,050
  9,600   Commonwealth Bancorp............       139,200
 13,200   Community Financial.............       123,750
    900   Community First Banking Co......        16,650
  4,300   Corus Bankshares................       155,136
     25   Crusader Holding*...............           217
    427   Eagle Bancshares................         4,537
  4,095   Elmira Savings Bank, FSB........        79,853
 14,400   FFLC Bancorp....................       198,900
  8,300   FFW.............................       100,638
  8,300   Fidelity Bancorp................       146,806
  9,000   First Bancshares................        85,500
    900   First Banks America*............        16,088
 20,800   First Citizens BancShares, Class
            A.............................     1,488,499
  2,700   First Federal Bankshares........        23,456
    200   First International Bancorp.....         1,450
 12,900   First Investors Financial
            Services*.....................        49,988
  2,000   First Midwest Financial.........        19,000
  9,600   First Mutual Bancshares.........        94,800

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          BANKING (CONTINUED)
  1,300   First Regional Bancorp*.........  $      9,425
  1,000   FIRSTFED AMERICA BANCORP........        14,125
  2,100   FirstSpartan Financial..........        62,869
 17,900   Franklin Bank NA................       153,269
 15,700   FSF Financial...................       196,250
 19,700   Greater Bay Bancorp.............     1,367,918
    100   Harrodsburg First Financial
            Bancorp.......................         1,063
  2,800   Hawthorne Financial*............        33,250
 10,500   Hingham Institution for
            Savings.......................       153,563
  1,900   IBERIABANK......................        34,794
 17,600   Independence Community Bank.....       246,400
    600   Independence Federal Savings
            Bank..........................         5,850
  3,000   International Bancshares........        91,875
 10,800   Iroquois Bancorp................       356,400
 29,600   ITLA Capital*...................       438,450
  3,900   Kankakee Bancorp................        86,531
 17,300   Local Financial*................       164,350
    100   LSB Financial...................         1,263
    900   MAF Bancorp.....................        22,388
    600   Mahaska Investment Co...........         4,800
  8,533   MASSBANK........................       246,924
  8,800   MB Financial*...................       119,350
212,100   Metris Companies................     8,377,949
  2,500   MFB.............................        43,438
     16   Mid-America Bancorp.............           418
  2,700   Monterey Bay Bancorp............        23,794
  4,300   Nara Bank NA*...................        58,050
  4,400   New Hampshire Thrift
            Bancshares....................        57,750
  9,100   North Valley Bancorp (b)........       118,300
  2,600   Northeast Indiana Bancorp.......        29,900
  2,200   Parkvale Financial..............        39,600
  1,800   PFF Bancorp.....................        39,150
      9   Premier National Bancorp........           182
  8,800   Provident Financial Group.......       258,500
     23   PVF Capital.....................           227
 33,200   Quaker City Bancorp*............       637,024
118,400   Republic Bancorp................     1,124,799
  5,500   Republic Bancshares*............        52,938
 52,656   Silicon Valley Bancshares*......     3,066,388
  2,200   Southern Financial Bancorp......        31,625
  7,200   Southern Missouri Bancorp.......        90,900
  2,100   Southwest Bancorp...............        31,238
 17,700   Staten Island Bancorp...........       354,000
 36,000   Sterling Financial*.............       409,500
 26,000   Student Loan....................     1,269,124
  3,900   Teche Holding...................        52,650
 49,200   TFC Enterprises*................        79,950
 89,320   UMB Financial...................     3,327,169

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          BANKING (CONTINUED)
 16,200   Wainwright Bank & Trust.........  $    122,513
  7,300   Wells Financial.................        99,463
 20,600   WFS Financial*..................       348,913
                                            ------------
                                              36,130,964
                                            ------------
          BUILDING -- 1.3%
 44,900   AMREP*..........................       244,144
  1,300   D.R. Horton.....................        22,344
     25   Dominion Homes*.................           213
 88,800   Jacobs Engineering Group*.......     3,579,749
  3,400   Matrix Service*.................        16,788
 20,500   Meadow Valley*..................        61,500
  9,172   Michael Baker*..................        71,083
  3,400   NESCO*..........................        13,175
  3,700   Orleans Homebuilders*...........         5,781
 18,100   Schuler Homes*..................       175,344
 49,700   Skyline.........................     1,059,231
 31,000   The Rottlund Company*...........       108,500
 34,400   Washington Homes*...............       335,400
                                            ------------
                                               5,693,252
                                            ------------
          CHEMICALS -- 2.8%
 58,700   A. Schulman.....................       645,700
  7,400   Albemarle.......................       149,388
 15,400   American Pacific*...............        95,288
 18,630   American Vanguard...............       144,383
 31,700   Bairnco.........................       235,769
 25,900   Celanese AG.....................       443,538
101,200   Dexter..........................     7,169,392
 56,600   H.B. Fuller.....................     1,627,249
 17,800   International Specialty
            Products*.....................        95,675
  5,000   KMG Chemicals...................        23,125
 11,800   Lubrizol........................       232,313
 17,400   The Scotts Company, Class A*....       582,900
 78,500   Wellman.........................     1,133,343
                                            ------------
                                              12,578,063
                                            ------------
          COMPUTER -- 0.3%
137,700   Micron Electronics*.............     1,239,300
                                            ------------
          CONSTRUCTION MATERIALS -- 0.5%
 22,600   Ameron International............       830,550
 14,200   Continental Materials*..........       186,375
    800   Devcon International*...........         5,800
 31,700   Donnelly........................       483,108
 31,000   Lancaster Colony................       761,438
  4,200   Miller Building Systems*........        35,175
                                            ------------
                                               2,302,446
                                            ------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          DEFENSE -- 0.2%
 11,900   Conrad Industries*..............  $     94,456
 10,200   Cubic...........................       243,525
 16,700   EDO.............................       147,169
 34,200   Kaman, Class A..................       431,775
  1,500   Pemco Aviation Group*...........        24,750
                                            ------------
                                                 941,675
                                            ------------
          DRUGS -- 6.8%
 61,600   Alpharma, Class A...............     3,765,300
 51,450   Barr Laboratories*..............     3,411,778
 37,200   Biosite Diagnostics*............     1,483,350
 16,100   BioSpecifics Technologies*......        47,294
 15,000   Bradley Pharmaceuticals*........        18,281
 84,700   Cambrex.........................     3,133,900
  5,000   CV Therapeutics*................       388,906
 61,500   Diagnostic Products.............     3,297,938
 42,700   Dura Pharmaceuticals*...........     1,510,513
  2,700   E-Z-EM*.........................        20,250
 19,100   Ergo Science*...................        21,488
  1,800   GelTex Pharmaceuticals*.........        84,263
 18,000   Hi-Tech Pharmacal*..............        76,500
 34,900   Hycor Biomedical*...............       244,300
129,000   IDEXX Laboratories*.............     3,450,750
 77,000   Medicis Pharmaceutical, Class
            A*............................     4,735,499
 27,711   New Brunswick Scientific*.......       211,296
 25,880   Nutraceutical International*....        68,744
  9,900   PDK Labs*.......................        48,881
255,800   Perrigo*........................     1,750,631
    800   Polydex Pharmaceuticals*........         4,500
    500   Quidel*.........................         2,156
263,400   SICOR*..........................     2,699,850
  2,100   Symbollon, Class A*.............         9,975
  2,800   Texas Biotechnology*............        45,640
                                            ------------
                                              30,531,983
                                            ------------
          DURABLES -- 0.6%
 54,400   Coachmen Industries.............       567,800
 57,800   Harman International
            Industries....................     2,259,980
 21,000   Starcraft*......................        73,500
                                            ------------
                                               2,901,280
                                            ------------
          ELECTRIC UTILITIES -- 2.1%
 24,600   Bangor Hydro-Electric...........       595,013
 58,300   Central Vermont Public
            Service.......................       593,931
    900   Maine Public Service............        22,050
161,900   Public Service Co. of New
            Mexico........................     4,189,162

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          ELECTRIC UTILITIES (CONTINUED)
145,300   RGS Energy Group................  $  4,095,644
 11,200   Westmoreland Coal*..............        57,400
                                            ------------
                                               9,553,200
                                            ------------
          ELECTRONICS -- 13.0%
 50,800   ACT Manufacturing* (b)..........     2,679,699
 16,900   Actel*..........................       607,344
 30,000   Acuson*.........................       682,500
 16,400   Allen Telecom*..................       277,775
  4,800   Alliance Semiconductor*.........        95,400
  2,700   Analogic........................       103,781
  4,600   Arrow International.............       167,325
    700   Ault*...........................         5,775
  2,400   Barringer Technologies*.........        22,050
  8,300   Blonder Tongue Laboratories*....        49,800
 35,300   Bogen Communications
            International*................       225,038
 14,000   Catalyst Semiconductor*.........       132,125
  4,700   Cobra Electronics*..............        27,906
  6,237   Comverse Technology*............       673,596
 40,000   CyberOptics*....................       732,500
 65,600   Datascope.......................     2,197,600
 16,400   Datron Systems, California*.....       221,400
  2,700   Datum*..........................        70,200
 33,900   Del Global Technologies*........       334,763
 23,800   Diodes*.........................       365,925
3,800..   DRS Technologies*...............        61,750
10,900..  Elamex S.A. de C.V.*............        32,359
31,000..  Elantec Semiconductor*..........     3,088,374
14,700..  EMS Technologies*...............       220,500
2,000..   Exar*...........................       242,000
63,900..  FEI*............................     1,385,831
3,500..   Fischer Imaging*................        11,375
85,400..  General Semiconductor*..........     1,040,813
2,300..   Giga-tronics*...................        15,597
3,600..   Glenayre Technologies*..........        39,150
95,600..  Haemonetics*....................     2,437,799
10,300..  Hurco Companies*................        41,200
168,700.. Imation*........................     3,142,037
500....   Implant Sciences*...............         4,063
34,000..  Invacare........................     1,092,250
 13,600   Kewaunee Scientific.............       149,600
 13,300   Lakeland Industries*............        84,788
    700   Logic Devices*..................         1,356
  9,800   Medical Action Industries*......        38,588
 10,100   Medstone International*.........        67,544
  7,300   Merrimac Industries*............       104,025
 26,100   Microsemi*......................       995,063
  4,700   Microtest*......................        21,150

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          ELECTRONICS (CONTINUED)
 21,100   Mine Safety Appliances..........  $    465,519
 40,200   Mitel*..........................       824,100
  2,600   MRV Communications*.............       117,813
  2,000   Nanometrics*....................       106,875
 16,900   Napco Security Systems*.........        73,938
 25,000   Natural MicroSystems*...........     1,344,922
  3,900   PCD*............................        44,363
    460   Pericom Semiconductor*..........        17,020
 31,600   Planar Systems*.................       588,550
 42,900   Plantronics*....................     1,630,200
 10,000   Programming & Systems* (a)......             0
127,200   Respironics*....................     2,122,650
  5,200   Robinson Nugent*................        88,400
 31,100   Salient 3 Communications*.......        79,694
 75,500   Sensormatic Electronics*........     1,132,500
 26,700   Sigmatron International*........        80,100
  4,200   Silicon Storage Technology*.....       114,188
 17,000   Siliconix*......................       802,188
 10,700   SIPEX*..........................       450,069
 83,700   Standard Microsystems*..........     1,825,706
 35,000   STERIS*.........................       420,000
 23,300   StockerYale*....................       908,700
 15,000   Sunrise Medical*................        90,000
  1,500   TCI International*..............        13,313
 37,200   Technitrol......................     3,757,199
 28,900   Teledyne Technologies*..........       841,713
  4,700   Therma-Wave*....................       135,125
 54,000   Tut Systems*....................     4,660,874
 73,200   Varian*.........................     3,152,174
118,700   Varian Medical Systems*.........     5,363,755
 62,800   Varian Semiconductor Equipment
            Associates*...................     2,351,075
 10,800   Video Display*..................        90,450
 16,300   Vodavi Technology*..............        36,675
 21,500   Zoran*..........................     1,048,125
                                            ------------
                                              58,767,687
                                            ------------
          FINANCIAL INVESTMENTS -- 1.5%
    600   4Kids Entertainment*............        10,125
 18,700   Amplicon........................       271,150
 24,800   HPSC*...........................       171,864
 25,300   International Aircraft
            Investors*....................       137,569
 19,300   IPI*............................        50,663
 31,800   Penn Virginia...................       826,800
 15,700   REFAC*..........................        47,100
 12,000   Rent-A-Center*..................       416,250
 32,600   Rent-Way*.......................       990,225
 70,200   Security Capital Group, Class
            B*............................     1,329,413

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          FINANCIAL INVESTMENTS
            (CONTINUED)
 26,000   Willis Lease Finance*...........  $    165,750
 50,100   XTRA*...........................     2,226,318
                                            ------------
                                               6,643,227
                                            ------------
          FOOD -- 1.2%
 15,700   Agribrands International*.......       684,913
  5,800   Andersons.......................        50,025
  1,400   Cagle's.........................        11,813
 44,000   Corn Products International.....     1,001,000
 55,000   Dreyer's Grand Ice Cream........     1,185,938
  4,100   Farmer Brothers.................       738,000
    500   Griffin Land & Nurseries*.......         6,000
 13,200   J & J Snack Foods*..............       170,775
 45,100   John B. Sanfilippo & Son*.......       180,400
  5,300   M&F Worldwide*..................        30,806
  1,900   National Beverage*..............        13,894
  2,300   Penford.........................        35,650
  6,200   Scheid Vineyards, Class A*......        23,250
    120   Seaboard........................        19,500
 54,500   Smithfield Foods*...............     1,430,624
                                            ------------
                                               5,582,588
                                            ------------
          HEALTH -- 2.3%
110,700   Coventry Health Care*...........     1,674,338
  1,667   Dynacq International*...........        14,690
 16,300   IntegraMed America*.............        34,638
 28,690   Laboratory Corp. of America
            Holdings*.....................     3,435,627
 84,000   LifePoint Hospitals*............     2,981,999
    900   MEDTOX Scientific*..............         9,788
  1,200   Province Healthcare*............        47,925
 53,900   RehabCare Group*................     2,290,750
                                            ------------
                                              10,489,755
                                            ------------
          HOUSEHOLD -- 2.4%
    700   Allen Organ, Class B............        46,375
 19,700   American Biltrite...............       307,813
  5,900   Associated Materials............        82,600
  4,100   Brady...........................       124,025
  8,100   Chromcraft Revington*...........        65,813
  4,400   Cybex International*............        13,200
 57,000   Direct Focus*...................     2,265,749
167,100   Flowserve*......................     2,746,705
  1,700   Genlyte Group*..................        43,456
    500   Global-Tech Appliances..........         2,500
 53,500   Gundle/SLT Environmental*.......       190,594

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          HOUSEHOLD (CONTINUED)
 19,900   K2*.............................  $    177,856
117,400   Kimball International, Class
            B.............................     2,098,525
  1,490   Knape & Vogt Manufacturing......        20,953
  2,200   Lazare Kaplan International*....        14,025
  5,200   Liqui-Box.......................       168,350
  6,300   Mikasa..........................       103,163
 27,500   Mikohn Gaming*..................       207,969
 13,200   National Presto Industries......       395,175
  9,400   Pubco*..........................        69,913
 16,100   PW Eagle*.......................       233,450
  1,000   Raven Industries................        15,875
  3,600   Rogers*.........................       113,850
 71,400   Russ Berrie & Co................     1,410,150
  3,000   Summa Industries*...............        38,250
  7,500   Trans-Lux.......................        34,688
  4,000   UFP Technologies*...............         8,250
    800   WMS Industries*.................        18,000
                                            ------------
                                              11,017,272
                                            ------------
          INSURANCE -- 2.6%
  6,700   Amwest Insurance Group..........        33,500
  2,500   Bancinsurance*..................        11,563
  2,700   Citizens Financial, Class A*....        34,425
 15,200   CORE*...........................        91,200
 60,000   Enhance Financial Services
            Group.........................       780,000
  6,200   Everest Re Group................       306,900
  7,000   Farm Family Holdings*...........       221,375
  3,100   Fidelity National Financial.....        76,725
  6,200   Financial Industries............        55,800
 22,600   Highlands Insurance Group*......       211,875
  7,810   Independence Holding............        56,623
 53,000   InterContinental Life*..........       516,750
  5,100   Interstate National Dealer
            Services*.....................        30,281
  7,100   Kansas City Life Insurance......       234,300
  2,000   Kaye Group......................        11,875
  1,400   Liberty.........................        48,475
 20,700   Midland.........................       548,550
  2,100   Motor Club of America*..........        17,850
 79,900   National Data...................     2,621,718
 13,500   National Security Group.........       216,000
 13,100   National Western Life Insurance,
            Class A*......................       956,300
 69,800   PMA Capital.....................     1,256,400
 17,400   RenaissanceRe Holdings..........     1,112,513
 39,900   Standard Management*............       134,663

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          INSURANCE (CONTINUED)
    100   United Trust Group*.............  $        625
 56,800   W. R. Berkley...................     1,963,149
                                            ------------
                                              11,549,435
                                            ------------
          LIQUOR & TOBACCO -- 0.0%
  4,000   Ravenswood Winery*..............        56,500
  3,000   Todhunter International*........        21,000
                                            ------------
                                                  77,500
                                            ------------
          MACHINERY -- 4.1%
 13,000   Acme Electric*..................       112,125
 25,100   Aerovox*........................        69,025
 57,300   Ampco-Pittsburgh................       587,325
  9,200   BHA Group Holdings, Class A.....       131,100
 15,600   Butler Manufacturing............       357,825
  8,000   Cascade.........................       124,500
  5,500   Chicago Rivet & Machine.........       108,625
 11,100   Edison Control*.................        66,600
 37,300   Electro Scientific
            Industries*...................     1,310,163
 30,000   Fansteel*.......................       105,000
 21,700   Farrel..........................        29,159
  5,600   Federal Screw Works.............       235,200
 13,059   Flour City International*.......        45,707
  6,300   Foilmark*.......................        35,831
    500   General Bearing*................         2,625
  5,000   Gorman-Rupp.....................        82,188
  3,900   Graco...........................       125,775
 73,200   Griffon*........................       553,575
  5,300   Interlott Technologies*.........        58,300
 31,700   Kennametal......................       816,275
131,800   Kulicke & Soffa Industries*.....     1,754,587
  6,700   L.S. Starrett, Class A..........       128,975
190,500   Lennox International............     1,785,937
176,100   Lincoln Electric Holdings.......     2,344,330
 15,300   Maxco*..........................       107,100
  9,800   McClain Industries*.............        38,894
 12,400   Mestek*.........................       203,050
 17,600   MFRI*...........................        61,600
 23,200   Middleby*.......................       139,200
  6,100   Minuteman International.........        54,900
  6,950   Oilgear.........................        60,161
 12,800   P & F Industries*...............        96,000
    100   Paul Mueller Co.................         2,975
  8,900   Peerless Mfg....................       165,206
 18,400   Pitt-Des Moines.................       558,900
  2,500   Q.E.P. Company*.................        15,469
  7,400   Quipp...........................       186,850
 12,000   Selas Corporation of America....        71,250
  1,100   Semitool*.......................        14,094

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          MACHINERY (CONTINUED)
    300   Shiloh Industries*..............  $      2,325
122,000   Silicon Valley Group*...........     3,210,124
  9,400   Snap-on.........................       221,488
 17,000   Spectra-Physics Lasers*.........       910,563
 29,000   Tecumseh Products, Class B......     1,163,625
 19,100   TransTechnology.................       116,988
 15,500   Twin Disc.......................       259,625
                                            ------------
                                              18,631,139
                                            ------------
          MEDIA -- 3.1%
235,800   American Greetings, Class A.....     4,126,499
106,500   Banta...........................     2,595,938
151,400   Bowne & Co......................     1,476,150
     50   Courier.........................         1,450
  3,300   Grey Global Group...............     2,045,278
 18,700   Outlook Group*..................       108,694
 16,200   Pulitzer........................       695,790
 43,500   R. H. Donnelley*................       918,938
 49,500   Thomas Nelson...................       405,281
168,400   Topps*..........................     1,547,175
  1,800   Trimark Holdings*...............        16,875
                                            ------------
                                              13,938,068
                                            ------------
          METALS -- 1.9%
 23,900   Cleveland-Cliffs................       546,713
157,236   Harsco..........................     3,469,019
  5,400   Inco*...........................        87,075
  3,100   Insteel Industries..............        12,594
  7,500   Intermet........................        54,375
 21,600   Lone Star Technologies*.........       996,840
115,200   Mueller Industries*.............     2,584,800
 12,500   Niagara*........................        46,875
 23,500   Olin............................       380,406
 26,100   Olympic Steel*..................        65,250
  7,400   Southern Peru Copper............       114,700
    800   Wolverine Tube*.................        11,900
                                            ------------
                                               8,370,547
                                            ------------
          MISCELLANEOUS FINANCIAL -- 4.2%
  5,000   Affiliated Managers Group*......       284,688
 16,900   Atalanta Sosnoff Capital*.......       166,888
 49,200   Dain Rauscher...................     4,575,599
112,100   Eaton Vance.....................     5,717,099
  2,200   Gabelli Asset Management, Class
            A*............................        66,000
  4,300   JB Oxford Holdings*.............        15,453
 31,500   John Nuveen, Class A............     1,523,813
 10,200   JWGenesis Financial*............       103,275
 21,900   M.H. Meyerson & Co.*............       106,763
 41,000   Maxcor Financial Group*.........        84,563

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          MISCELLANEOUS FINANCIAL
            (CONTINUED)
 86,200   Morgan Keegan...................  $  1,508,500
  6,600   Paulson Capital*................        51,975
 86,200   Raymond James Financial.........     2,839,212
 13,635   Stifel Financial................       182,368
 68,500   Tucker Anthony Sutro............     1,738,188
                                            ------------
                                              18,964,384
                                            ------------
          OFFICE MACHINERY -- 1.2%
  2,006   Autologic Information
            International*................         6,143
 74,500   Baldwin Technology, Class A*....       135,031
 11,700   Concord Camera*.................       299,813
 14,300   Concurrent Computer*............       271,700
    725   Gradco Systems*.................           906
 30,700   InFocus*........................     1,627,100
101,500   Maxtor*.........................     1,065,750
156,000   Polaroid........................     2,096,250
  2,300   Rainbow Technologies*...........        81,363
  4,200   Splash Technology Holdings*.....        38,850
                                            ------------
                                               5,622,906
                                            ------------
          OIL -- 3.0%
  1,600   Barnwell Industries.............        27,800
 11,700   Cabot Oil & Gas, Class A........       238,388
 49,700   Equity Oil*.....................       150,653
 18,616   Greka Energy*...................       293,202
 57,600   HS Resources*...................     1,936,800
  2,300   Isramco*........................        14,088
 70,000   Louis Dreyfus Natural Gas*......     2,773,749
  1,500   Marine Petroleum Trust..........        29,344
 12,200   Miller Exploration*.............        24,400
  3,000   Mitchell Energy & Development,
            Class A.......................       139,875
 37,500   Patina Oil & Gas................       750,000
  8,500   Remington Oil & Gas*............        88,719
 34,400   Spinnaker Exploration*..........     1,199,700
 47,900   St. Mary Land & Exploration.....     1,104,694
 12,400   Texoil*.........................        90,675
111,200   Tom Brown*......................     2,724,399
 20,300   Triton Energy*..................       791,700
 43,800   Vintage Petroleum...............       996,450
                                            ------------
                                              13,374,636
                                            ------------
          OIL -- INTERNATIONAL -- 0.0%
  7,100   Holly...........................        87,863
                                            ------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          OIL DISTRIBUTION -- 0.2%
 19,300   Getty Petroleum Marketing*......  $     71,169
    200   Meteor Industries*..............         1,050
 41,000   Quaker Chemical.................       697,000
                                            ------------
                                                 769,219
                                            ------------
          OIL SERVICES -- 0.2%
    900   Atwood Oceanics*................        37,744
  8,100   Oceaneering International*......       134,663
  7,400   Patterson Energy*...............       254,374
 15,900   Petroleum Development*..........       113,288
  4,300   Precision Drilling*.............       153,187
  3,400   UTI Energy*.....................       151,725
                                            ------------
                                                 844,981
                                            ------------
          OTHER UTILITIES -- 0.3%
 10,000   IT Group*.......................        47,500
 18,700   NUI.............................       564,506
    800   RGC Resources...................        15,350
 51,700   Roy F. Weston, Class A*.........       193,875
  6,200   Scherer Healthcare*.............        19,763
    550   Sevenson Environmental
            Services......................         5,947
 27,500   TRC Companies*..................       488,125
                                            ------------
                                               1,335,066
                                            ------------
          PAPER -- 0.8%
  1,900   Badger Paper Mills*.............         6,650
 12,300   Baltek*.........................        84,563
  6,800   Carmel Container Systems*.......        45,900
    600   FiberMark*......................         6,113
  8,900   Greif Brothers, Class A.........       295,925
 46,400   Lydall*.........................       530,700
 29,100   Nashua*.........................       245,531
115,100   P.H. Glatfelter.................     1,395,587
 53,900   Pope & Talbot...................       771,443
    500   Rayonier........................        17,969
 20,700   Wausau-Mosinee Paper............       160,425
                                            ------------
                                               3,560,806
                                            ------------
          REAL ESTATE ASSETS -- 5.7%
 11,300   Abrams Industries...............        40,963
  5,200   America First Mortgage
            Investments...................        27,625
    500   American Community Property
            Trust*........................         2,125
 65,500   Amli Residential Properties
            Trust.........................     1,572,000
 16,400   Annaly Mortgage Management......       149,650
104,900   Brandywine Realty Trust.........     2,124,224
 65,800   Cabot Industrial Trust..........     1,311,888
 11,400   Captec Net Lease Realty.........       129,675
 66,200   CBL & Associates Properties.....     1,659,138
202,200   Center Trust....................     1,213,200

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          REAL ESTATE ASSETS (CONTINUED)
 50,700   Charles E. Smith Residential
            Realty........................  $  2,300,512
169,300   Cornerstone Realty Income
            Trust.........................     1,798,813
  4,700   Corporate Office Properties
            Trust.........................        46,706
 13,000   DeWolfe Companies...............        94,250
  5,600   First Industrial Realty Trust...       172,200
  8,078   G&L Realty......................        57,556
 47,800   Glenborough Realty Trust........       860,400
163,200   Healthcare Realty Trust.........     3,447,599
 19,900   Highwoods Properties............       470,138
 14,700   ILX Resorts*....................        23,888
    400   Intergroup*.....................         7,825
 14,400   J.W. Mays*......................       126,000
  1,400   LNR Property....................        30,975
128,900   LTC Properties..................       451,150
114,700   Macerich........................     2,437,374
  4,500   Mego Financial*.................        20,813
 22,000   Newmark Homes*..................       192,500
  8,300   NZ*.............................        37,350
  8,900   Pan Pacific Retail Properties...       178,000
133,801   Prentiss Properties Trust.......     3,495,550
 41,800   Prime Group Realty Trust........       658,350
 28,200   SL Green Realty.................       791,363
  1,500   W.P. Carey & Co. LLC............        26,344
  1,857   Wilshire Oil Company of
            Texas*........................         7,428
                                            ------------
                                              25,963,572
                                            ------------
          RETAIL/WHOLESALE -- 6.3%
  2,250   Aceto...........................        21,938
 12,800   All American Semiconductor*.....       258,400
  4,300   Allou Health & Beauty, Class
            A*............................        23,381
  4,910   AMCON Distributing..............        26,391
  4,200   Arden Group, Class A*...........       204,750
 14,500   Aviall*.........................        93,344
 58,200   Bell Microproducts*.............     1,818,749
 34,200   Bindley Western Industries......     1,094,400
  9,400   Blair...........................       220,900
  8,300   Bon-Ton Stores*.................        17,119
119,300   Burlington Coat Factory
            Warehouse.....................     1,707,481
  2,000   Cache*..........................         5,500
  6,100   Cantel Medical*.................        61,381
 27,200   Cato, Class A...................       340,000
101,600   Central Garden & Pet Co.*.......       704,850
 48,400   Chico's FAS*....................     1,645,600
    935   Crown Group*....................         4,500
 55,900   Discount Auto Parts*............       429,731
 64,100   Dress Barn*.....................     1,346,100
  4,600   Ellett Brothers.................        12,075
  7,600   Foodarama Supermarkets*.........       139,650

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          RETAIL/WHOLESALE (CONTINUED)
  5,600   Friedman's, Class A.............  $     28,000
 47,200   Gadzooks*.......................       843,700
 19,900   Gart Sports Company*............       263,675
 19,000   Gottschalks*....................       116,375
 19,300   GTSI*...........................        62,725
 24,200   Hancock Fabrics.................       121,000
 47,600   Handleman*......................       589,050
     46   Holt's Cigar Holdings*..........           161
 26,700   Homeland Holding*...............        75,928
 88,000   Hughes Supply...................     1,726,560
  2,200   IIC Industries*.................        27,225
121,350   Insight Enterprises*............     3,306,787
 11,400   International Multifoods........       198,075
  3,700   J. Jill Group*..................        47,638
  1,600   Jaco Electronics*...............        24,000
 10,100   Jacobson Stores*................        43,872
 24,150   Johnson Outdoors*...............       167,541
 34,500   Katy Industries.................       241,500
  7,200   Longs Drug Stores...............       137,700
  2,500   McRae Industries, Class A.......        12,500
 18,400   Noland..........................       317,400
 10,900   Nu Horizons Electronics*........       303,156
 33,900   OfficeMax*......................       120,769
 25,450   PC Connection*..................     1,450,650
 13,500   Performance Food Group*.........       507,938
  3,500   Pomeroy Computer Resources*.....        66,281
 12,200   PrimeSource.....................        61,000
  9,630   Rag Shops*......................        20,765
 11,348   Reeds Jewelers*.................        19,859
  6,100   Richardson Electronics..........       102,175
 50,200   Ruddick.........................       696,525
 10,400   S&K Famous Brands*..............        75,400
 11,050   Schultz Sav-O Stores............       118,788
 57,600   SCP Pool*.......................     1,706,400
  6,700   Sound Advice*...................        54,228
 14,100   Specialty Catalog*..............        35,250
 15,900   Speizman Industries*............        35,775
 70,100   Spiegel, Class A*...............       490,700
 28,400   Sport Chalet*...................       152,650
 24,200   Sport Supply Group*.............        69,575
107,200   Stein Mart*.....................     1,159,100
 19,700   Suprema Specialties*............       158,523
  3,100   Surge Components*...............        13,950
 27,900   Swiss Army Brands*..............       156,938
 74,800   Syms*...........................       289,850
  9,000   Taitron Components, Class A*....        33,750
  3,000   Tractor Supply*.................        33,000
123,500   Trans World Entertainment*......     1,235,000

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          RETAIL/WHOLESALE (CONTINUED)
 63,000   Value City Department Stores*...  $    519,750
 20,200   Village Supermarket, Class A*...       242,400
  3,100   Wickes*.........................        18,600
 14,800   Wolohan Lumber..................       148,925
                                            ------------
                                              28,625,322
                                            ------------
          SERVICES -- 13.2%
 61,900   3DO*............................       413,956
  3,500   4Front Technologies*............        63,656
 56,900   ADVO*...........................     1,877,700
    800   American Management Systems*....        13,750
  2,300   American Software, Class A*.....         7,834
 48,500   Angelica........................       469,844
  5,400   Argosy Education Group, Class
            A*............................        38,138
  4,400   ASA International*..............        13,750
 90,900   Aspen Technology*...............     4,101,862
 25,000   Autodesk........................       634,375
116,000   Avant!*.........................     2,117,000
125,800   AXENT Technologies*.............     2,712,563
  4,200   BarPoint.com*...................        14,306
 45,700   Barra*..........................     2,836,256
 15,800   Bell Industries.................        36,538
  4,600   Catalyst International*.........        21,275
    400   CDI*............................         6,400
    600   Cellular Technical Services*....         4,950
 97,600   Cerner*.........................     4,532,299
 38,300   Children's Comprehensive
            Services*.....................       131,656
  1,500   Corinthian Colleges*............        88,500
 76,500   Corporate Executive Board*......     3,079,124
  6,400   Corrpro Companies*..............        25,600
 23,454   CSP*............................       134,861
 36,700   Documentum*.....................     2,979,580
  5,800   Dynamics Research*..............        43,500
  1,000   Eclipsys*.......................        16,000
  2,800   Elite Information Group*........        18,900
 25,200   Exponent*.......................       215,775
  2,600   First American..................        54,275
 44,900   Franklin Covey*.................       328,331
 15,150   FTI Consulting*.................       119,306
     30   General Employment
            Enterprises...................           101
 34,222   Group 1 Software*...............       701,551
  3,900   GSE Systems*....................         9,263
 29,700   GTECH Holdings*.................       491,906
 15,200   GZA GeoEnvironmental
            Technologies*.................        95,000
  8,900   Healthcare Services Group*......        43,944
 74,200   IMRglobal*......................       862,575

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          SERVICES (CONTINUED)
  1,600   Intelligent Systems.............  $      6,600
 57,200   JDA Software Group*.............       729,300
 64,200   Kelly Services, Class A.........     1,516,725
  1,000   Korn/Ferry International*.......        37,813
 30,700   LCC International, Class A*.....       445,150
 34,100   Learning Tree International*....     1,624,013
    600   Manatron*.......................         2,681
 41,900   Manugistics Group*..............     4,111,437
 19,600   Marlton Technologies*...........        24,500
303,700   Mentor Graphics*................     7,155,930
  7,700   Monro Muffler Brake*............        83,738
  7,200   National Technical Systems......        22,500
  5,100   NextHealth*.....................        19,125
 27,100   Opinion Research*...............       196,475
  4,900   Paradigm Geophysical*...........        31,544
 81,000   Pharmacopeia*...................     2,065,500
 82,700   Phoenix Technologies*...........     1,318,031
 11,700   Professional Detailing*.........       666,900
 25,000   Quality Systems*................       168,750
  2,000   SeaChange International*........        66,750
  2,112   Simione Central Holdings*.......         6,732
 15,000   Software Spectrum* (b)..........       148,125
  9,600   SOS Staffing Services*..........        24,000
108,600   Spherion*.......................     1,296,413
125,800   Structural Dynamics Research*...     2,059,975
 17,000   STV Group*......................       127,500
  4,600   Symantec*.......................       202,400
  5,400   Symix Systems*..................        29,869
 29,500   Symyx Technologies*.............     1,279,563
122,700   Systems & Computer
            Technology*...................     2,154,919
  2,750   TALX*...........................        70,813
    300   Team*...........................           900
 17,800   Tecnomatix Technologies*........       223,613
    600   Teltronics*.....................         1,463
  4,500   Thomas Group*...................        31,500
 54,700   Tier Technologies, Class B*.....       401,703
 41,878   Titan*..........................       690,987
  5,050   Trio-Tech International*........        30,300
 16,000   Volt Information Sciences*......       344,000
  9,058   VSE.............................        61,142
 45,900   Westaff*........................       183,600
                                            ------------
                                              59,019,179
                                            ------------
          SOAPS & COSMETICS -- 0.6%
 45,329   Block Drug Company, Class A.....     1,954,813
 39,200   Cascade International * (a)
            (b)...........................             0
 29,200   CPAC............................       233,600

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          SOAPS & COSMETICS (CONTINUED)
  2,400   Guest Supply*...................  $     44,250
  8,500   Inter Parfums*..................        74,375
 12,700   NCH.............................       448,469
                                            ------------
                                               2,755,507
                                            ------------
          TELEPHONE -- 0.0%
    100   Atlantic Tele-Network...........         1,100
    500   Boston Communications Group*....         9,625
 11,700   Hector Communications*..........       152,100
                                            ------------
                                                 162,825
                                            ------------
          TEXTILES -- 2.6%
 70,300   Albany International, Class
            A*............................       843,600
  7,200   Ashworth*.......................        56,700
 64,400   Cyrk*...........................       221,375
  7,100   Deckers Outdoor*................        38,606
 12,875   Decorator Industries............        54,719
 15,800   G-III Apparel Group*............       114,056
 19,800   Garan...........................       440,550
 25,200   Guess?*.........................       283,500
  3,300   Haggar..........................        41,250
  5,900   Hampshire Group*................        47,200
  5,700   Jos. A. Bank Clothiers*.........        25,650
  5,600   JPS Industries*.................        28,000
 52,600   Kellwood........................       959,950
  6,250   Kenneth Cole Productions*.......       220,703
 29,100   Leslie Fay Company*.............       101,850
 41,500   Mohawk Industries*..............       905,219
 20,972   Quaker Fabric*..................       110,103
111,200   Russell.........................     1,765,299
  6,200   Saucony, Class A*...............        59,288
 23,400   Skechers U.S.A., Class A*.......       353,925
 38,100   Sport-Haley*....................       161,925
 42,600   Springs Industries, Class A.....     1,200,788
 81,800   Stride Rite.....................       414,113
  3,100   Superior Uniform Group..........        23,444
 77,000   Timberland, Class A*............     3,156,999
                                            ------------
                                              11,628,812
                                            ------------
          TRANSPORTATION -- 2.8%
  1,000   Alexander & Baldwin.............        26,000
  5,400   Ambassadors International*......       100,913
 92,700   American Freightways*...........     1,471,613
  6,700   Avalon Holdings, Class A*.......        20,519
  1,450   Boyd Brothers Transportation*...         6,072
 37,200   Circle International Group......     1,125,300
  6,600   Emons Transportation Group*.....        11,138
 55,200   Forward Air*....................     1,942,349

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          TRANSPORTATION (CONTINUED)
 34,300   Fritz Companies*................  $    411,600
    500   Kenan Transport.................        12,250
 35,600   Landstar System*................     1,588,649
  2,050   Marten Transport*...............        27,163
  3,300   Motor Cargo Industries*.........        20,213
 57,900   Navigant International*.........       607,950
 13,100   Old Dominion Freight Line*......       132,638
 12,800   Roadway Express.................       229,600
 63,750   SEACOR SMIT*....................     2,972,343
  4,900   U.S. Xpress Enterprises, Class
            A*............................        30,931
 39,100   USFreightways...................       887,081
 78,200   Yellow*.........................     1,182,775
                                            ------------
                                              12,807,097
                                            ------------
          TRAVEL/ENTERTAINMENT -- 3.2%
  1,400   Anchor Gaming*..................       111,388
  2,300   Ark Restaurants*................        21,131
142,000   Aztar*..........................     2,183,249
 20,700   Black Hawk Gaming &
            Development*..................       135,844
  5,600   Bob Evans Farms.................       103,600
 18,600   Boca Resorts, Class A*..........       203,438
 47,000   Buffets*........................       646,250
131,400   CBRL Group......................     1,888,874
 39,400   Dollar Thrifty Automotive
            Group*........................       778,150
 25,200   Fresh Choice*...................        69,300
  4,800   Frisch's Restaurants............        49,500
 13,500   Garden Fresh Restaurant*........       157,781
 20,500   Isle of Capri Casinos*..........       317,750
 10,200   Janus Hotels and Resorts*.......        12,750
  4,000   Jerry's Famous Deli*............        18,000
 23,600   Lakes Gaming*...................       203,550
100,300   Landry's Seafood Restaurants....       683,294
 81,900   Lone Star Steakhouse &
            Saloon*.......................       604,013
  8,000   Max & Erma's Restaurants*.......        70,000
 19,500   Mexican Restaurants*............        53,625
 38,100   Movie Gallery*..................       147,638
 37,000   MTR Gaming Group*...............       300,625
    100   NPC International*..............           978
 21,700   Panera Bread*...................       452,988
 25,200   Pinnacle Entertainment*.........       548,100
150,500   Prime Hospitality*..............     1,523,813
  6,300   Quintel Communications*.........        38,194
  9,700   Roadhouse Grill*................        32,131
106,100   Ryan's Family Steak Houses*.....       815,644
 21,600   Sonesta International Hotels,
            Class A.......................       210,600

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          TRAVEL/ENTERTAINMENT (CONTINUED)
126,800   Station Casinos*................  $  1,806,899
 35,500   Sunburst Hospitality*...........       239,625
 17,610   Uno Restaurant*.................       119,968
                                            ------------
                                              14,548,690
                                            ------------
          TOTAL COMMON STOCKS
            (COST $398,170,697)...........   447,722,378
                                            ------------
          REPURCHASE AGREEMENT -- 0.7%
          State Street Bank, dated
            9/29/00, due 10/2/00 at 3.50%
            with a maturity value of
            $3,125,911 (Collateralized by
            $3,165,000 FNMA, 6.00%,
            7/16/01, market value --
            $3,189,051)...................     3,125,000
                                            ------------
          TOTAL REPURCHASE AGREEMENT
            (COST $3,125,000).............     3,125,000
                                            ------------
          SECURITIES HELD AS COLLATERAL ON
            SECURITIES LOANED -- 0.0%
          AIM Liquid Assets Portfolio.....        80,039
          Federated Treasury Obligations
            Fund..........................         1,618
          Scudder Money Market Series.....       122,814
                                            ------------

                                            MARKET VALUE
                                            ------------
          TOTAL SECURITIES HELD AS
            COLLATERAL ON SECURITIES
            LOANED
            (COST $204,471)...............  $    204,471
                                            ------------
          TOTAL INVESTMENTS
            (COST $401,500,168)
            (c) -- 99.8%..................   451,051,849
                                            ------------
          COLLATERAL AS SECURITIES
            LOANED -- (0.0)%..............      (204,471)
                                            ------------
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 0.2%...........       900,199
                                            ------------
          TOTAL NET ASSETS -- 100.0%......  $451,747,577
                                            ============

---------------

* Non-income producing security.

(a) Bankrupt security; valued by Management (Note 2).

(b) Securities on loan.

(c) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized appreciation...............  $ 83,714,936
   Unrealized depreciation...............   (34,163,255)
                                           ------------
   Net unrealized appreciation...........  $ 49,551,681
                                           ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG JAPAN FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

                                                                                                  SINCE
                                             FISCAL     LAST 1    LAST 3    LAST 5    LAST 10   INCEPTION
                                              YTD        YEAR     YEARS     YEARS      YEARS    (10/22/96)
                                             ------     ------    ------    ------    -------   ----------
Institutional Shares (JPYIX)...............  -15.91%    -10.49%    4.05%    -4.24%     0.03%
Investor Shares............................  -15.97%    -10.65%    3.85%                          -4.68%
TOPIX(1)...................................  -17.85%     -3.11%    6.64%    -0.60%     2.77%      -0.13%

     Japanese equities declined to their lowest levels and were the worst performers compared with equities traded in other regional markets. The major factors contributing to the decline were concerns over further weaknesses in U.S. markets, the impact of major bankruptcies and a market correction for high-flying growth stocks. The TOPIX posted a loss of 13.78% in local currency or -17.85% in U.S. dollar terms for the six months ended September 30, 2000.

     The second and the third quarters of 2000 saw a continuation of the correction in the spread between growth and value stocks. Profit taking in expensive information technology shares, especially from foreigners, pushed the growth stocks down while active purchases from "value type" investment trust funds helped to narrow down the spread between value and growth stocks. Value stocks outperformed growth stocks by 19.60% for the six-month period.

     The stronger value stock environment was favorable for the Fund relative to the TOPIX. The Manager's stock selection models tend to select stocks that are seen as under-priced relative to their fundamentals when compared with other similar stocks. The Fund outperformed its benchmark, the TOPIX, by just under 2% for the six months ended September 30, 2000.

     In addition to the value bias of the portfolio, risk exposure factors attributed to the positive relative performance, primarily the Fund's negative exposure to price momentum stocks and a positive exposure to high yield stocks. An 8% overweighting in the electronics industry also helped relative performance.

     Total returns for the Institutional Shares represents the historical performance for the Rosenberg Series Trust Japan Series which was launched in February 1989 until it was converted to the Barr Rosenberg Japan Series on August 5, 1996. On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Japan Fund, and the Select Shares were renamed the Investor Shares.

     Return and principal value may increase or decrease depending upon market, economic, political, currency exchanges rates and other conditions affecting a fund's portfolio so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility. The AXA Rosenberg Japan Fund may also be subject to the additional risk of non-diversified regional investing. Total return includes change in share price and reinvestment of distributions.

     Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Tokyo Stock Price Index (TOPIX) is the benchmark for the AXA Rosenberg Japan Fund. It is an unmanaged index of approximately 1,400 Japanese companies. Investors cannot invest directly in any Index.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG JAPAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS -- 83.5%
          AUTOS -- 4.5%
  2,000   Fuji Heavy Industries...........  $     12,438
  2,000   Keihin..........................        15,547
  3,000   Mazda Motor.....................         5,830
  1,000   Mitsubishi Motors*..............         3,072
  2,000   Suzuki Motor....................        20,784
  2,000   Yamaha Motor Co. ...............        14,992
                                            ------------
                                                  72,663
                                            ------------
          BANKING -- 11.3%
     10   Mizuho Holdings.................        82,362
  6,000   The Asahi Bank..................        24,709
  5,000   The Daiwa Bank..................        11,383
  4,000   The Sanwa Bank..................        35,610
  6,000   The Tokai Bank..................        30,483
                                            ------------
                                                 184,547
                                            ------------
          BUILDING -- 2.0%
  1,000   Chudenko........................        11,614
    400   Daito Trust Construction Co. ...         6,474
  2,000   Daiwa House Industry Co. .......        13,974
                                            ------------
                                                  32,062
                                            ------------
          CHEMICALS -- 2.1%
  4,000   Mitsubishi Chemical.............        13,881
  1,000   Mitsui Chemicals................         4,451
  3,000   Sumitomo Chemical Co. ..........        14,937
                                            ------------
                                                  33,269
                                            ------------
          CONSTRUCTION MATERIALS -- 2.2%
  2,000   Matsushita Electric Works.......        23,006
  2,000   Mitsubishi Plastics.............         3,961
  2,000   Tokuyama........................         8,939
                                            ------------
                                                  35,906
                                            ------------
          DRUGS -- 5.7%
  1,000   Chugai Pharmaceutical Co. ......        18,166
  2,000   Nikken Chemicals Co. ...........         7,070
  2,000   Sankyo Co. .....................        44,513
  2,000   Tanabe Seiyaku Co. .............        15,195
  2,000   Tsumura & Co.*..................         6,848
                                            ------------
                                                  91,792
                                            ------------
          DURABLES -- 9.2%
  2,000   Kenwood.........................         7,311
  4,000   Matsushita Electric
            Industrial Co. ...............       104,757

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          DURABLES (CONTINUED)
  1,000   Matsushita-Kotobuki Electronics
            Industries....................  $     19,572
  2,000   Victor Company of Japan*........        17,120
                                            ------------
                                                 148,760
                                            ------------
          ELECTRIC UTILITIES -- 0.9%
    900   Kyushu Electric Power...........        14,017
                                            ------------
          ELECTRONICS -- 9.8%
    200   Keyence.........................        69,220
  4,000   Mitsubishi Electric.............        33,130
  2,000   Nissho..........................        16,250
  2,000   Shindengen Electric Mfg. Co. ...        13,048
  2,000   Toshiba TEC.....................         8,292
  2,000   Yokogawa Electric...............        18,342
                                            ------------
                                                 158,282
                                            ------------
          FOOD -- 0.7%
  1,000   Kinki Coca-Cola Bottling Co. ...        10,550
                                            ------------
          HOUSEHOLD -- 0.7%
  1,000   Tenma...........................        11,466
                                            ------------
          INSURANCE -- 0.4%
  2,000   The Dai-Tokyo Fire & Marine
            Insurance
          Co. ............................         6,052
                                            ------------
          LIQUOR & TOBACCO -- 1.5%
  1,000   Asahi Breweries.................         8,958
      2   Japan Tobacco...................        15,695
                                            ------------
                                                  24,653
                                            ------------
          MACHINERY -- 4.4%
    100   Disco...........................        13,335
  2,000   Hitachi Koki Co. ...............         5,960
    100   Mabuchi Motor Co. ..............        12,798
  2,000   Makita..........................        15,880
  2,000   Nitto Electric Works............        16,287
  2,000   Tokyo Kikai Seisakusho..........         7,385
                                            ------------
                                                  71,645
                                            ------------
          MEDIA -- 1.1%
     30   Nippon Television Network.......        17,240
                                            ------------
          MISCELLANEOUS FINANCIAL -- 3.8%
  3,000   Daiwa Securities Co. ...........        35,175
  3,000   The Nikko Securities Co. .......        26,652
                                            ------------
                                                  61,827
                                            ------------
          OFFICE MACHINERY -- 5.6%
  4,000   NEC.............................        90,875
                                            ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG JAPAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          OIL DISTRIBUTION -- 0.3%
  2,000   Koa Oil Company.................  $      5,127
                                            ------------
          REAL ESTATE ASSETS -- 0.6%
  2,000   Sumitomo Realty & Development
            Co. ..........................        10,457
                                            ------------
          RETAIL/WHOLESALE -- 2.0%
  2,000   Kasumi Co. .....................         8,218
  3,000   Mitsui & Co. ...................        18,739
  2,000   Tokyu Store Chain Co. ..........         6,034
                                            ------------
                                                  32,991
                                            ------------
          SERVICES -- 6.9%
  3,000   Fujitsu.........................        69,684
    200   Fujitsu Business Systems........         4,627
      4   NTT Data Communications
            Systems.......................        37,016
                                            ------------
                                                 111,327
                                            ------------
          TELEPHONE -- 5.9%
      4   DDI.............................        26,282
      7   Nippon Telegraph and
            Telephone.....................        68,665
                                            ------------
                                                  94,947
                                            ------------
          TRANSPORTATION -- 0.9%
      3   West Japan Railway..............        13,853
                                            ------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          TRAVEL/ENTERTAINMENT -- 1.0%
    300   Heiwa...........................  $      5,969
    300   Sankyo Co., Gunma...............        10,994
                                            ------------
                                                  16,963
                                            ------------
          TOTAL INVESTMENTS
            (COST $1,418,681)
            (a) -- 83.5%..................     1,351,271
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 16.5%..........       266,232
                                            ------------
          TOTAL NET ASSETS -- 100.0%......  $  1,617,503
                                            ============

---------------

* Non-income producing security.

(a) Represents cost for federal tax purposes and differs from value by net unrealized depreciation as follows:

   Unrealized appreciation..................  $133,077
   Unrealized depreciation..................  (200,487)
                                              --------
   Net unrealized depreciation..............  $(67,410)
                                              ========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

PERFORMANCE UPDATE AS OF 9/30/00 -- AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE        SINCE
                                                       FISCAL    LAST 1    LAST 3    INCEPTION    INCEPTION
                                                        YTD       YEAR     YEARS     (9/23/96)    (10/29/96)
                                                       ------    ------    ------    ---------    ----------
Institutional Shares (ICSIX).........................  -3.13%     8.79%     6.13%       4.87%
Investor Shares......................................  -3.23%     8.51%     5.71%                    4.58%
CRIexUS(1)...........................................  -7.10%    -3.24%     0.90%      -0.15%       -0.16%

     The second and third quarters of 2000 were marked by volatility. The continued rise in oil prices, the embattled euro and disappointing earnings news around the world cast a shadow on the stock markets. After a strong performance in June, markets lost ground in July, due to worries over U.S. interest rate increases. In August, optimism returned, and the broad market regained its strength. However, this positive sentiment was dampened in September by the rise in oil prices and uncertainty over the euro. For the six months, international small stocks, as measured by the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS), lost 7.10%. The Salomon Smith Barney World ex U.S. Extended Markets Index, another notable benchmark for international mid/small stocks, was down 6.92%.

     The European markets experienced a period of negative returns. Several high-profile companies issued disappointing earnings or profit warnings for the third quarter. The situation was exacerbated by worries and discontent over the rise in oil prices, which resulted in the "petrol crisis" in both France and the U.K. that almost brought the two countries to a standstill. After stabilizing in the second quarter, the euro fell against the U.S. dollar in the third quarter further eroding confidence. The various central banks eventually had to intervene to halt the slide. Denmark's decision on not to join the euro added another level of uncertainty. The British pound also suffered in the midst of all these developments, only to recover slightly at the end of September. For the six months, European small stocks lost 7.28%(2).

     The Japanese market is still struggling to emerge from a 10-year malaise. Investors, domestic and foreign alike, returned to Japanese value stocks during the second and third quarters of 2000. For the six months, small stocks lost 7.59%. There was speculation that the Japanese government would end the zero interest rate policy. This created mixed reactions in the economy. In the end, the zero interest rate policy continued to reign. Elsewhere in Asia, markets posted losses during the second and third quarters. Technology and internet-related stocks plummeted during September. On the other hand, the privatization of the Hong Kong Mass Transit Railway was well received by investors. This is an indication that investors have shifted toward the defensive sectors of the market at the expense of the internet sector. Small stocks lost 7.57% for the Pacific ex Japan region.

     Canadian stocks surpassed other markets by maintaining their value during the second and third quarters. Domestic spending remained strong and investors' confidence remained high. In addition to the companies specializing in natural resources, there have been more and more quality Canadian companies focusing on telecommunications and networks. This unusual combination has provided an internal diversification within the Canadian market. Indeed, this has buffered volatility and enabled the Canadian market to emerge as one of the few markets posting positive returns year to date. For the six months, small stocks gained 8.14%.

     The Fund outperformed its benchmark, the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS), for the six months ended September 30, 2000. The outperformance was a combination of stock selection and risk management. The Manager strives to add value consistently through bottom-up stock selection and avoids heavy bets on countries and industries. The portfolio closely tracks the country and industry exposures of its benchmark. As a result, the contributions to the outperformance from industry and country selection were positive but modest, whereas stock selection accounted for most of the outperformance. Since inception, the Fund's performance has also exceeded that of the benchmark.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg International Small Capitalization Fund, and the Select Shares were renamed the Investor Shares.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility. Small capital funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS) is the benchmark for the AXA Rosenberg International Small Capitalization Fund. It is an unmanaged index of non-U.S. small capitalization companies with market capitalization up to $11.6 billion. The index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and U.K. Investors cannot invest directly in any Index.

(2) Small stock returns are based on individual country and regional CRIexUS.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS -- 96.8%
            AUSTRALIA -- 2.4%
            Chemicals -- 0.1%
   53,600   Ticor.........................  $    42,090
   13,700   Wattyl........................       21,664
                                            -----------
                                                 63,754
                                            -----------
            Construction Materials -- 0.2%
  106,600   Origin Energy.................      109,688
                                            -----------
            Financial Investments -- 0.0%
    3,500   Platinum Capital..............        2,805
                                            -----------
            Food -- 0.3%
  160,500   Burns, Philp & Company*.......       45,198
   88,900   Goodman Fielder...............       57,532
  110,000   Ridley Corporation............       35,147
                                            -----------
                                                137,877
                                            -----------
            Household -- 0.2%
   99,400   Pacific Dunlop................       82,576
                                            -----------
            Liquor & Tobacco -- 0.2%
   29,700   Southcorp.....................       82,464
                                            -----------
            Media -- 0.1%
   32,800   Prime Television..............       37,302
                                            -----------
            Metals -- 0.1%
   10,400   Crane Group...................       45,621
                                            -----------
            Oil -- 0.2%
    8,200   Henry Walker Eltin Group......        5,462
    4,600   Novus Petroleum*..............        4,235
   66,900   QCT Resources.................       47,099
   14,600   Santos........................       49,812
                                            -----------
                                                106,608
                                            -----------
            Oil Distribution -- 0.2%
   34,900   Caltex Australia..............       44,227
   43,900   Orogen Minerals...............       36,137
                                            -----------
                                                 80,364
                                            -----------
            Real Estate Assets -- 0.0%
   40,400   Normandy Mt. Leyshon..........       15,753
                                            -----------
            Retail/Wholesale -- 0.2%
    8,300   Atkins Carlyle................       11,956
   26,900   G.U.D. Holdings...............       23,600
   29,000   Metcash Trading...............        6,596
   37,800   Spicers Paper.................       43,398
                                            -----------
                                                 85,550
                                            -----------
            Telephone -- 0.0%
    8,600   Uecomm*.......................        7,452
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            AUSTRALIA (CONTINUED)
            Transportation -- 0.0%
   10,471   Hills Motorway Group..........  $    23,079
                                            -----------
            Travel/Entertainment -- 0.6%
   33,600   Jupiters......................       57,864
   30,357   Spotless Group................      103,572
   45,700   Ten Network Holdings..........       62,640
   32,500   Village Roadshow..............       27,105
                                            -----------
                                                251,181
                                            -----------
                                              1,132,074
                                            -----------
            BELGIUM -- 1.2%
            Banking -- 0.3%
      143   Banque Nationale de
              Belgique....................      153,443
                                            -----------
            Building -- 0.6%
      840   Societe Belge des Betons......      296,494
                                            -----------
            Electronics -- 0.3%
    6,910   SAIT-RadioHolland*............      128,719
                                            -----------
                                                578,656
                                            -----------
            CANADA -- 4.9%
            Banking -- 0.2%
    4,300   Laurentian Bank of Canada.....       72,589
    2,300   Trilon Financial, Class A.....       15,821
                                            -----------
                                                 88,410
                                            -----------
            Chemicals -- 0.1%
   13,900   Methanex*.....................       68,362
                                            -----------
            Electric Utilities -- 0.2%
    3,400   ATCO, Class I.................       82,479
                                            -----------
            Insurance -- 0.2%
      700   E-L Financial.................       81,415
                                            -----------
            Liquor & Tobacco -- 0.0%
      500   Molson, Class A...............       11,382
                                            -----------
            Media -- 0.6%
    2,400   Chum, Class B.................      106,870
    5,500   Cinram International..........       21,018
      200   Hollinger.....................        2,094
    6,700   Torstar, Class B..............       97,964
    4,500   TVA Group, Class B............       56,824
                                            -----------
                                                284,770
                                            -----------
            Metals -- 0.4%
    6,800   Dofasco.......................      103,946
   15,900   Stelco, Class A...............       68,159
                                            -----------
                                                172,105
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            CANADA (CONTINUED)
            Miscellaneous
              Financial -- 0.1%
    2,700   Fahnestock Viner Holdings,
              Class A.....................  $    59,217
                                            -----------
            Oil -- 0.6%
    8,048   Anderson Exploration*.........      175,982
      300   Cabre Exploration*............        3,090
    2,900   Chieftain International*......       59,749
    1,300   Gulf Canada Resources*........        6,869
    5,149   Husky Energy*.................       47,738
                                            -----------
                                                293,428
                                            -----------
            Oil Services -- 0.3%
    3,700   Precision Drilling*...........      132,421
                                            -----------
            Other Utilities -- 0.1%
    3,500   BC Gas........................       65,946
                                            -----------
            Paper -- 0.9%
    6,600   Canfor........................       43,865
    5,500   Cascades......................       26,319
   15,100   Domtar........................      129,460
    4,700   Fletcher Challenge Canada,
              Class A.....................       52,322
   10,300   Nexfor........................       48,945
    6,200   Tembec*.......................       61,191
                                            -----------
                                                362,102
                                            -----------
            Real Estate Assets -- 0.4%
    8,700   Brookfield Properties.........      140,217
    6,200   Cambior.......................        2,514
    4,800   Franco Nevada Mining..........       47,214
                                            -----------
                                                189,945
                                            -----------
            Retail/Wholesale -- 0.0%
    4,800   Emco*.........................       16,589
                                            -----------
            Services -- 0.1%
    2,900   Open Text*....................       56,087
       85   Philip Services*..............          353
                                            -----------
                                                 56,440
                                            -----------
            Telephone -- 0.6%
      535   Aliant........................       13,227
    2,600   Cogeco........................       72,144
    6,000   Manitoba Telecom Services.....      120,627
    6,700   Telesystem International
              Wireless*...................       94,624
                                            -----------
                                                300,622
                                            -----------
            Travel/Entertainment -- 0.1%
    1,433   Corus Entertainment, Class
              B*..........................       40,953
                                            -----------
                                              2,306,586
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            DENMARK -- 3.6%
            Banking -- 3.3%
   45,200   Sydbank.......................  $ 1,513,039
                                            -----------
            Food -- 0.3%
    7,500   Aarhus Oliefabrik, Class A....      143,715
                                            -----------
                                              1,656,754
                                            -----------
            FINLAND -- 5.4%
            Chemicals -- 1.6%
  146,000   Kemira........................      762,696
                                            -----------
            Electric Utilities -- 1.0%
  137,500   Fortum........................      467,133
                                            -----------
            Insurance -- 0.2%
    3,000   Pohjola Group Insurance, Class
              B...........................      115,818
                                            -----------
            Machinery -- 0.8%
   30,200   Partek........................      351,769
                                            -----------
            Paper -- 1.2%
   52,700   Metsa Serla, Class B..........      346,453
   23,000   Stora Enso....................      192,607
                                            -----------
                                                539,060
                                            -----------
            Real Estate Assets -- 0.6%
1,125,600   Polar Real Estate*............      258,246
                                            -----------
                                              2,494,722
                                            -----------
            FRANCE -- 6.8%
            Banking -- 0.2%
    3,992   Via Banque....................      111,667
                                            -----------
            Building -- 1.1%
    4,250   Groupe GTM....................      495,039
                                            -----------
            Electronics -- 0.6%
    1,377   Sagem.........................      293,932
                                            -----------
            Financial Investments -- 0.2%
    1,881   Societe Fonciere, Financiere
              Et De Participations........      114,197
                                            -----------
            Food -- 1.9%
    8,900   Eridania Beghin-Say...........      765,722
      387   Sucriere de Pithiviers Le
              Vieil.......................      111,670
                                            -----------
                                                877,392
                                            -----------
            Machinery -- 1.0%
    3,713   Dynaction.....................       93,870
    3,860   NSC Groupe....................      381,830
                                            -----------
                                                475,700
                                            -----------
            Metals -- 0.4%
    4,026   Vallourec.....................      169,461
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FRANCE (CONTINUED)
            Paper -- 0.4%
       35   Exacompta Clairefontaine......  $     2,397
   13,405   Worms et Compagnie............      202,274
                                            -----------
                                                204,671
                                            -----------
            Retail/Wholesale -- 1.0%
       63   Naf Naf*......................          723
    7,685   Rallye........................      416,379
      631   Safic Alcan & Cie.............       28,286
                                            -----------
                                                445,388
                                            -----------
                                              3,187,447
                                            -----------
            GERMANY -- 7.9%
            Banking -- 1.8%
   61,200   Bankgesellschaft Berlin.......      853,268
                                            -----------
            Building -- 0.3%
    6,070   Hochtief......................      125,605
                                            -----------
            Drugs -- 0.2%
      700   Altana........................       80,294
                                            -----------
            Electric Utilities -- 0.4%
    8,980   Bewag Aktiengesellschaft,
              Class A.....................       92,713
    5,704   Hamburgische Electricitaets
              Werke.......................      100,667
                                            -----------
                                                193,380
                                            -----------
            Electronics -- 2.5%
    6,440   Fresenius.....................    1,230,328
                                            -----------
            Machinery -- 0.6%
   25,345   Sartorius.....................      257,198
                                            -----------
            Retail/Wholesale -- 0.1%
    5,400   Baywa.........................       29,782
                                            -----------
            Services -- 2.0%
   12,960   Brokat*.......................      924,045
                                            -----------
                                              3,693,900
                                            -----------
            HONG KONG -- 2.8%
            Airlines -- 0.1%
   24,000   Hong Kong Aircraft
              Engineering.................       39,708
                                            -----------
            Banking -- 0.6%
   24,000   Guoco Group...................       57,715
   92,000   HKCB Bank Holding Company.....       25,369
   50,000   International Bank of Asia....       10,838
   20,000   JCG Holdings..................       11,287
   56,000   Liu Chong Hing Bank...........       55,663

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
            Banking (continued)
   60,000   Sun Hung Kai & Co.............  $    10,620
   24,000   Wing Lung Bank................       89,882
                                            -----------
                                                261,374
                                            -----------
            Building -- 0.0%
   50,000   Hong Kong Construction
              (Holdings)*.................        9,491
    2,000   Shui On Construction and
              Materials...................        2,309
                                            -----------
                                                 11,800
                                            -----------
            Durables -- 0.0%
  360,000   Starlight International
              Holdings....................       11,081
                                            -----------
            Electric Utilities -- 0.1%
  355,000   China Travel International
              Investment Hong Kong........       46,897
                                            -----------
            Electronics -- 0.2%
  220,000   Wong's International
              Holdings....................       76,184
                                            -----------
            Financial Investments -- 0.0%
   84,000   Peregrine Investment
              Holdings* (a)...............            0
                                            -----------
            Food -- 0.1%
  162,000   China Foods Holdings..........       29,504
   45,000   Lam Soon Hong Kong*...........        8,369
                                            -----------
                                                 37,873
                                            -----------
            Household -- 0.0%
   36,000   Shell Electric Manufacturing
              Company.....................        7,064
                                            -----------
            Liquor & Tobacco -- 0.0%
   36,000   San Miguel Brewery Hong
              Kong........................        5,725
                                            -----------
            Machinery -- 0.1%
    6,000   ASM Pacific Technology........       13,659
  170,000   Techtronic Industries
              Company.....................       42,517
                                            -----------
                                                 56,176
                                            -----------
            Media -- 0.1%
   74,000   South China Morning Post......       56,471
                                            -----------
            Real Estate Assets -- 0.7%
  327,000   Chinese Estates Holdings*.....       38,585
  125,000   Continental Mariner
              Investment..................       20,040
   17,000   Hopewell Holdings.............        6,323
   10,000   Kerry Properties..............       14,172
    8,000   Lee Hing Development..........        2,052
   40,000   Liu Chong Hing Investment.....       22,573
  329,000   Mingly........................       21,098

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
            Real Estate Assets (continued)
  310,000   New Asia Realty & Trust.......  $    67,591
  165,000   Realty Development............       36,188
    4,000   Sino Land Company.............        2,001
  202,000   Tai Cheung Holdings...........       30,312
   66,000   Wheelock and Company..........       52,059
   12,000   Wing On Co. International.....        4,425
                                            -----------
                                                317,419
                                            -----------
            Retail/Wholesale -- 0.2%
   76,000   Dickson Concepts
              International...............       50,687
   28,000   Jardine International Motor
              Holdings....................       15,263
   50,000   YGM Trading...................       27,254
                                            -----------
                                                 93,204
                                            -----------
            Textiles -- 0.1%
   50,000   High Fashion International....        8,657
   76,000   USI Holdings*.................       14,329
   18,000   Yue Yuen Industrial
              Holdings....................       35,322
                                            -----------
                                                 58,308
                                            -----------
            Transportation -- 0.3%
    9,000   China Motor Bus...............       46,403
   84,000   New World Infrastructure*.....       79,724
   46,000   Orient Overseas
              International...............       17,552
                                            -----------
                                                143,679
                                            -----------
            Travel/Entertainment -- 0.2%
  260,000   Golden Harvest
              Entertainment*..............       29,679
   38,000   Great Eagle Holdings..........       58,972
                                            -----------
                                                 88,651
                                            -----------
                                              1,311,614
                                            -----------
            ITALY -- 3.8%
            Building -- 0.5%
  436,000   Impregilo.....................      232,766
                                            -----------
            Machinery -- 0.0%
    4,500   Saiag.........................       20,609
                                            -----------
            Media -- 2.5%
  674,000   Cofide*.......................    1,127,057
                                            -----------
            Metals -- 0.3%
  134,218   GIM...........................      150,178
                                            -----------
            Textiles -- 0.5%
   44,400   Vincenzo Zucchi...............      219,406
                                            -----------
                                              1,750,016
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN -- 18.1%
            Autos -- 0.7%
    1,000   Calsonic Kansei...............  $     2,397
   15,000   Keihin........................      116,602
    2,000   Nippon Cable System...........       18,878
    2,500   Nippon Seiki..................       15,986
    4,000   Sawafuji Electric.............        9,180
    6,000   Showa.........................       33,592
    2,000   Tokai Rika....................       17,194
   26,000   U-Shin........................       92,634
    2,000   Yasunaga......................        7,311
                                            -----------
                                                313,774
                                            -----------
            Banking -- 1.2%
   28,000   First Credit*.................       67,888
      800   The Bank of Okinawa...........       17,768
   19,000   The Chuo Mitsui Trust &
              Banking Co..................       66,815
   51,000   The Keiyo Bank................      151,027
    9,000   The Kyushu Bank...............       26,485
   31,000   The Shinwa Bank...............      100,407
   15,000   The Tochigi Bank..............       92,171
    4,000   The Tokushima Bank............       26,245
                                            -----------
                                                548,806
                                            -----------
            Building -- 0.8%
    9,000   Chudenko......................      104,525
    9,000   Footwork Construction.........       21,655
    9,000   Fukuda........................       23,154
   19,000   Maeda Road Construction.......       88,266
    6,000   Nippon Dentsu.................       16,713
   30,000   Okumura.......................       98,556
    8,000   Tetra.........................       17,028
                                            -----------
                                                369,897
                                            -----------
            Chemicals -- 0.2%
   24,000   Nippon Sanso..................       82,177
                                            -----------
            Construction Materials -- 0.4%
    9,000   Komai Tekko...................       21,571
   10,000   Mitsubishi Plastics...........       19,804
    6,000   Noritz........................       65,686
   17,000   Okabe.........................       51,916
    2,000   Takada Kiko...................        7,977
   10,000   Takigami Steel Construction
              Co..........................       27,762
                                            -----------
                                                194,716
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Drugs -- 0.6%
    8,000   Hisamitsu Pharmaceutical......  $   120,304
   30,000   Nikken Chemicals..............      106,052
    5,000   Seikagaku.....................       48,121
                                            -----------
                                                274,477
                                            -----------
            Durables -- 0.3%
    3,100   Aiwa*.........................       30,925
   27,000   Kenwood.......................       98,695
                                            -----------
                                                129,620
                                            -----------
            Electronics -- 2.1%
    1,100   Aiphone.......................       13,335
   26,000   Elna*.........................      115,732
    3,000   Excel.........................       38,867
    7,000   Foster Electric...............       38,932
   30,000   Furuno Electric...............      105,497
    9,000   Horiba........................       90,033
    8,600   Komatsu Electronic Metals*....       87,942
   17,000   Nihon Inter Electronics.......       54,433
   10,000   Nippon Signal.................       42,106
   13,000   Nissho........................      105,627
   10,000   Origin Electric...............       76,069
   18,000   Shindengen Electric
              Manufacturing...............      117,435
    9,000   Sumitomo Special Metals.......       96,030
    8,000   Toshiba TEC...................       33,167
    1,000   Uniden........................        5,552
                                            -----------
                                              1,020,757
                                            -----------
            Financial Investments -- 0.7%
   28,000   Daiwa Kosho Lease.............       85,508
    9,000   Kyosei Rentemu................       44,725
    1,000   Kyushu Leasing Service*.......        4,905
    6,000   Ricoh Leasing.................      112,160
   16,000   Tokyo Leasing.................       88,840
                                            -----------
                                                336,138
                                            -----------
            Food -- 0.5%
   11,500   Asahi Soft Drinks.............       85,138
    4,000   Calpis........................       17,953
   13,000   Fuji Coca-Cola Bottling.......      107,311
    2,000   Tokatsu Foods.................        4,905
                                            -----------
                                                215,307
                                            -----------
            Household -- 0.5%
   27,000   Daiwa Seiko...................       35,980
   33,000   Mizuno........................       91,310
    9,000   Tenma.........................      103,193
                                            -----------
                                                230,483
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Insurance -- 0.3%
   12,000   Chiyoda Fire & Marine
              Insurance Co................  $    35,203
   16,000   The Dowa Fire & Marine
              Insurance Co................       39,830
   30,000   The Nisshin Fire & Marine
              Insurance Company...........       69,406
                                            -----------
                                                144,439
                                            -----------
            Machinery -- 1.8%
   28,000   Hitachi Koki..................       83,435
   23,000   Juki..........................       93,865
    8,000   Koken.........................       36,054
    1,200   Kyoritsu Air Tech.............        5,552
   16,000   Makino Milling Machine........      132,519
    7,900   Miura.........................      101,839
   40,000   Nissin Electric...............      111,790
    4,000   Seibu Electric & Machinery....        8,625
    2,000   Shin-Daiwa Kogyo..............        5,145
    3,200   Shinkawa......................      128,817
   18,000   Takaoka Electric Mfg. Co......       28,318
   22,000   Tokyo Kikai Seisakusho........       81,233
   10,000   Toyo Electric Mfg. Co.*.......       12,030
    1,200   Zuiko.........................       10,994
                                            -----------
                                                840,216
                                            -----------
            Media -- 0.6%
    1,000   Asahi Broadcasting............      100,870
    4,000   Bunkeido......................       24,616
   43,000   Gakken*.......................       75,606
    3,000   Nissha Printing...............       17,351
    8,000   RKB Mainichi Broadcasting.....       39,904
    1,000   Sanko Sangyo..................        7,866
                                            -----------
                                                266,213
                                            -----------
            Metals -- 0.2%
   15,000   Showa Electric Wire & Cable...       35,397
    7,000   Tonichi Cable.................       23,256
    6,000   Yamato Kogyo..................       20,933
                                            -----------
                                                 79,586
                                            -----------
            Miscellaneous Financial --0.2%
   33,250   Tokyo Securities Co...........       84,617
                                            -----------
            Office Machinery -- 0.3%
   21,000   Asahi Optical.................       57,524
    9,000   Canon Chemicals...............       99,944
                                            -----------
                                                157,468
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Oil Distribution -- 0.1%
   17,000   Koa Oil Company...............  $    43,578
                                            -----------
            Paper -- 0.3%
    9,000   Daio Paper....................       87,035
    6,000   Rengo.........................       30,539
    4,000   Tokushu Paper Manufacturing...       15,325
                                            -----------
                                                132,899
                                            -----------
            Real Estate Assets -- 0.5%
   31,000   Azel..........................       87,211
    5,000   Hosoda........................       15,501
    3,000   Leopalace21*..................        9,578
    6,000   Sekiwa Real Estate............       22,765
   12,000   Starts........................       77,624
                                            -----------
                                                212,679
                                            -----------
            Retail/Wholesale -- 2.5%
    3,000   Atol..........................       17,213
   11,000   Charle........................       67,999
   12,000   Chiyoda.......................       58,856
    8,000   Daiwa.........................       13,622
   18,000   Denkyosha.....................       72,959
    8,000   Eiden.........................       55,155
   10,000   Gastec Service................       40,070
    6,000   Gigas Kansai..................       38,257
   20,000   Hankyu Department Stores......       92,171
    5,000   Inabata & Co..................       29,150
   45,000   Joshin Denki..................      119,933
   18,000   Kasumi........................       73,959
   23,000   Laox..........................      110,466
    4,000   Life Corp.....................       24,986
   10,000   Lilycolor.....................       14,899
   25,000   Matsuyadenki..................       68,480
    1,000   Nagano Tokyu Department
              Store.......................        3,304
    1,100   Rio Chain.....................        4,469
   16,000   Sekido........................       89,580
   37,000   Tokyu Store Chain.............      111,623
    1,000   Traveler......................        7,385
    3,000   U.Store.......................       23,015
   26,000   Uehara Sei Shoji..............       67,851
                                            -----------
                                              1,205,402
                                            -----------
            Services -- 2.0%
    5,400   Computer Engineering &
              Consulting..................       90,949
    3,000   CRC Research Institute........       41,644
    3,000   Creo..........................       27,485
    3,000   Diamond Computer Service......       33,176
   14,000   Eikoh.........................       51,823

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Services (continued)
    2,700   Fujitsu Business Systems......  $    62,465
    6,000   Hitachi Information Systems...      240,976
   12,000   Horiuchi Color................       57,524
    1,000   Japan Maintenance.............        8,838
    7,000   Japan Process Development.....       45,993
    3,500   Miroku Jyoho Service..........       33,005
    6,000   Nippon Computer System Co.....       35,480
    7,000   Nippon Computer Systems
              Corp........................       29,798
    1,000   Shingakukai...................        3,331
    3,000   Sumisho Electronics...........       41,644
   18,000   Tsuzuki Denki*................       84,120
   13,000   Uchida Yoko...................       73,385
    1,600   Wesco.........................        4,072
                                            -----------
                                                965,708
                                            -----------
            Soaps & Cosmetics -- 0.2%
    8,000   Avon Products.................       16,287
    2,000   Ivy Cosmetics.................        7,866
   17,000   Sunstar.......................       52,073
                                            -----------
                                                 76,226
                                            -----------
            Telephone -- 0.2%
       30   Okinawa Cellular Telephone....       97,723
                                            -----------
            Transportation -- 0.2%
   10,000   Hitachi Transport System......       52,101
    6,000   Nippon Konpo Unyu Soko........       40,422
                                            -----------
                                                 92,523
                                            -----------
            Travel/Entertainment -- 0.7%
    2,200   Daiichi kosho.................       30,742
   43,000   Kinki Nippon Tourist*.........      123,357
    6,000   Shochiku*.....................       28,873
   31,000   Tokyo Dome....................      146,021
                                            -----------
                                                328,993
                                            -----------
                                              8,444,422
                                            -----------
            MALAYSIA -- 0.0%
            Durables -- 0.0%
      840   Silverstone* (a)..............            0
                                            -----------
            Travel/Entertainment -- 0.0%
   24,000   Rekapacific*..................        2,905
                                            -----------
                                                  2,905
                                            -----------
            NETHERLANDS -- 5.8%
            Airlines -- 2.6%
   64,840   KLM Royal Dutch Airlines*.....    1,212,986
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            NETHERLANDS (CONTINUED)
            Building -- 1.6%
   54,747   Hollandsche Beton Groep.......  $   495,178
   25,187   Stork.........................      247,815
                                            -----------
                                                742,993
                                            -----------
            Chemicals -- 1.6%
   78,865   EVC International*............      730,719
                                            -----------
            Food -- 0.0%
      558   Koninklijke Wessanen..........        6,426
                                            -----------
                                              2,693,124
                                            -----------
            NEW ZEALAND -- 0.2%
            Chemicals -- 0.1%
   20,500   Nufarm........................       32,916
                                            -----------
            Electric Utilities -- 0.1%
   44,900   Contact Energy................       47,819
                                            -----------
            Retail/Wholesale -- 0.0%
   25,900   Hallenstein Glasson
              Holdings....................       23,162
                                            -----------
            Textiles -- 0.0%
    5,000   Cavalier......................        8,638
                                            -----------
                                                112,535
                                            -----------
            NORWAY -- 0.4%
            Oil Services -- 0.0%
    1,700   Fred Olsen Energy*............       14,044
      460   Smedvig, Class A..............        9,019
                                            -----------
                                                 23,063
                                            -----------
            Paper -- 0.4%
    5,800   Norske Skogindustrier.........      146,304
                                            -----------
                                                169,367
                                            -----------
            PORTUGAL -- 0.6%
            Chemicals -- 0.2%
   37,750   Cires-Companhia Industrial de
              Resinas Sinteticas..........       79,948
                                            -----------
            Food -- 0.2%
    7,189   Sumolis-Companhia Industrial
              de Frutas e Bebidas.........       96,425
                                            -----------
            Machinery -- 0.2%
   14,264   EFACEC Capital, SGPS*.........       84,332
                                            -----------
                                                260,705
                                            -----------
            SINGAPORE -- 2.0%
            Banking -- 0.3%
   22,000   Hong Leong Finance............       30,593
    8,000   Industrial & Commercial
              Bank........................       16,549

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SINGAPORE (CONTINUED)
            Banking (continued)
   24,000   Keppel TatLee Bank............  $    43,028
   26,000   Overseas Union Trust..........       35,856
                                            -----------
                                                126,026
                                            -----------
            Building -- 0.1%
   53,333   United Engineers..............       34,630
                                            -----------
            Defense -- 0.2%
  190,000   Sembcorp Marine...............       77,516
                                            -----------
            Drugs -- 0.1%
   19,000   Haw Par.......................       31,662
                                            -----------
            Electronics -- 0.1%
   51,000   Sunright......................       18,170
   29,000   WBL...........................       34,161
                                            -----------
                                                 52,331
                                            -----------
            Financial Investments -- 0.0%
   25,000   United Industrial.............       11,636
                                            -----------
            Media -- 0.2%
   33,000   Times Publishing..............       71,299
                                            -----------
            Miscellaneous Financial --0.0%
    8,000   Kay Hian Holdings.............        3,172
                                            -----------
            Real Estate Assets -- 0.7%
   14,000   Fraser & Neave................       48,268
   45,000   Keppel........................       91,537
  158,000   Lum Chang Holdings............       34,046
   79,000   MCL Land......................       54,474
  174,000   Metro Holdings................       35,494
   98,000   Orchard Parade Holdings.......       35,196
   38,000   Singapore Land................       72,494
                                            -----------
                                                371,509
                                            -----------
            Retail/Wholesale -- 0.1%
   56,000   Hour Glass....................       13,837
   54,000   Intraco.......................       38,787
    5,000   Wearnes International.........        1,796
                                            -----------
                                                 54,420
                                            -----------
            Transportation -- 0.1%
   51,000   Neptune Orient Lines*.........       45,717
   36,000   Pacific Carriers..............       16,963
                                            -----------
                                                 62,680
                                            -----------
            Travel/Entertainment -- 0.1%
  200,000   Hai Sun Hup Group.............       40,798
                                            -----------
                                                937,679
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SPAIN -- 2.6%
            Machinery -- 0.6%
   13,214   Construcciones y Auxiliar
              de..........................  $   268,188
                                            -----------
            Metals -- 0.6%
   33,700   Aceralia Corporacion
              Siderurgica.................      276,858
                                            -----------
            Oil Distribution -- 1.1%
   64,360   Compania Espanola de
              Petroleos...................      519,654
                                            -----------
            Transportation -- 0.3%
   33,685   Europistas Concesionaria
              Espanola....................      162,295
                                            -----------
                                              1,226,995
                                            -----------
            SWEDEN -- 1.8%
            Building -- 0.5%
   29,900   NCC, Class A..................      239,001
                                            -----------
            Financial Investments -- 0.8%
    2,300   Bergman & Beving, Class B.....       24,831
   51,500   SAS Sverige...................      379,581
                                            -----------
                                                404,412
                                            -----------
            Miscellaneous Financial --0.2%
   10,709   Nordic Baltic Holding.........       76,706
                                            -----------
            Paper -- 0.3%
   23,000   Esselte, Class A..............      133,707
                                            -----------
                                                853,826
                                            -----------
            SWITZERLAND -- 8.1%
            Banking -- 0.2%
      215   Luzerner Kantonalbank.........       97,024
                                            -----------
            Defense -- 1.7%
    2,860   Oerlikon-Buehrle Holding*.....      797,552
                                            -----------
            Electronics -- 1.5%
    1,195   Sulzer*.......................      692,758
                                            -----------
            Financial Investments -- 4.4%
      730   BB Biotech*...................      933,384
      850   BK Vision*....................      204,086
    1,100   BT&T Telekommunikations und
              Technologie*................      493,219
      529   Pharma Vision 2000*...........      361,146
                                            -----------
                                              1,991,835
                                            -----------
            Insurance -- 0.3%
      300   Berner Allgemeine
              Holdinggesellschaft*........       93,379
       80   Helvetia Patria Holding.......       69,427
                                            -----------
                                                162,806
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SWITZERLAND (CONTINUED)
            Miscellaneous
              Financial -- 0.0%
      100   Cie Financiere Tradition......  $    13,828
                                            -----------
                                              3,755,803
                                            -----------
            UNITED KINGDOM -- 18.4%
            Autos -- 0.1%
    7,000   Laird Group...................       24,891
                                            -----------
            Building -- 3.7%
  592,377   Crest Nicholson...............    1,002,824
   34,200   Kier Group....................      135,766
   63,000   M.J. Gleeson Group............      617,089
    4,000   Prowting......................        6,387
                                            -----------
                                              1,762,066
                                            -----------
            Construction Materials -- 0.3%
   41,000   Cape..........................       23,944
   88,000   Pilkington....................      105,713
                                            -----------
                                                129,657
                                            -----------
            Electronics -- 1.0%
  163,000   Cookson Group.................      456,687
                                            -----------
            Financial Investments -- 0.0%
    1,477   Garban-Intercapital...........        5,700
                                            -----------
            Household -- 2.1%
  243,000   British Polythene
              Industries..................      973,636
                                            -----------
            Insurance -- 0.4%
    8,000   London Pacific Group..........      165,296
                                            -----------
            Metals -- 0.7%
  441,464   Corus Group...................      334,511
                                            -----------
            Oil -- 3.1%
1,315,000   Paladin Resources*............      554,105
  454,000   SOCO International*...........      902,816
                                            -----------
                                              1,456,921
                                            -----------
            Other Utilities -- 1.2%
   97,000   Kelda Group...................      537,805
                                            -----------
            Retail/Wholesale -- 2.7%
  164,000   Dixon Motors..................      404,932
   78,000   Pendragon.....................      197,202
  219,000   Quicks Group..................      203,989
  205,000   Sanderson Bramall Motor
              Group.......................      445,546
                                            -----------
                                              1,251,669
                                            -----------
            Services -- 0.3%
   62,000   Delta.........................      110,000
   60,000   Dowding & Mills...............       31,049
                                            -----------
                                                141,049
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
            Soaps & Cosmetics -- 0.5%
  200,000   McBride.......................  $   246,910
                                            -----------
            Textiles -- 0.9%
  183,886   Dewhirst Group................      150,891
  230,000   Sirdar........................      258,442
                                            -----------
                                                409,333
                                            -----------
            Transportation -- 0.3%
   12,000   National Express Group........      142,823
                                            -----------
            Travel/Entertainment -- 1.1%
   72,881   Wolverhampton & Dudley
              Breweries...................      507,524
                                            -----------
                                              8,546,478
                                            -----------
            TOTAL COMMON STOCKS (COST
              $47,126,017)................   45,115,608
                                            -----------
            PREFERRED STOCKS -- 1.2%
            CANADA -- 0.1%
            Construction Materials -- 0.1%
    1,900   Lafarge Canada................       45,460
                                            -----------
            GERMANY -- 1.1%
            Telephone -- 1.1%
    4,570   Prosieben Media...............      522,231
                                            -----------
            TOTAL PREFERRED STOCKS (COST
              $496,765)...................      567,691
                                            -----------
            WARRANTS -- FOREIGN SECURITIES -- 0.0%
            SINGAPORE -- 0.0%
            Building -- 0.0%
    6,300   IPCO International @ 1.30,
              12/17/02....................        1,796
                                            -----------

                                            MARKET VALUE
                                            ------------
            TOTAL WARRANTS -- FOREIGN
              SECURITIES (COST $0)........  $     1,796
                                            -----------
            TOTAL INVESTMENTS (COST
              $47,622,782) (b) -- 98.0%...   45,685,095
            OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 2.0%.........      934,425
                                            -----------
            TOTAL NET ASSETS -- 100.0%....  $46,619,520
                                            ===========

---------------

* Non-income producing security.

(a) Bankrupt security; valued by Management (Note 2).

(b) Represents cost for federal tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation...............  $  3,183,582
   Unrealized depreciation...............    (5,121,269)
                                           ------------
   Net unrealized depreciation...........  $ (1,937,687)
                                           ============

                       FORWARD FOREIGN EXCHANGE CONTRACTS

                       DELIVERY    CONTRACT AMOUNT     UNREALIZED
                         DATE      (LOCAL CURRENCY)       GAIN
                       --------    ----------------    ----------

Sold Australian
  Dollars in exchange
  for USD 32,495.....  10/3/00          60,000            $457

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

                                                                                 SINCE         SINCE
                                                           FISCAL    LAST 1    INCEPTION     INCEPTION
                                                            YTD       YEAR     (12/16/97)    (12/18/97)
                                                           ------    ------    ----------    ----------
Institutional Shares (BMNIX).............................   1.89%    -6.70%      -7.33%
Investor Shares (BRMIX)..................................   1.62%    -7.02%                    -7.70%
U.S. 90-day Treasury Bills...............................   2.86%     5.51%       5.15%         5.13%

     Value stocks recovered in the third quarter of 2000. The Russell 2500 Value Index(1) outperformed the Russell 2500 Growth Index(2) by 9.83% for the quarter and by 15.98% for the six months ended September 30, 2000. However, the Russell 2500 Value Index still lagged the Russell 2500 Growth Index by 29.25% for the trailing 12 months.

     The Manager's stock selection models have a value bias. The Manager's stock selection process focuses on the identification of stocks with attractively priced current fundamentals and future expected earnings.

     The Fund's performance for the six months ended September 30, 2000 benefited from the relatively strong value environment, especially in the third quarter of 2000. The Fund underperformed its benchmark, U.S. 90-day T-bills, for the six months ended September 30, 2000. Stock selection accounted for the majority of the underperformance. The Fund benefited from industry exposures, principally, net long exposures to miscellaneous financial and oil distribution industries and net short exposures to the telephone, travel/entertainment and office machines industries. The effect of the exposure to common risk indices on performance was minimal.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Value Market Neutral Fund.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Value Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Value Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of fund typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Value Market Neutral Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Value Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.
---------------
(1) The Russell 2500 Value Index measures the performance of Russell 2500 companies with lower price-to-book ratios and lower forecasted earnings growth values.

(2) The Russell 2500 Growth Index measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted earnings growth values.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS -- 96.0%
         AIRLINES -- 1.0%
   900   AirNet Systems*.................  $      4,106
20,300   AMR*............................       663,557
                                           ------------
                                                667,663
                                           ------------
         AUTOS -- 0.1%
 4,400   American Axle & Manufacturing
           Holdings*.....................        47,300
                                           ------------
         BANKING -- 6.3%
 2,500   Ambanc Holding Co. .............        40,000
 8,000   Astoria Financial...............       309,000
 2,100   Berkshire Bancorp...............        64,050
 1,800   Carver Bancorp..................        14,625
   500   Central Bancorp.................         9,000
10,700   Chittenden......................       274,856
17,000   Colonial BancGroup..............       176,375
 8,600   Commercial Bank of New York.....       116,100
 4,600   Community Financial.............        43,125
 1,600   First Bancshares................        15,200
 1,100   First Citizens BancShares, Class
           A.............................        78,719
 5,000   First Investors Financial
           Services*.....................        19,375
 1,100   Franklin Bank NA................         9,419
26,000   GreenPoint Financial............       770,249
41,600   Hibernia, Class A...............       509,599
   300   Iroquois Bancorp................         9,900
 6,100   ITLA Capital*...................        90,356
 1,400   Kankakee Bancorp................        31,063
 1,300   LSB Financial...................        16,413
19,800   Metris Companies................       782,099
 3,000   North Central Bancshares........        50,813
 7,900   Quaker City Bancorp*............       151,581
 2,800   Staten Island Bancorp...........        56,000
 4,600   Student Loan....................       224,538
 4,400   TFC Enterprises*................         7,150
 8,800   UMB Financial...................       327,800
 4,000   UnionBanCal.....................        93,250
 3,000   Wainwright Bank & Trust.........        22,688
   900   Washington Savings Bank FSB.....         3,263
 2,400   WFS Financial*..................        40,650
                                           ------------
                                              4,357,256
                                           ------------
         BUILDING -- 0.7%
 5,600   AMREP*..........................        30,450
   900   Liberty Homes, Class A..........         5,288
 3,300   Meadow Valley*..................         9,900
 2,200   Quanta Services*................        60,500
11,100   Skyline.........................       236,568
12,400   Washington Homes*...............       120,900
                                           ------------
                                                463,606
                                           ------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         CHEMICALS -- 1.8%
11,300   Bairnco.........................  $     84,044
 2,700   Dexter..........................       191,278
 8,000   H.B. Fuller.....................       230,000
 8,400   ICO*............................        16,800
35,500   Lubrizol........................       698,906
                                           ------------
                                              1,221,028
                                           ------------
         CONSTRUCTION MATERIALS -- 1.4%
 8,300   Ameron International............       305,025
 1,200   Continental Materials*..........        15,750
 6,300   Donnelly........................        96,012
25,000   Lafarge.........................       543,750
                                           ------------
                                                960,537
                                           ------------
         DEFENSE -- 0.9%
 7,000   Northrop Grumman................       636,125
                                           ------------
         DRUGS -- 6.2%
   400   ABIOMED*........................        27,250
12,900   Alpharma, Class A...............       788,512
 4,200   Barr Laboratories*..............       278,513
17,900   Cambrex.........................       662,300
   200   Diagnostic Products.............        10,725
 5,300   Hi-Tech Pharmacal*..............        22,525
14,100   IDEXX Laboratories*.............       377,175
 6,700   IVAX*...........................       308,200
 4,200   Medicis Pharmaceutical, Class
           A*............................       258,300
21,800   Mylan Laboratories..............       587,238
 2,528   New Brunswick Scientific*.......        19,276
 5,600   PDK Labs*.......................        27,650
40,600   Perrigo*........................       277,856
30,800   SICOR*..........................       315,700
 4,500   Sigma-Aldrich...................       148,500
 8,000   Texas Biotechnology*............       130,400
                                           ------------
                                              4,240,120
                                           ------------
         ELECTRIC UTILITIES -- 2.1%
 9,900   Allegheny Energy................       378,056
 3,000   Entergy.........................       111,750
 6,900   Pinnacle West Capital...........       351,038
24,400   Public Service Co. of New
           Mexico........................       631,350
                                           ------------
                                              1,472,194
                                           ------------
         ELECTRONICS -- 9.6%
 1,200   American Technical Ceramics*....        18,708
12,900   AVX.............................       336,206
   547   Comverse Technology*............        59,076
15,900   Cypress Semiconductor*..........       660,844
10,100   Datascope.......................       338,350
 4,100   Datron Systems, California*.....        55,350

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         ELECTRONICS (CONTINUED)
 1,000   Digital Lightwave*..............  $     72,625
 2,400   Diodes*.........................        36,900
 4,500   FEI*............................        97,594
 3,900   Imation*........................        72,638
12,400   International Rectifier*........       626,975
 5,000   KEMET*..........................       138,125
 1,800   Kewaunee Scientific.............        19,800
 1,800   Medical Action Industries*......         7,088
   900   Medstone International*.........         6,019
 1,300   Merrimac Industries*............        18,525
   200   Micrel*.........................        13,400
12,900   Mine Safety Appliances..........       284,606
 5,400   NVIDIA*.........................       442,125
 2,800   Plantronics*....................       106,400
 4,900   PMC-Sierra*.....................     1,054,724
 2,700   Salient 3 Communications*.......         6,919
13,500   Sensormatic Electronics*........       202,500
 5,100   SPX*............................       723,880
 1,100   Tektronix.......................        84,494
 7,500   Therma-Wave*....................       215,625
 4,200   Tut Systems*....................       362,513
 2,000   Varian Medical Systems*.........        90,375
15,600   Vishay Intertechnology*.........       479,700
                                           ------------
                                              6,632,084
                                           ------------
         FINANCIAL INVESTMENTS -- 0.4%
 6,900   HPSC*...........................        47,817
 6,300   International Aircraft
           Investors*....................        34,256
 8,700   IPI*............................        22,838
 2,300   REFAC*..........................         6,900
 5,600   Security Capital Group, Class
           B*............................       106,050
 2,200   Willis Lease Finance*...........        14,025
   700   XTRA*...........................        31,106
                                           ------------
                                                262,992
                                           ------------
         FOOD -- 2.2%
 2,200   Agribrands International*.......        95,975
12,600   Corn Products International.....       286,650
 1,000   Dreyer's Grand Ice Cream........        21,563
   860   Farmer Brothers.................       154,800
 4,800   Flowers Industries..............        93,600
 4,100   John B. Sanfilippo & Son*.......        16,400
18,900   Pepsi Bottling Group............       568,181
10,800   Smithfield Foods*...............       283,500
                                           ------------
                                              1,520,669
                                           ------------
         HEALTH -- 2.4%
 7,500   Beverly Enterprises*............        44,531
23,500   Coventry Health Care*...........       355,438

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         HEALTH (CONTINUED)
   300   In Home Health*.................  $      1,069
 3,890   Laboratory Corp. of America
           Holdings*.....................       465,828
 2,500   National Home Health Care*......        15,703
 6,900   Quest Diagnostics*..............       791,774
                                           ------------
                                              1,674,343
                                           ------------
         HOUSEHOLD -- 2.2%
 5,300   American Biltrite...............        82,813
   300   Associated Materials............         4,200
23,600   Brunswick.......................       430,699
   200   Cybex International*............           600
   200   Educational Insights*...........           213
12,600   Gundle/SLT Environmental*.......        44,888
 3,200   Johnson Controls................       170,199
31,900   Kimball International, Class
           B.............................       570,212
 1,000   Michael Anthony Jewelers*.......         2,438
 9,700   Mikohn Gaming*..................        73,356
   200   Pubco*..........................         1,488
 1,300   PW Eagle*.......................        18,850
 9,600   Rotonics Manufacturing*.........        10,200
 4,900   Russ Berrie & Co. ..............        96,775
 3,400   Trans-Lux.......................        15,725
                                           ------------
                                              1,522,656
                                           ------------
         INSURANCE -- 3.2%
15,000   Everest Re Group................       742,500
13,400   Foundation Health Systems,
           Class A*......................       222,775
 9,000   InterContinental Life*..........        87,750
 2,400   Kaye Group......................        14,250
 4,000   Liberty Financial Companies.....        94,000
   400   Midland.........................        10,600
 2,000   National Western Life Insurance,
           Class A*......................       146,000
 2,600   PMA Capital.....................        46,800
 2,200   Radian Group....................       148,500
 5,600   Standard Management*............        18,900
12,200   Trigon Healthcare*..............       641,263
                                           ------------
                                              2,173,338
                                           ------------
         LIQUOR & TOBACCO -- 0.1%
 1,500   Adolph Coors, Class B...........        94,781
                                           ------------
         MACHINERY -- 4.2%
 8,300   Acme Electric*..................        71,588
12,200   American Standard Companies*....       542,137
14,600   Ampco-Pittsburgh................       149,650
 2,500   Edison Control*.................        15,000
 4,900   Fansteel*.......................        17,150

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         MACHINERY (CONTINUED)
 7,200   Farrel..........................  $      9,675
   700   Federal Screw Works.............        29,400
 1,100   Griffon*........................         8,319
11,400   Kulicke & Soffa Industries*.....       151,763
 9,300   L.S. Starrett, Class A..........       179,025
17,700   Lennox International............       165,938
14,300   Lincoln Electric Holdings.......       190,369
 4,800   Maxco*..........................        33,600
 5,100   MFRI*...........................        17,850
 1,000   P & F Industries*...............         7,500
 1,300   Parker-Hannifin.................        43,875
   900   Peerless Mfg....................        16,706
 2,125   Q.E.P. Company*.................        13,148
 1,900   Quipp...........................        47,975
 6,100   Rockwell International..........       184,525
   500   Silicon Valley Group*...........        13,156
31,000   Snap-on.........................       730,437
 6,600   Tecumseh Products, Class B......       264,825
                                           ------------
                                              2,903,611
                                           ------------
         MEDIA -- 5.0%
 1,600   American Greetings, Class A.....        28,000
12,600   Banta...........................       307,125
12,772   Chris-Craft Industries*.........     1,052,093
 3,400   Courier.........................        98,600
 1,175   Grey Global Group...............       728,242
 1,400   John H. Harland Company.........        21,438
 1,500   Media General, Class A..........        64,500
 8,900   Metro-Goldwyn-Mayer*............       213,600
 5,600   Outlook Group*..................        32,550
 3,700   Pulitzer........................       158,915
 1,500   TMP Worldwide*..................       120,750
17,000   Topps*..........................       156,188
12,900   True North Communications.......       461,175
                                           ------------
                                              3,443,176
                                           ------------
         METALS -- 1.0%
 3,400   Atchison Casting*...............        13,388
 3,600   Insteel Industries..............        14,625
 1,000   Kentucky Electric Steel*........         1,750
10,800   Mueller Industries*.............       242,325
 2,100   Steel Technologies..............        13,256
25,400   USX-U.S. Steel Group............       385,762
                                           ------------
                                                671,106
                                           ------------
         MISCELLANEOUS FINANCIAL -- 4.5%
13,300   A.G. Edwards....................       695,756
 1,200   American Physicians Service
           Group*........................         4,350

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         MISCELLANEOUS FINANCIAL
           (CONTINUED)
 6,500   Atalanta Sosnoff Capital*.......  $     64,188
 3,300   Bear Stearns Companies..........       207,900
 8,000   Dain Rauscher...................       743,999
11,200   Eaton Vance.....................       571,200
12,850   Federated Investors.............       318,038
 1,400   Gabelli Asset Management, Class
           A*............................        42,000
 2,900   John Nuveen, Class A............       140,288
15,900   Maxcor Financial Group*.........        32,794
 2,400   Raymond James Financial.........        79,050
   800   Tucker Anthony Sutro............        20,300
 6,000   Waddell & Reed Financial........       186,000
                                           ------------
                                              3,105,863
                                           ------------
         OFFICE MACHINERY -- 0.5%
 3,800   Diebold.........................       100,938
 5,000   InFocus*........................       265,000
                                           ------------
                                                365,938
                                           ------------
         OIL -- 2.7%
 1,000   Apache..........................        59,125
   100   Cabot Oil & Gas, Class A........         2,038
   330   Columbus Energy*................         2,434
12,900   Equity Oil*.....................        39,103
 6,100   Key Production Company*.........       134,581
 8,400   Louis Dreyfus Natural Gas*......       332,850
18,900   Murphy Oil......................     1,224,956
 3,300   Occidental Petroleum............        71,981
                                           ------------
                                              1,867,068
                                           ------------
         OIL DISTRIBUTION -- 3.4%
 5,200   Ashland.........................       175,175
 4,800   Getty Petroleum Marketing*......        17,700
14,600   Quaker Chemical.................       248,200
49,400   Ultramar Diamond Shamrock.......     1,253,524
17,100   USX-Marathon Group..............       485,213
 5,000   Valero Energy...................       175,938
                                           ------------
                                              2,355,750
                                           ------------
         OIL SERVICES -- 0.2%
   850   Oceaneering International*......        14,131
15,000   Petroleum Development*..........       106,875
                                           ------------
                                                121,006
                                           ------------
         OTHER UTILITIES -- 0.1%
 2,000   IT Group*.......................         9,500
   300   National Fuel Gas...............        16,819
 5,700   Roy F. Weston, Class A*.........        21,375
                                           ------------
                                                 47,694
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         PAPER -- 1.5%
   500   Badger Paper Mills*.............  $      1,750
 5,800   Baltek*.........................        39,875
13,800   Bowater.........................       640,838
 1,000   Carmel Container Systems*.......         6,750
   100   Greif Brothers, Class A.........         3,325
 2,400   Pope & Talbot...................        34,350
11,000   Willamette Industries...........       308,000
                                           ------------
                                              1,034,888
                                           ------------
         REAL ESTATE ASSETS -- 5.0%
27,500   AMB Property....................       675,468
15,300   Arden Realty....................       410,231
18,100   Cabot Industrial Trust..........       360,869
12,100   CBL & Associates Properties.....       303,256
 5,200   Charles E. Smith Residential
           Realty........................       235,950
21,900   Cornerstone Realty Income
           Trust.........................       232,688
 1,800   Corporate Office Properties
           Trust.........................        17,888
 1,600   DeWolfe Companies...............        11,600
   956   G&L Realty......................         6,812
15,400   Healthcare Realty Trust.........       325,325
 2,700   J.W. Mays*......................        23,625
11,400   Macerich........................       242,250
17,900   Prentiss Properties Trust.......       467,637
 7,500   Prime Group Realty Trust........       118,125
                                           ------------
                                              3,431,724
                                           ------------
         RETAIL/WHOLESALE -- 6.3%
 6,450   Aceto...........................        62,888
   200   Alleghany.......................        39,200
 1,400   AMCON Distributing..............         7,525
23,500   Arrow Electronics*..............       800,468
11,700   BJ's Wholesale Club*............       399,262
 1,100   Blair...........................        25,850
 8,400   Bon-Ton Stores*.................        17,325
 4,800   Brookstone*.....................        67,200
 9,600   Burlington Coat Factory
           Warehouse.....................       137,400
 4,700   CDW Computer Centers*...........       324,300
33,100   Charming Shoppes*...............       172,741
 7,600   Dollar Tree Stores*.............       308,275
 3,100   Dress Barn*.....................        65,100
   800   Foodarama Supermarkets*.........        14,700
12,200   Gottschalks*....................        74,725
 2,800   Hughes Supply...................        54,936
12,300   International Multifoods........       213,713
 2,900   Jacobson Stores*................        12,597
11,100   Katy Industries.................        77,700
 2,100   Manchester Equipment*...........         8,400
 1,800   Moore Medical*..................        13,725
   500   Noland..........................         8,625

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         RETAIL/WHOLESALE (CONTINUED)
 3,000   PC Connection*..................  $    171,000
 3,675   Rag Shops*......................         7,924
 5,200   Reeds Jewelers*.................         9,100
   200   S&K Famous Brands*..............         1,450
 2,100   Speizman Industries*............         4,725
11,900   Spiegel, Class A*...............        83,300
 3,900   Sport Chalet*...................        20,963
 4,700   Suprema Specialties*............        37,820
13,200   Syms*...........................        51,150
39,900   Toys "R" Us*....................       648,374
14,600   Trans World Entertainment*......       146,000
10,100   Value City Department Stores*...        83,325
 2,100   Venator Group*..................        25,988
 2,700   Village Supermarket, Class A*...        32,400
 6,400   Wilsons The Leather Experts*....       115,600
                                           ------------
                                              4,345,774
                                           ------------
         SERVICES -- 13.4%
11,700   Angelica........................       113,344
 6,500   Aspen Technology*...............       293,313
17,200   Autodesk........................       436,450
15,200   Avant!*.........................       277,400
 5,300   Barra*..........................       328,931
 1,600   Bell & Howell*..................        35,000
 9,400   Cerner*.........................       436,513
 1,000   Corporate Executive Board*......        40,250
 4,598   CSP*............................        26,439
 2,500   Eclipsys*.......................        40,000
14,400   Exponent*.......................       123,300
 4,400   GZA GeoEnvironmental
           Technologies*.................        27,500
 4,000   Harte-Hanks.....................       109,000
15,600   Kelly Services, Class A.........       368,550
 4,300   Learning Tree International*....       204,788
   300   Litton Industries*..............        13,406
 1,400   Manugistics Group*..............       137,375
31,600   Mentor Graphics*................       744,574
 4,200   Micromuse*......................       843,937
 4,200   Monro Muffler Brake*............        45,675
 2,900   Opinion Research*...............        21,025
 5,400   Peregrine Systems*..............       102,263
 5,600   Phoenix Technologies*...........        89,250
 1,600   Quality Systems*................        10,800
11,500   Quest Software*.................       714,257
 3,100   Robert Half International*......       107,531
10,800   Siebel Systems*.................     1,202,174
 2,500   Software Spectrum*..............        24,688
   600   Spherion*.......................         7,163

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         SERVICES (CONTINUED)
 3,500   Structural Dynamics Research*...  $     57,313
 1,900   STV Group*......................        14,250
22,200   SunGard Data Systems*...........       950,437
18,100   Symantec*.......................       796,399
 7,800   Symyx Technologies*.............       338,325
 1,600   Systems & Computer
           Technology*...................        28,100
 5,500   Team*...........................        16,500
14,300   Westaff*........................        57,200
                                           ------------
                                              9,183,420
                                           ------------
         SOAPS & COSMETICS -- 0.3%
 9,400   CPAC............................        75,200
 3,400   Guest Supply*...................        62,688
10,200   Inter Parfums*..................        89,250
                                           ------------
                                                227,138
                                           ------------
         TELEPHONE -- 0.6%
 7,800   Conestoga Enterprises...........       150,150
 3,800   Hector Communications*..........        49,400
 2,100   Telephone & Data Systems........       232,470
                                           ------------
                                                432,020
                                           ------------
         TEXTILES -- 2.9%
 8,800   Cyrk*...........................        30,250
 1,200   Haggar..........................        15,000
 2,400   Jos. A. Bank Clothiers*.........        10,800
 2,200   Kellwood........................        40,150
 3,500   Leslie Fay Company*.............        12,250
19,500   Liz Claiborne...................       750,750
16,700   Russell.........................       265,113
38,100   Shaw Industries.................       704,850
 4,800   Timberland, Class A*............       196,800
                                           ------------
                                              2,025,963
                                           ------------
         TRANSPORTATION -- 1.2%
 9,300   American Freightways*...........       147,638
 3,800   Landstar System*................       169,575
 9,900   Marten Transport*...............       131,175
 6,100   Old Dominion Freight Line*......        61,763
 6,100   Roadway Express.................       109,419
 8,300   USFreightways...................       188,305
                                           ------------
                                                807,875
                                           ------------
         TRAVEL/ENTERTAINMENT -- 2.6%
   900   Anchor Gaming*..................        71,606
 2,200   Benihana*.......................        29,425
 8,800   Black Hawk Gaming &
           Development*..................        57,750
18,300   Brinker International*..........       551,287
17,300   Buffets*........................       237,874
 2,400   CBRL Group......................        34,500
12,100   Darden Restaurants..............       251,830
 9,200   Dollar Thrifty Automotive
           Group*........................       181,700

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         TRAVEL/ENTERTAINMENT (CONTINUED)
   100   Fresh Choice*...................  $        275
    25   Lakes Gaming*...................           216
 2,300   Lone Star Steakhouse &
           Saloon*.......................        16,963
 6,600   Mexican Restaurants*............        18,150
 8,100   Movie Gallery*..................        31,388
 4,500   Prime Hospitality*..............        45,563
 3,000   Sonesta International Hotels,
           Class A.......................        29,250
 8,800   Station Casinos*................       125,400
 1,650   Uno Restaurant*.................        11,241
 5,400   Wendy's International...........       108,338
                                           ------------
                                              1,802,756
                                           ------------
         TOTAL COMMON STOCKS
           (COST $57,398,762)............    66,119,462
                                           ------------
         REPURCHASE AGREEMENT -- 3.2%
         Bear Stearns, dated 9/29/00, due
           10/2/00 at 6.50% with a
           maturity value of $2,204,174
           (Collateralized by $2,310,000
           U.S. Treasury Note, 3.375%,
           1/15/07, market
           value -- $2,248,280)..........     2,202,981
                                           ------------
         TOTAL REPURCHASE AGREEMENT
           (COST $2,202,981).............     2,202,981
                                           ------------
         TOTAL INVESTMENTS
           (COST $59,601,743)
           (a) -- 99.2%..................    68,322,443
                                           ------------
         DEPOSITS WITH BROKERS FOR
           SECURITIES SOLD SHORT -- 93.1%
         Bear Stearns Deposit A/C,
           6.29%.........................    64,142,241
                                           ------------
         TOTAL DEPOSITS WITH BROKERS FOR
           SECURITIES SOLD SHORT
           (COST $64,142,241)............    64,142,241
                                           ------------
         RECEIVABLE FROM BROKERS FOR
           SECURITIES SOLD
           SHORT -- 5.2%.................     3,603,769
                                           ------------
         SECURITIES SOLD SHORT
           (PROCEEDS
           $64,314,409) -- (97.3)%.......   (67,010,572)
                                           ------------
         LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (0.2)%..............      (168,365)
                                           ------------
         TOTAL NET ASSETS -- 100.0%......  $ 68,889,516
                                           ============

---------------

* Non-income producing security.

(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized
     appreciation -- Investments.........  $14,189,227
   Unrealized
     depreciation -- Investments.........   (5,468,527)
   Unrealized appreciation -- Short
     Sales...............................    5,727,444
   Unrealized depreciation -- Short
     Sales...............................   (8,423,607)
                                           -----------
   Net unrealized appreciation...........  $ 6,024,537
                                           ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS -- 97.3%
         AIRCRAFT -- 0.0%
 3,500   Kellstrom Industries*............  $    18,156
                                            -----------
         AIRLINES -- 0.4%
 6,900   Atlas Air*.......................      291,525
                                            -----------
         AUTOS -- 1.6%
 1,000   Aftermarket Technology*..........        6,000
29,300   Dana.............................      629,950
19,200   Gentex*..........................      480,000
   800   Lund International Holdings*.....        3,600
                                            -----------
                                              1,119,550
                                            -----------
         BANKING -- 4.3%
 8,800   Banknorth Group..................      157,300
31,710   Charter One Financial............      772,931
 4,600   First Tennessee National.........       94,013
25,300   National Commerce Bancorp........      504,419
11,100   North Fork Bancorporation........      240,038
 5,000   Old National Bancorp.............      151,250
 2,900   Valley National Bancorp..........       79,206
 1,400   Westamerica Bancorporation.......       46,813
17,800   Zions Bancorporation.............      910,302
                                            -----------
                                              2,956,272
                                            -----------
         BUILDING -- 1.0%
15,400   Lennar...........................      457,187
 2,500   Modtech Holdings*................       24,688
12,800   Palm Harbor Homes*...............      176,000
                                            -----------
                                                657,875
                                            -----------
         CHEMICALS -- 2.5%
15,600   Advanced Polymer Systems*........       33,150
 1,700   Alcide*..........................       38,888
14,900   Cabot............................      472,143
 8,400   International Flavors &
           Fragrances.....................      153,300
37,300   Lyondell Chemical................      440,605
 5,200   MacDermid........................      109,200
 1,400   RPM..............................       12,688
32,200   Solutia..........................      366,275
 5,700   Synthetech*......................       15,141
 3,500   Universal Foods..................       71,313
                                            -----------
                                              1,712,703
                                            -----------
         CONSTRUCTION MATERIALS -- 2.1%
 5,300   Dal-Tile International*..........       66,250
 2,000   Elcor............................       29,000
18,700   Martin Marietta Materials........      715,836
 1,000   Puerto Rican Cement..............       31,375

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         CONSTRUCTION MATERIALS
           (CONTINUED)
 8,400   Southdown........................  $   598,500
   800   Vulcan Materials.................       32,150
                                            -----------
                                              1,473,111
                                            -----------
         DEFENSE -- 0.8%
 1,505   Aerosonic*.......................       13,827
17,100   Lockheed Martin..................      563,616
                                            -----------
                                                577,443
                                            -----------
         DRUGS -- 7.9%
11,900   Aphton*..........................      342,125
 1,300   Avigen*..........................       51,675
 1,600   Aviron*..........................       93,300
 3,000   Cerus*...........................      166,500
 2,300   Columbia Laboratories*...........       13,369
 4,000   Corixa*..........................      201,000
   300   Digene*..........................       10,800
 3,600   EntreMed*........................      100,350
 6,100   Enzon*...........................      402,600
 2,300   Geron*...........................       65,263
 5,900   Gilead Sciences*.................      647,155
 5,700   IDEC Pharmaceuticals*............      999,547
   200   ImClone Systems*.................       23,413
16,900   Ligand Pharmaceuticals, Class
           B*.............................      216,531
 2,100   Lynx Therapeutics*...............       65,756
16,000   Martek Biosciences*..............      312,000
 1,500   MGI Pharma*......................       45,000
 3,500   Miravant Medical Technologies*...       76,125
 8,200   Northfield Laboratories*.........      103,525
 4,100   Pharmacyclics*...................      203,463
   900   Progenics Pharmaceuticals*.......       24,694
   500   Regeneron Pharmaceutical*........       16,313
 6,800   SuperGen*........................      130,475
 2,600   Techne*..........................      291,200
 6,800   Transkaryotic Therapies*.........      292,825
 3,100   Ventana Medical Systems*.........       78,663
 4,500   Vertex Pharmaceuticals*..........      380,250
 4,300   Vical*...........................      111,263
                                            -----------
                                              5,465,180
                                            -----------
         ELECTRIC UTILITIES -- 2.1%
23,100   DPL..............................      687,225
22,600   Montana Power....................      754,275
                                            -----------
                                              1,441,500
                                            -----------
         ELECTRONICS -- 8.2%
 3,100   Active Voice*....................       36,425
15,500   Advanced Fibre Communications*...      587,062
 3,100   Affymetrix*......................      154,613

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         ELECTRONICS (CONTINUED)
 8,300   Alpha Industries*................  $   282,719
 2,100   Andrea Electronics*..............       16,065
 2,500   ANTEC*...........................       73,750
 6,400   Aradigm*.........................      146,800
 5,700   ChromaVision Medical Systems*....       54,150
 8,100   Coherent*........................      550,799
 5,400   Com21*...........................       72,900
   700   Cree*............................       81,375
 4,000   Davox*...........................       40,250
 9,200   Dionex*..........................      254,150
 4,200   DSP Group*.......................      156,975
   500   Globecomm Systems*...............        6,438
 8,900   Hologic*.........................       66,194
14,100   i-STAT*..........................      319,013
 3,300   Ibis Technology*.................      119,831
 1,500   INAMED*..........................       42,188
 9,100   Methode Electronics, Class A.....      403,243
 8,400   Millipore........................      406,874
 1,136   MIPS Technologies, Class B*......       43,736
 4,600   Novoste*.........................      195,500
10,900   Possis Medical*..................       73,575
 7,000   Power Integrations*..............       97,563
10,300   Powerwave Technologies*..........      391,078
 8,400   RF Micro Devices*................      263,550
 6,700   Sawtek*..........................      258,055
 8,000   Thermo Cardiosystems*............       70,500
14,100   VISX*............................      379,819
                                            -----------
                                              5,645,190
                                            -----------
         FINANCIAL INVESTMENTS -- 1.3%
10,900   GATX.............................      456,437
 1,000   Hanover Compressor*..............       32,938
 6,700   IGEN International*..............      134,838
 3,100   Macrovision*.....................      251,100
                                            -----------
                                                875,313
                                            -----------
         FOOD -- 1.5%
12,000   Cadiz*...........................      120,000
   900   Coca-Cola Bottling...............       37,744
25,900   Coca-Cola Enterprises............      412,781
15,200   Hormel Foods.....................      253,650
 1,700   Starbucks*.......................       68,106
 4,400   Tejon Ranch......................      111,320
   888   Tootsie Roll Industries..........       34,854
                                            -----------
                                              1,038,455
                                            -----------
         HEALTH -- 2.1%
19,700   Apria Healthcare Group*..........      274,569
 8,100   Enzo Biochem*....................      392,850

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         HEALTH (CONTINUED)
20,600   Hooper Holmes....................  $   195,906
14,400   Lincare Holdings*................      413,100
 2,000   Osteotech*.......................       19,125
 7,800   Prime Medical Services*..........       60,450
18,800   Psychemedics.....................       93,060
                                            -----------
                                              1,449,060
                                            -----------
         HOUSEHOLD -- 1.7%
10,500   Advanced Lighting
           Technologies*..................      129,938
 1,700   AEP Industries*..................       57,694
   200   Foamex International*............        1,250
 9,600   Lear*............................      197,400
   500   Research Frontiers*..............        9,594
 8,900   SLI..............................       65,081
17,600   Thomas & Betts...................      306,900
17,100   Tupperware.......................      307,799
 5,600   Uniroyal Technology*.............       84,000
                                            -----------
                                              1,159,656
                                            -----------
         INSURANCE -- 4.1%
 3,302   Citizens*........................       22,082
 6,300   Express Scripts, Class A*........      455,175
 1,500   HealthAxis*......................        4,219
   700   HSB Group........................       28,088
20,800   Mercury General..................      588,900
25,400   Oxford Health Plans*.............      780,652
 4,500   Pre-Paid Legal Services*.........      145,406
 7,900   Progressive......................      646,813
 4,600   Protective Life..................      137,425
                                            -----------
                                              2,808,760
                                            -----------
         MACHINERY -- 5.0%
 7,000   A.S.V.*..........................       90,125
12,400   Actuant, Class A*................       48,825
22,300   American Power Conversion*.......      427,881
35,500   Crown Cork & Seal................      379,406
 1,000   Danaher..........................       49,750
 6,800   Helix Technology.................      203,150
 9,300   Intevac*.........................       48,825
 9,200   Mechanical Technology*...........       99,475
13,900   MEMC Electronic Materials*.......      178,963
30,100   Pall.............................      600,118
38,200   Ralston Purina Group.............      904,862
 2,200   Terex*...........................       28,738
14,600   UCAR International*..............      185,238
13,400   Valence Technology*..............      231,150
                                            -----------
                                              3,476,506
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         MEDIA -- 4.4%
 8,200   Cox Radio*.......................  $   142,988
 4,200   E.W. Scripps, Class A............      226,800
   900   Emmis Communications, Class A*...       22,275
11,800   Harcourt General.................      696,199
 4,800   Hollinger International..........       80,400
27,000   Journal Register*................      448,875
21,000   R.R. Donnelley & Sons............      515,813
19,100   Reader's Digest Association,
           Class A........................      674,469
 4,600   Schawk...........................       42,550
 4,000   Wallace Computer Services........       61,000
 3,500   Young Broadcasting, Class A*.....      110,031
                                            -----------
                                              3,021,400
                                            -----------
         METALS -- 1.5%
17,200   Andrew*..........................      450,425
13,700   CommScope*.......................      335,650
 2,000   MAXXAM*..........................       39,750
 1,600   Precision Castparts..............       61,400
 2,300   Superior TeleCom.................       13,800
14,400   Titanium Metals..................      117,900
                                            -----------
                                              1,018,925
                                            -----------
         OFFICE MACHINERY -- 3.5%
 2,100   Advanced Digital Information*....       31,894
 4,100   Emulex*..........................      502,249
 4,300   Kronos*..........................      129,000
 9,100   Lexmark International*...........      341,250
 9,900   MTI Technology*..................       37,744
 2,500   Performance Technologies*........       35,156
 4,900   Pinnacle Systems*................       55,125
 8,800   Proxim*..........................      391,600
 5,600   SanDisk*.........................      373,800
 8,600   Symbol Technologies..............      309,063
10,200   Wave Systems, Class A*...........      170,850
                                            -----------
                                              2,377,731
                                            -----------
         OIL -- 0.1%
 4,900   Belco Oil & Gas*.................       43,488
 5,000   Southwestern Energy*.............       43,750
                                            -----------
                                                 87,238
                                            -----------
         OIL DISTRIBUTION -- 0.3%
12,300   Northwestern.....................      239,850
                                            -----------
         OTHER UTILITIES -- 0.4%
12,285   Southern Union*..................      243,397
                                            -----------
         PAPER -- 2.5%
15,700   Avery Dennison...................      728,087
10,100   Georgia-Pacific (Timber Group)...      271,438
 2,800   Nortek*..........................       49,000

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         PAPER (CONTINUED)
20,200   Playtex Products*................  $   238,613
23,800   Sonoco Products..................      429,887
                                            -----------
                                              1,717,025
                                            -----------
         REAL ESTATE ASSETS -- 3.8%
 8,200   Chateau Communities..............      219,863
25,100   Crescent Real Estate Equities
           Company........................      560,044
39,200   IndyMac Mortgage Holdings........      806,049
31,500   Rouse............................      785,531
 2,000   The St. Joe Company..............       55,500
 9,900   Trammell Crow*...................      148,500
 1,000   United Park City Mines*..........       15,938
                                            -----------
                                              2,591,425
                                            -----------
         RETAIL/WHOLESALE -- 9.4%
 6,000   Abercrombie & Fitch, Class A*....      114,375
 1,200   American Eagle Outfitters*.......       37,800
13,700   Ames Department Stores*..........       79,203
16,600   Barnes & Noble*..................      326,813
 1,200   Black Box*.......................       55,950
17,600   Champion Enterprises*............       74,800
20,800   Circuit City Stores -- Circuit
           City
           Group..........................      478,400
 6,800   Cost Plus*.......................      204,850
 2,400   En Pointe Technologies*..........       15,600
 1,600   Factory 2-U Stores*..............       48,900
14,300   Linens 'n Things*................      364,650
22,100   McKesson HBOC....................      675,430
 5,100   Netegrity*.......................      357,000
 7,000   NuCo2*...........................       43,313
12,700   O'Reilly Automotive*.............      185,738
 8,600   Pacific Sunwear of California*...      161,250
 7,200   Patterson Dental Company*........      162,000
26,900   Safeguard Scientifics*...........      536,319
39,400   Saks*............................      389,075
15,100   Scios*...........................      156,663
15,700   Shop At Home*....................       38,269
38,400   Staples*.........................      544,799
20,900   Sunglass Hut International*......      136,503
10,000   United Auto Group*...............       82,500
 1,700   ValueVision International, Class
           A*.............................       42,713
11,500   Whole Foods Market*..............      617,405
 8,000   Wild Oats Markets*...............       94,000
13,700   Williams-Sonoma*.................      476,075
                                            -----------
                                              6,500,393
                                            -----------
         SERVICES -- 14.6%
13,300   ACTV*............................      182,875
 6,900   Acxiom*..........................      219,075

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         SERVICES (CONTINUED)
 6,200   American Superconductor*.........  $   304,769
 6,000   Aware*...........................      231,000
 1,900   CCC Information Services
           Group*.........................       15,319
 5,500   Central Parking..................      108,969
25,200   Ceridian*........................      707,174
34,100   Citrix Systems*..................      684,130
 4,700   Concord Communications*..........      124,550
 5,700   CSG Systems International*.......      165,300
 4,200   Datastream Systems*..............       54,075
 8,800   Dendrite International*..........      235,950
11,100   Emeritus*........................       23,588
32,300   Gartner Group, Class A...........      375,488
10,400   Getty Images*....................      316,550
 5,800   Globix*..........................      135,213
 5,500   IDX Systems*.....................       88,688
37,600   IMS Health.......................      780,199
28,600   Keane*...........................      497,639
   100   Laser Vision Centers*............          434
 5,100   MemberWorks*.....................      167,663
 3,500   Mercury Computer Systems*........       97,344
 2,600   National Instruments*............      114,725
 1,000   NetSpeak*........................       11,313
   500   New ERA of Networks*.............       12,164
15,500   Open Market*.....................       97,359
63,500   Parametric Technology*...........      694,530
 4,000   Project Software &
           Development*...................       62,188
 3,900   Radiant Systems*.................       83,363
 5,100   RealNetworks*....................      202,725
13,900   Rollins..........................      205,894
12,500   Sabre Holdings...................      361,719
 6,100   Sanchez Computer Associates*.....       94,550
24,200   Sotheby's Holdings, Class A......      601,974
 8,700   SportsLine USA*..................      120,169
   100   StarTek*.........................        2,900
 6,900   Sunrise Assisted Living*.........      149,644
11,000   Sylvan Learning Systems*.........      162,938
 1,880   SYNAVANT*........................       12,573
 1,700   THQ*.............................       39,525
20,400   Total System Services............      342,975
   900   Verity*..........................       32,119
27,000   Viad.............................      717,187
 1,800   viaLink*.........................       15,975
 8,800   Wind River Systems*..............      421,850
                                            -----------
                                             10,076,351
                                            -----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         SOAPS & COSMETICS -- 0.5%
 1,000   Alberto-Culver, Class B..........  $    28,813
24,200   Dial.............................      281,325
                                            -----------
                                                310,138
                                            -----------
         TELEPHONE -- 1.2%
 2,700   AT&T Latin America, Class A*.....       22,781
10,900   Centennial Communications*.......      239,800
 2,300   Commonwealth Telephone
           Enterprises*...................       84,813
11,900   e.spire Communications*..........       34,956
   700   Electric Lightwave, Class A*.....        5,950
 7,400   ITC DeltaCom*....................       85,100
 6,600   Pegasus Communications*..........      318,862
 1,500   PSINet*..........................       14,438
                                            -----------
                                                806,700
                                            -----------
         TEXTILES -- 2.0%
16,400   Cintas...........................      714,424
30,900   Collins & Aikman.................      144,844
12,800   Cone Mills*......................       57,600
13,700   Gymboree*........................       74,494
 5,200   Jones Apparel Group*.............      137,800
 9,500   Polymer Group....................       70,063
 2,200   Tropical Sportswear
           International*.................       37,400
11,700   WestPoint Stevens................      143,325
                                            -----------
                                              1,379,950
                                            -----------
         TRANSPORTATION -- 1.8%
 3,100   American Classic Voyages*........       45,338
   400   Expeditors International of
           Washington.....................       18,025
13,600   Iron Mountain*...................      503,199
27,300   Norfolk Southern.................      399,263
16,100   Trico Marine Services*...........      255,588
                                            -----------
                                              1,221,413
                                            -----------
         TRAVEL/ENTERTAINMENT -- 4.7%
 9,500   Bally Total Fitness Holding*.....      237,500
 5,900   Championship Auto Racing
           Teams*.........................      143,813
86,600   Hilton Hotels....................    1,001,312
 3,800   Hollywood Entertainment*.........       28,263
 5,600   MeriStar Hospitality.............      113,400
24,200   Six Flags*.......................      375,100
 6,400   Speedway Motorsports*............      133,200
25,900   Tricon Global Restaurants*.......      793,187
19,900   Westwood One*....................      426,606
                                            -----------
                                              3,252,381
                                            -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS
           $64,314,409) -- 97.3%..........  $67,010,572
                                            ===========

---------------

* Non-income producing security.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

                                                                                    SINCE
                                                              FISCAL    LAST 1    INCEPTION
                                                               YTD       YEAR     (4/22/98)
                                                              ------    ------    ---------
Institutional Shares........................................  -4.64%     0.32%      -2.78%
Investor Shares.............................................  -4.88%     0.03%      -3.08%
S&P 500 Index(1)............................................  -3.60%    13.28%      12.04%

     For the six months ended September 30, 2000, the Fund underperformed its benchmark, the S&P 500 Index. The Fund invests in the AXA Rosenberg Value Market Neutral Fund and S&P 500 Index Futures. The Institutional shares of the AXA Rosenberg Value Market Neutral Fund returned 1.89% for the six months ended September 30, 2000. (See the separate commentary for the AXA Rosenberg Value Market Neutral Fund.) Effective September 29, 2000, the Fund began investing in the AXA Rosenberg Multi-Strategy Market Neutral Fund instead of the AXA Rosenberg Value Market Neutral Fund.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Double Alpha Market Fund.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Value Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Value Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of fund typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Investment in Index Futures involves risk. Positions in Index Futures may be closed out by the AXA Rosenberg Double Alpha Market Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                                  MARKET VALUE
-------                                                                 ------------
          REGISTERED INVESTMENT COMPANY -- 95.0%
922,817   AXA Rosenberg Value Market Neutral Fund (a).................   $6,976,497
                                                                         ----------
          TOTAL REGISTERED INVESTMENT COMPANY (COST
            $6,971,171) -- 95.0%......................................    6,976,497
                                                                         ----------
          SHORT TERM SECURITIES -- 1.5%
          CTC Sweep Account, 6.50%....................................      112,868
                                                                         ----------
          TOTAL SHORT TERM SECURITIES (COST $112,868).................      112,868
                                                                         ----------
          TOTAL INVESTMENTS (COST $7,084,039) (b) -- 96.5%............    7,089,365
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.5%...............      255,628
                                                                         ----------
          TOTAL NET ASSETS -- 100.0%..................................   $7,344,993
                                                                         ==========

---------------

(a) Serves as collateral for future contracts.

(b) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation.....................................    $5,326
    Unrealized depreciation.....................................        --
                                                                    ------
    Net unrealized appreciation.................................    $5,326
                                                                    ======

   NUMBER                                                                       OPEN        CURRENT
OF CONTRACTS                          CONTRACT TYPE                          POSITIONS    MARKET VALUE
------------   ------------------------------------------------------------  ----------   ------------
     21        Long S&P 500 December 2000 Future                             $8,055,500    $7,631,925

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

                                                                                  SINCE         SINCE
                                                            FISCAL    LAST 1    INCEPTION     INCEPTION
                                                             YTD       YEAR     (10/19/98)    (11/11/98)
                                                            ------    ------    ----------    ----------
Institutional Shares (SSMNX)..............................  -4.98%    3.17%       4.87%
Investor Shares...........................................  -5.10%    2.93%                     4.52%
U.S. 90-day Treasury Bills................................   2.86%    5.51%       5.15%         5.21%

     Growth stocks failed to hold their momentum during the second and the third quarters of 2000. Overall, the S&P 500 Index(1) returned a -3.60% for the six months ended September 30, 2000. Concerns over a slowdown in the domestic economic growth rate precipitated the downward slide among growth stocks. The growth stock dominated technology sector led the market downturn.

     The Fund takes long and short positions primarily in the 500 largest capitalization stocks principally traded in the U.S. Unlike the AXA Rosenberg Value Market Neutral Fund, under normal circumstances, the AXA Rosenberg Select Sectors Market Neutral Fund will be overweighted in its long and short positions in different sectors and industries based on quantitative bottom-up company analysis.

     For the six months ended September 30, 2000, the Fund underperformed its benchmark, U.S. 90-day T-bills. The Fund's underperformance resulted primarily from stock selection and industry exposures. Net long industry exposures in the auto and service industries hurt performance. The Fund benefited from exposure to common risk factors, principally net positive exposures to earnings/price and to relative strength (measure of trailing 12-month price performance).

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Select Sectors Market Neutral Fund.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Select Sectors Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Select Sectors Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Select Sectors Market Neutral Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Select Sectors Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.
---------------

(1) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS -- 92.8%
         AIRLINES -- 1.3%
 3,700   AMR*............................  $    120,944
 2,900   Delta Air Lines.................       128,687
                                           ------------
                                                249,631
                                           ------------
         AUTOS -- 1.7%
 5,000   General Motors..................       325,000
                                           ------------
         BANKING -- 9.6%
 8,200   Bank of America.................       429,474
 8,700   Chase Manhattan.................       401,831
 1,500   Countrywide Credit Industries...        56,625
14,000   FleetBoston Financial...........       545,999
 2,100   Mellon Financial................        97,388
   200   SouthTrust......................         6,288
 6,200   SunTrust Banks..................       308,838
                                           ------------
                                              1,846,443
                                           ------------
         CHEMICALS -- 1.6%
 5,800   Dow Chemical....................       144,638
 4,000   PPG Industries..................       158,750
                                           ------------
                                                303,388
                                           ------------
         COMPUTER -- 2.3%
 3,800   Sun Microsystems*...............       443,650
                                           ------------
         DEFENSE -- 0.8%
 1,700   Northrop Grumman................       154,488
                                           ------------
         DRUGS -- 1.9%
 1,300   Amgen*..........................        90,777
 1,451   MedImmune*......................       112,090
 2,500   Watson Pharmaceuticals*.........       162,187
                                           ------------
                                                365,054
                                           ------------
         ELECTRIC UTILITIES -- 5.3%
 1,300   Calpine*........................       135,688
 3,000   Edison International............        57,938
 7,700   Entergy.........................       286,824
 5,400   FirstEnergy.....................       145,463
 1,700   Florida Progress................        89,994
   300   Sempra Energy...................         6,244
 6,000   TXU.............................       237,749
 1,100   Unicom..........................        61,806
                                           ------------
                                              1,021,706
                                           ------------
         ELECTRONICS -- 14.7%
   800   Altera*.........................        38,200
 4,600   Celestica*......................       318,550
 5,700   Cisco Systems*..................       314,925
 2,700   Cypress Semiconductor*..........       112,219
 5,304   General Motors, Class H*........       197,203
11,400   Intel...........................       474,524

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         ELECTRONICS (CONTINUED)
 5,500   Maxim Integrated Products*......  $    442,406
 9,500   Motorola........................       268,375
 1,500   PMC-Sierra*.....................       322,875
   800   SPX*............................       113,550
 2,600   Vishay Intertechnology*.........        79,950
 1,600   Waters*.........................       142,400
                                           ------------
                                              2,825,177
                                           ------------
         FINANCIAL INVESTMENTS -- 1.0%
 2,700   Fannie Mae......................       193,050
                                           ------------
         FOOD -- 1.2%
11,900   ConAgra Foods...................       238,744
                                           ------------
         HOUSEHOLD -- 0.6%
 2,300   Johnson Controls................       122,331
                                           ------------
         INSURANCE -- 1.7%
 6,300   John Hancock Financial
           Services*.....................       169,313
 2,200   MBIA............................       156,475
                                           ------------
                                                325,788
                                           ------------
         MACHINERY -- 1.6%
   400   Applied Materials*..............        23,725
 5,000   Rockwell International..........       151,250
 3,000   Textron.........................       138,375
                                           ------------
                                                313,350
                                           ------------
         MEDIA -- 4.3%
 1,400   TMP Worldwide*..................       112,700
 5,500   Viacom, Class A*................       321,750
10,200   Walt Disney.....................       390,150
                                           ------------
                                                824,600
                                           ------------
         METALS -- 2.2%
 9,600   Alcoa...........................       243,000
   600   Corning.........................       178,200
                                           ------------
                                                421,200
                                           ------------
         MISCELLANEOUS FINANCIAL -- 7.7%
 2,300   A.G. Edwards....................       120,319
 1,800   AMBAC Financial Group...........       131,850
15,733   Citigroup.......................       850,565
 2,600   Lehman Brothers Holdings........       384,150
                                           ------------
                                              1,486,884
                                           ------------
         OFFICE MACHINERY -- 3.1%
 3,100   EMC*............................       307,287
 2,300   Network Appliance*..............       292,963
                                           ------------
                                                600,250
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         OIL -- 5.5%
 2,400   Amerada Hess....................  $    160,650
 2,600   Apache..........................       153,725
 8,400   Conoco, Class B.................       226,275
 5,000   Phillips Petroleum..............       313,750
 3,900   Texaco..........................       204,750
                                           ------------
                                              1,059,150
                                           ------------
         OIL -- INTERNATIONAL -- 2.2%
 5,100   Chevron.........................       434,775
                                           ------------
         OIL DISTRIBUTION -- 1.4%
 9,500   USX-Marathon Group..............       269,563
                                           ------------
         OIL SERVICES -- 1.5%
 2,000   BJ Services*....................       122,250
 3,300   Noble Drilling*.................       165,825
                                           ------------
                                                288,075
                                           ------------
         OTHER UTILITIES -- 0.6%
 3,100   KeySpan.........................       124,388
                                           ------------
         PAPER -- 1.4%
 5,600   Weyerhaeuser....................       226,100
 1,900   Willamette Industries...........        53,200
                                           ------------
                                                279,300
                                           ------------
         RETAIL/WHOLESALE -- 2.3%
 6,900   Albertson's.....................       144,900
 7,500   Sears, Roebuck & Co. ...........       243,150
 3,200   Toys "R" Us*....................        52,000
                                           ------------
                                                440,050
                                           ------------
         SERVICES -- 8.3%
   100   Micromuse*......................        20,094
10,500   Oracle*.........................       826,874
   400   Quest Software*.................        24,844
 2,200   Robert Half International*......        76,313
 4,800   Siebel Systems*.................       534,299
 2,900   SunGard Data Systems*...........       124,156
                                           ------------
                                              1,606,580
                                           ------------
         SOAPS & COSMETICS -- 0.5%
 2,900   Estee Lauder Companies, Class
           A.............................       106,213
                                           ------------
         TELEPHONE -- 4.2%
 6,400   ALLTEL..........................       334,000
11,000   AT&T............................       323,125
 1,400   Telephone & Data Systems........       154,980
                                           ------------
                                                812,105
                                           ------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         TRANSPORTATION -- 1.8%
 9,000   Burlington Northern Santa Fe....  $    194,063
 4,000   Union Pacific...................       155,500
                                           ------------
                                                349,563
                                           ------------
         TRAVEL/ENTERTAINMENT -- 0.5%
 6,800   Park Place Entertainment*.......       102,850
                                           ------------
         TOTAL COMMON STOCKS
           (COST $16,947,311)............    17,933,346
                                           ------------
         REPURCHASE AGREEMENT -- 6.2%
         Bear Stearns, dated 9/29/00, due
           10/2/00 at 6.50% with a
           maturity value of $1,206,902
           (Collateralized by $1,265,000
           U.S. Treasury Note, 3.375%,
           1/15/07, market value --
           $1,231,201)...................     1,206,249
                                           ------------
         TOTAL REPURCHASE AGREEMENT
           (COST $1,206,249).............     1,206,249
                                           ------------
         TOTAL INVESTMENTS
           (COST $18,153,560)
           (a) -- 99.0%..................    19,139,595
                                           ------------
         DEPOSITS WITH BROKERS FOR
           SECURITIES SOLD SHORT -- 95.9%
         Bear Stearns Deposit A/C,
           6.29%.........................    18,537,350
                                           ------------
         TOTAL DEPOSITS WITH BROKERS FOR
           SECURITIES SOLD SHORT
           (COST $18,537,350)............    18,537,350
                                           ------------
         PAYABLE TO BROKERS FOR
           SECURITIES SOLD
           SHORT -- (3.5)%...............      (670,102)
                                           ------------
         SECURITIES SOLD SHORT
           (PROCEEDS
           $17,552,578) -- (91.6)%.......   (17,714,920)
                                           ------------
         OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.2%...........        41,838
                                           ------------
         TOTAL NET ASSETS -- 100.0%......  $ 19,333,761
                                           ============

---------------

*  Non-income producing security.

(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation as follows:

   Unrealized
     appreciation -- Investments..........  $2,267,655
   Unrealized
     depreciation -- Investments..........  (1,281,620)
   Unrealized appreciation -- Short
     Sales................................   1,549,947
   Unrealized depreciation -- Short
     Sales................................  (1,712,289)
                                            ----------
   Net unrealized appreciation............  $  823,693
                                            ==========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               MARKET
SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS -- 91.6%
         BANKING -- 9.8%
13,800   Bank One.........................  $   533,024
 4,300   Charter One Financial............      104,813
 5,000   General Electric.................      288,438
 3,800   Northern Trust...................      337,724
 5,300   Synovus Financial................      112,294
11,600   Washington Mutual................      461,824
   900   Zions Bancorporation.............       46,027
                                            -----------
                                              1,884,144
                                            -----------
         CHEMICALS -- 0.7%
 3,700   Praxair..........................      138,288
                                            -----------
         COMPUTER -- 0.6%
 3,800   Dell Computer*...................      117,088
                                            -----------
         DEFENSE -- 1.4%
 8,500   Lockheed Martin..................      280,160
                                            -----------
         DRUGS -- 4.6%
 5,000   Abbott Laboratories..............      237,813
 3,400   Biogen*..........................      207,400
 4,700   Eli Lilly & Co. .................      381,287
 1,500   Pfizer...........................       67,406
                                            -----------
                                                893,906
                                            -----------
         ELECTRIC UTILITIES -- 2.2%
 4,200   Duke Energy......................      360,150
 2,100   Montana Power....................       70,088
                                            -----------
                                                430,238
                                            -----------
         ELECTRONICS -- 12.0%
 6,800   Guidant*.........................      480,674
 4,400   Johnson & Johnson................      413,325
 2,300   KLA-Tencor*......................       94,731
 2,600   RF Micro Devices*................       81,575
 7,900   Solectron*.......................      364,388
 6,100   Texas Instruments................      287,844
 9,400   Tyco International...............      487,624
 1,000   Vitesse Semiconductor*...........       88,938
                                            -----------
                                              2,299,099
                                            -----------
         FINANCIAL INVESTMENTS -- 0.2%
   400   American International Group.....       38,275
                                            -----------
         FOOD -- 5.4%
   200   Campbell Soup....................        5,175
12,000   Coca-Cola........................      661,500
 2,200   Hershey Foods....................      119,075

                                               MARKET
SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         FOOD (CONTINUED)
 1,700   Starbucks*.......................  $    68,106
 2,600   Wm. Wrigley Jr. .................      194,675
                                            -----------
                                              1,048,531
                                            -----------
         INSURANCE -- 1.9%
 2,800   Automatic Data Processing........      187,250
 1,900   Cincinnati Financial.............       67,450
 1,300   Progressive......................      106,438
                                            -----------
                                                361,138
                                            -----------
         MACHINERY -- 6.1%
 2,300   Danaher..........................      114,425
18,300   Gillette.........................      565,013
 5,400   Illinois Tool Works..............      301,725
 8,300   Ralston Purina Group.............      196,606
                                            -----------
                                              1,177,769
                                            -----------
         MEDIA -- 2.5%
 7,100   Clear Channel Communications*....      401,150
 1,100   Time Warner......................       86,075
                                            -----------
                                                487,225
                                            -----------
         OFFICE MACHINERY -- 5.5%
 7,500   3Com*............................      143,906
 4,300   International Business
           Machines.......................      483,750
 3,100   Lexmark International*...........      116,250
 5,700   Pitney Bowes.....................      224,794
 1,300   SanDisk*.........................       86,775
                                            -----------
                                              1,055,475
                                            -----------
         OIL SERVICES -- 2.1%
 5,900   Halliburton......................      288,731
 1,500   Schlumberger.....................      123,469
                                            -----------
                                                412,200
                                            -----------
         OTHER UTILITIES -- 0.9%
 4,100   Williams Cos.....................      173,225
                                            -----------
         PAPER -- 4.1%
10,000   Masco............................      186,250
 9,100   Procter & Gamble.................      609,700
                                            -----------
                                                795,950
                                            -----------
         RETAIL/WHOLESALE -- 9.1%
 4,800   Circuit City Stores -- Circuit
           City
           Group..........................      110,400
 1,600   eBay*............................      109,800
13,600   Gap..............................      273,700
 6,300   McKesson HBOC....................      192,544
 2,100   RadioShack.......................      135,713

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               MARKET
SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         RETAIL/WHOLESALE (CONTINUED)
12,000   Staples*.........................  $   170,250
 5,500   Wal-Mart Stores..................      264,688
12,900   Walgreen.........................      489,393
                                            -----------
                                              1,746,488
                                            -----------
         SERVICES -- 6.3%
 2,500   Ceridian*........................       70,156
   300   Citrix Systems*..................        6,019
 3,400   Computer Sciences*...............      252,450
 4,100   First Data.......................      160,156
 7,400   IMS Health.......................      153,550
 3,700   Intuit*..........................      210,900
 5,400   Microsoft*.......................      325,351
 1,100   RealNetworks*....................       43,725
   370   SYNAVANT*........................        2,474
                                            -----------
                                              1,224,781
                                            -----------
         TELEPHONE -- 7.9%
11,200   America Online*..................      601,999
 2,300   Cablevision Systems, Class A*....      152,519
 3,600   Cox Communications, Class A*.....      137,700
10,500   McLeodUSA, Class A*..............      150,281
 1,000   Metromedia Fiber Network, Class
           A*.............................       24,313

                                               MARKET
SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         TELEPHONE (CONTINUED)
 4,323   Qwest Communications
           International*.................  $   207,774
 2,700   Yahoo!*..........................      246,544
                                            -----------
                                              1,521,130
                                            -----------
         TEXTILES -- 0.6%
 2,850   Cintas...........................      124,153
                                            -----------
         TRANSPORTATION -- 4.6%
13,600   Carnival.........................      334,900
 5,000   Level 3 Communications*..........      385,625
12,100   Norfolk Southern.................      176,963
                                            -----------
                                                897,488
                                            -----------
         TRAVEL/ENTERTAINMENT -- 3.1%
16,900   McDonald's.......................      510,169
 3,200   Tricon Global Restaurants*.......       98,000
                                            -----------
                                                608,169
                                            -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS
           $17,552,578) -- 91.6%..........  $17,714,920
                                            ===========

---------------

* Non-income producing security.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE UPDATE AS OF 9/30/00 - CUMULATIVE TOTAL RETURNS

                                                                  SINCE
                                                                INCEPTION
                                                                (6/7/00)
                                                                ---------
Institutional Shares........................................      -8.50%
MSCI-EAFE Index(1)..........................................      -9.16%

     The third quarter of 2000 was again marked by volatility. The continued rise in oil prices, the embattled euro and disappointing earnings news around the world cast a shadow on the stock market. After a strong performance in June, markets lost ground in July, due to worries over U.S. interest rate increases. In August, optimism returned and the broad market regained its strength. However, this positive sentiment was dampened in September by the rise in oil prices and uncertainty over the euro. For the quarter, international large stocks, as measured by the MSCI-EAFE, fell 8.01%.

     The European markets experienced a quarter of negative returns. Large stocks, in particular, were penalized. Several high-profile companies issued disappointing earnings or profit warnings. The situation was exacerbated by worries and discontent over the rise in oil prices, which resulted in the "petrol crisis" in both France and the U.K. that almost brought the two countries to a standstill. In addition, confidence eroded as the euro continued to fall against the U.S. dollar. The various central banks eventually had to intervene to halt the slide. Denmark's decision on not to join the euro added another level of uncertainty. The British pound also suffered in the midst of all these developments, only to recover slightly at the end of September. Large company stocks suffered losses of 7.25%(2) over the period. Performance of value and growth stocks were mixed.

     The Japanese market is still struggling to emerge from a 10-year malaise. Investors, domestic and foreign alike, still favored Japanese value stocks. During this quarter, large stocks lost 4.96%. There was speculation that the Japanese government would end the zero interest rate policy. This created mixed reactions in the economy. In the end, the zero interest rate policy continued to reign. Elsewhere in Asia, markets posted heavy losses during September as technology and internet-related stocks plummeted. On the other hand, the privatization of the Hong Kong Mass Transit Railway was well received by investors. This is an indication that investors have shifted toward the defensive sectors of the market at the expense of the internet sectors. In spite of the euphoria associated with the Sydney Olympics, markets were down for the quarter as a whole. For the quarter, large stocks lost 8.44% for the Pacific ex Japan region.

     The U.S. dollar reassumed its leadership role during the third quarter. Among the currencies of the developed markets, the New Zealand dollar suffered the largest depreciation against the U.S. dollar by losing close to 13%. The Australian dollar also depreciated close to 10%. The British pound also lost 2% against the U.S. dollar, and the euro depreciated 8%.

     The AXA Rosenberg International Equity Fund was launched on June 7, 2000. The Fund follows a systematic and disciplined approach to international investing. Since inception, the Fund outperformed its benchmark, the MSCI-EAFE Index. The outperformance was a combination of stock selection and risk management. The Manager strives to add value consistently through bottom-up stock selection and avoids heavy bets on countries and industries. The portfolio closely tracks the country and industry exposures of its benchmark. As a result, the contributions to the outperformance from industry and country selection were positive but modest, whereas stock selection accounted for most of the outperformance.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------
(1) The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI-EAFE) is the benchmark for the AXA Rosenberg International Equity Fund. It is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Investors cannot invest directly in any Index.

(2) Large stock returns are based on individual country and regional MSCI Standard Indices.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS -- 97.4%
            AUSTRALIA -- 2.6%
            Banking -- 1.2%
    4,600   Australia & New Zealand
              Banking Group...............  $    33,083
    4,100   National Australia Bank.......       56,635
    3,400   Westpac Banking...............       23,476
                                            -----------
                                                113,194
                                            -----------
            Financial Investments -- 0.0%
      500   AMP...........................        4,441
                                            -----------
            Food -- 0.1%
   11,100   Goodman Fielder...............        7,183
                                            -----------
            Household -- 0.1%
   11,400   Pacific Dunlop................        9,471
                                            -----------
            Media -- 0.8%
    5,100   News Corporation..............       71,810
                                            -----------
            Metals -- 0.2%
    1,100   Rio Tinto.....................       14,744
                                            -----------
            Oil -- 0.0%
      700   Santos........................        2,388
                                            -----------
            Oil Distribution -- 0.1%
    5,900   Orogen Minerals...............        4,857
                                            -----------
            Paper -- 0.1%
    3,600   Amcor.........................        9,945
                                            -----------
            Telephone -- 0.0%
    1,300   Uecomm*.......................        1,126
                                            -----------
            Travel/Entertainment -- 0.0%
      900   Village Roadshow..............          751
                                            -----------
                                                239,910
                                            -----------
            AUSTRIA -- 0.3%
            Oil Distribution -- 0.3%
      350   OMV...........................       25,288
                                            -----------
            BELGIUM -- 0.2%
            Retail/Wholesale -- 0.2%
      405   Delhaize Le Lion..............       19,084
                                            -----------
            DENMARK -- 0.1%
            Insurance -- 0.1%
      132   Codan.........................        7,651
                                            -----------
            FINLAND -- 2.0%
            Drugs -- 0.1%
      479   Orion Yhtyma, Class B.........        8,200
                                            -----------
            Electric Utilities -- 0.2%
    4,749   Fortum........................       16,134
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FINLAND (CONTINUED)
            Electronics -- 1.3%
    3,000   Nokia.........................  $   121,562
                                            -----------
            Insurance -- 0.3%
      600   Pohjola Group Insurance, Class
              B...........................       23,164
                                            -----------
            Paper -- 0.1%
    1,800   Metsa Serla, Class B..........       11,833
                                            -----------
                                                180,893
                                            -----------
            FRANCE -- 10.1%
            Autos -- 0.7%
      382   PSA Peugeot Citroen...........       67,855
                                            -----------
            Banking -- 2.1%
    1,749   BNP Paribas...................      154,182
      700   Societe Generale, Class A.....       39,131
                                            -----------
                                                193,313
                                            -----------
            Building -- 0.2%
      363   Vinci.........................       18,498
                                            -----------
            Chemicals -- 0.2%
    1,748   Rhodia........................       18,988
                                            -----------
            Drugs -- 0.5%
      648   Aventis.......................       48,604
                                            -----------
            Electronics -- 2.9%
    3,450   Alcatel.......................      220,715
      293   Lagardere.....................       17,749
       93   Sagem.........................       19,852
                                            -----------
                                                258,316
                                            -----------
            Financial Investments -- 0.1%
      188   Societe Fonciere, Financiere
              Et De Participations........       11,414
                                            -----------
            Food -- 0.3%
      279   Eridania Beghin-Say...........       24,004
                                            -----------
            Liquor & Tobacco -- 1.5%
      684   Christian Dior................       36,848
    1,300   LVMH..........................       98,139
                                            -----------
                                                134,987
                                            -----------
            Machinery -- 0.3%
    1,180   Alstom........................       27,229
                                            -----------
            Metals -- 0.3%
    2,744   Usinor........................       24,916
                                            -----------
            Services -- 0.1%
    1,325   Bull*.........................        7,986
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FRANCE (CONTINUED)
            Telephone -- 0.9%
      575   Canal Plus....................  $    86,105
                                            -----------
                                                922,215
                                            -----------
            GERMANY -- 6.8%
            Autos -- 1.9%
    3,960   DaimlerChrysler...............      177,655
                                            -----------
            Chemicals -- 1.0%
    2,630   BASF..........................       93,458
                                            -----------
            Electric Utilities -- 1.0%
    2,712   RWE...........................       95,725
                                            -----------
            Machinery -- 2.9%
    2,004   Siemens.......................      258,183
                                            -----------
                                                625,021
                                            -----------
            HONG KONG -- 2.1%
            Airlines -- 0.8%
   12,000   Cathay Pacific Airways........       22,009
    4,000   Hong Kong Aircraft
              Engineering.................        6,618
    6,000   Swire Pacific, Class A........       37,399
                                            -----------
                                                 66,026
                                            -----------
            Autos -- 0.2%
   10,000   Johnson Electric Holdings.....       21,483
                                            -----------
            Computer -- 0.1%
    8,000   Legend Holdings*..............        7,593
                                            -----------
            Electric Utilities -- 0.2%
   10,000   China Travel International
              Investment Hong Kong........        1,321
    4,000   Citic Pacific.................       17,238
                                            -----------
                                                 18,559
                                            -----------
            Real Estate Assets -- 0.4%
   32,000   Chinese Estates Holdings *....        3,776
    3,000   Sun Hung Kai Properties.......       28,280
   10,000   Wheelock and Company..........        7,888
                                            -----------
                                                 39,944
                                            -----------
            Retail/Wholesale -- 0.3%
   12,000   Li & Fung*....................       25,317
                                            -----------
            Telephone -- 0.1%
    2,000   China Mobile (Hong Kong)*.....       13,275
                                            -----------
                                                192,197
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            ITALY -- 3.0%
            Food -- 0.4%
   20,000   Montedison....................  $    39,533
                                            -----------
            Media -- 0.1%
    5,203   Cofide*.......................        8,700
                                            -----------
            Telephone -- 2.5%
    5,000   Tecnost*......................       15,134
   20,068   Telecom Italia................      213,210
                                            -----------
                                                228,344
                                            -----------
                                                276,577
                                            -----------
            JAPAN -- 26.3%
            Airlines -- 0.0%
    1,000   Japan Airlines Company........        3,785
                                            -----------
            Autos -- 2.5%
    5,000   Fuji Heavy Industries.........       31,094
    4,000   Honda Motor...................      147,326
    2,000   Isuzu Motors*.................        4,220
    1,000   Mitsubishi Motors*............        3,072
    3,000   Suzuki Motor..................       31,177
    2,000   Yamaha Motor..................       14,992
                                            -----------
                                                231,881
                                            -----------
            Banking -- 3.6%
       23   Mizuho Holdings...............      189,432
   11,000   The Asahi Bank................       45,299
   17,000   The Daiwa Bank................       38,701
   11,000   The Tokai Bank................       55,886
                                            -----------
                                                329,318
                                            -----------
            Building -- 0.6%
    1,100   Daito Trust Construction......       17,804
    5,000   Daiwa House Industry..........       34,934
                                            -----------
                                                 52,738
                                            -----------
            Chemicals -- 0.7%
   14,000   Mitsubishi Chemical...........       48,584
    4,000   Mitsui Chemicals..............       17,805
                                            -----------
                                                 66,389
                                            -----------
            Construction Materials -- 0.4%
    3,000   Matsushita Electric Works.....       34,509
    1,000   Tokuyama......................        4,470
                                            -----------
                                                 38,979
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Drugs -- 2.0%
    1,000   Ono Pharmaceutical............  $    41,088
    3,000   Sankyo........................       66,768
    3,000   Tanabe Seiyaku................       22,793
    1,000   Yamanouchi Pharmaceutical.....       48,121
                                            -----------
                                                178,770
                                            -----------
            Durables -- 1.9%
    4,000   Kenwood.......................       14,622
    5,000   Matsushita Electric
              Industrial..................      130,946
    3,000   Victor Co. of Japan *.........       25,680
                                            -----------
                                                171,248
                                            -----------
            Electric Utilities -- 0.8%
    1,900   Kansai Electric Power.........       30,946
    3,000   Tohoku Electric Power.........       41,977
                                            -----------
                                                 72,923
                                            -----------
            Electronics -- 5.3%
      400   Futaba........................       16,250
   11,000   Hitachi.......................      127,651
    1,000   Hitachi Chemical..............       28,040
    2,000   Ibiden........................       39,700
      300   Keyence.......................      103,831
      900   Komatsu Electronic Metals*....        9,203
    9,000   Mitsubishi Electric...........       74,542
    8,000   Toshiba.......................       64,483
    3,000   Toshiba TEC...................       12,438
    1,000   Yokogawa Electric.............        9,171
                                            -----------
                                                485,309
                                            -----------
            Financial Investments -- 0.2%
      800   Nihon Unisys..................       15,769
    1,000   Tokyo Leasing.................        5,552
                                            -----------
                                                 21,321
                                            -----------
            Liquor & Tobacco -- 0.4%
    4,000   Asahi Breweries...............       35,832
                                            -----------
            Machinery -- 0.5%
      200   Advantest.....................       31,427
    2,000   Makita........................       15,880
                                            -----------
                                                 47,307
                                            -----------
            Miscellaneous Financial --1.4%
    6,000   Daiwa Securities Group........       70,350
    6,000   Nikko Securities Co. .........       53,304
                                            -----------
                                                123,654
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Office Machinery -- 1.3%
    4,000   NEC...........................  $    90,875
    2,000   Sharp.........................       30,946
                                            -----------
                                                121,821
                                            -----------
            Retail/Wholesale -- 0.5%
    7,000   Mitsui & Co. .................       43,726
                                            -----------
            Services -- 1.1%
    4,000   Fujitsu.......................       92,911
      300   Hitachi Information Systems...       12,049
                                            -----------
                                                104,960
                                            -----------
            Telephone -- 1.7%
        7   DDI...........................       45,993
       11   Nippon Telegraph and
              Telephone...................      107,903
                                            -----------
                                                153,896
                                            -----------
            Textiles -- 0.2%
    2,000   Wacoal........................       16,583
                                            -----------
            Travel/Entertainment -- 1.2%
      800   Heiwa.........................       15,917
      500   Nintendo......................       91,292
                                            -----------
                                                107,209
                                            -----------
                                              2,407,649
                                            -----------
            NETHERLANDS -- 5.6%
            Banking -- 1.1%
    4,170   ABN AMRO Holding..............       97,144
                                            -----------
            Chemicals -- 0.2%
      366   Akzo Nobel....................       15,438
                                            -----------
            Durables -- 2.2%
    4,782   Koninklijke (Royal) Philips
              Electronics.................      205,802
                                            -----------
            Financial Investments -- 0.1%
        5   N.V. Petroleum -- Maatschappij
              Moeara Enim.................       10,655
                                            -----------
            Food -- 0.1%
    1,075   Koninklijke Wessanen..........       12,379
                                            -----------
            Oil Distribution -- 1.9%
    2,850   Royal Dutch Petroleum.........      172,246
                                            -----------
                                                513,664
                                            -----------
            NEW ZEALAND -- 0.2%
            Food -- 0.2%
   20,100   Carter Holt Harvey............       13,399
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            NEW ZEALAND (CONTINUED)
            Oil -- 0.0%
      400   Fletcher Challenge Energy.....  $     1,415
                                            -----------
                                                 14,814
                                            -----------
            PORTUGAL -- 0.8%
            Telephone -- 0.8%
    7,073   Portugal Telecom..............       72,712
                                            -----------
            SINGAPORE -- 0.8%
            Aircraft -- 0.2%
   11,000   Singapore Technologies
              Engineering.................       16,308
                                            -----------
            Real Estate Assets -- 0.0%
    2,000   Keppel........................        4,068
                                            -----------
            Telephone -- 0.6%
   30,000   Singapore
              Telecommunications..........       46,889
                                            -----------
            Transportation -- 0.0%
    3,000   Neptune Orient Lines*.........        2,689
                                            -----------
                                                 69,954
                                            -----------
            SPAIN -- 4.4%
            Electric Utilities -- 1.8%
    5,440   Empresa Nacional de
              Electricidad................      102,248
    4,982   Iberdrola.....................       63,306
                                            -----------
                                                165,554
                                            -----------
            Oil Distribution -- 0.5%
    2,320   Repsol-YPF....................       42,685
                                            -----------
            Telephone -- 2.1%
    9,731   Telefonica*...................      192,775
                                            -----------
                                                401,014
                                            -----------
            SWEDEN -- 1.6%
            Banking -- 0.7%
    4,500   Svenska Handelsbanken, Class
              A...........................       72,407
                                            -----------
            Durables -- 0.2%
    1,181   Electrolux, Class B...........       14,835
                                            -----------
            Machinery -- 0.2%
    1,321   SKF, Class B..................       17,142
                                            -----------
            Miscellaneous Financial --0.4%
    1,660   Skandia Forsakrings...........       32,914
                                            -----------
            Paper -- 0.1%
      405   Svenska Cellulosa, Class B....        7,147
                                            -----------
                                                144,445
                                            -----------
            SWITZERLAND -- 6.9%
            Banking -- 0.4%
      180   Credit Suisse Group...........       33,637
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SWITZERLAND (CONTINUED)
            Drugs -- 2.8%
      166   Novartis......................  $   254,507
                                            -----------
            Financial Investments -- 0.9%
       26   BB Biotech*...................       33,244
       69   BK Vision*....................       16,567
       39   BT&T Telekommunikations und
              Technologie*................       17,487
       26   Pharma Vision 2000*...........       17,750
                                            -----------
                                                 85,048
                                            -----------
            Food -- 1.8%
       80   Nestle........................      166,624
                                            -----------
            Insurance -- 0.9%
       17   Helvetia Patria Holding.......       14,753
       80   Schweizerische
              Lebensversicherungs-und
              Rentenanstalt /Swiss Life...       63,410
                                            -----------
                                                 78,163
                                            -----------
            Telephone -- 0.1%
        4   Ascom Holding.................       13,411
                                            -----------
                                                631,390
                                            -----------
            UNITED KINGDOM -- 23.6%
            Banking -- 2.8%
    9,000   Abbey National................      119,625
    5,000   Barclays......................      138,388
                                            -----------
                                                258,013
                                            -----------
            Building -- 0.2%
    6,995   Taylor Woodrow................       15,358
                                            -----------
            Construction Materials -- 0.1%
    9,000   Pilkington....................       10,812
                                            -----------
            Financial Investments -- 1.9%
    9,656   CGNU..........................      137,053
    5,781   Royal & Sun Alliance Insurance
              Group.......................       38,633
                                            -----------
                                                175,686
                                            -----------
            Food -- 1.0%
    9,827   Allied Domecq.................       48,963
    1,526   Associated British Foods......        8,009
    5,000   Unilever......................       32,379
                                            -----------
                                                 89,351
                                            -----------
            Insurance -- 0.2%
      743   London Pacific Group..........       15,352
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
            Machinery -- 0.3%
   13,739   Invensys......................  $    30,013
                                            -----------
            Miscellaneous Financial --1.0%
   10,736   Halifax Group.................       91,588
                                            -----------
            Oil -- 1.9%
   12,000   BP Amoco......................      106,807
    4,000   Enterprise Oil................       32,734
   16,992   LASMO.........................       32,659
                                            -----------
                                                172,200
                                            -----------
            Oil Distribution -- 1.8%
   20,604   Shell Transport & Trading
              Co. ........................      167,851
                                            -----------
            Other Utilities -- 1.3%
   18,000   BG Group......................      114,369
                                            -----------
            Retail/Wholesale -- 3.6%
    8,176   Boots Company.................       61,892
   17,000   J Sainsbury...................       93,752
    2,230   Safeway.......................        9,463
   38,979   Tesco.........................      143,212
    7,020   Tomkins.......................       17,125
                                            -----------
                                                325,444
                                            -----------
            Telephone -- 6.8%
   27,000   British Telecommunications....      283,828
   92,000   Vodafone Group................      343,455
                                            -----------
                                                627,283
                                            -----------
            Transportation -- 0.1%
    2,725   Arriva........................       10,274
                                            -----------
            Travel/Entertainment -- 0.6%
    1,652   Millennium & Copthorne
              Hotels......................       10,100
    6,854   Rank Group....................       16,670
    3,551   Scottish & Newcastle..........       21,644
    5,450   Thistle Hotels................        9,549
                                            -----------
                                                 57,963
                                            -----------
                                              2,161,557
                                            -----------
            TOTAL COMMON STOCKS (COST
              $9,664,882).................    8,906,035
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            Preferred Stocks -- 0.2%
            GERMANY -- 0.2%
            Telephone -- 0.2%
      173   Prosieben Media...............  $    19,769
                                            -----------
            TOTAL PREFERRED STOCKS (COST
              $18,592)....................       19,769
                                            -----------
            TOTAL INVESTMENTS (COST
              $9,683,474) (a) -- 97.6%....    8,925,804
            OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 2.4%.........      219,855
                                            -----------
            TOTAL NET ASSETS -- 100.0%....  $ 9,145,659
                                            ===========

---------------

* Non-income producing security.

(a) Represents cost for federal tax purposes and differs from value by net unrealized depreciation as follows:

   Unrealized appreciation...............    $   238,254
   Unrealized depreciation...............       (995,924)
                                             -----------
   Net unrealized depreciation...........    $  (757,670)
                                             ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
--------------------------------------------------------------------------------

PERFORMANCE UPDATE AS OF 9/30/00 -- CUMULATIVE TOTAL RETURNS

                                                                  SINCE
                                                                INCEPTION
                                                                (6/7/00)
                                                                ---------
Institutional Shares........................................      -2.60%
S&P 500 Index(1)............................................      -1.13%

     During the third quarter, market volatility continued as investors switched between favoring growth one month and value the next. The Manager believes the third quarter represented a market in transition in which investors had not decided which earnings attribute to reward (future cumulative earnings or earnings change). This indecisiveness was also evident in the volatility between industries as investors favored then severely punished particular industries e.g. electronics and computers.

     The AXA Rosenberg Enhanced 500 Fund was launched on June 7, 2000. Since inception, the Fund's performance, relative to its benchmark, the S&P 500 Index, was negatively impacted by aggregate industry exposures and stock selection partially offset by the positive contribution of risk exposures. The Fund's modest overweighting in electronics and underweighting in electric utilities contributed to the underperformance. The Fund's positive exposure to relative strength (a risk measure of past price performance) and to trading activity (a risk measure of share turnover) helped performance.

     Performance data represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The S&P 500 Index is the benchmark for the AXA Rosenberg Enhanced 500 Fund. It is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS -- 99.2%
          AIRCRAFT -- 0.6%
    300   Boeing.........................  $     18,900
    300   Honeywell International........        10,688
                                           ------------
                                                 29,588
                                           ------------
          AIRLINES -- 0.4%
    300   Delta Air Lines................        13,313
    200   Southwest Airlines.............         4,850
                                           ------------
                                                 18,163
                                           ------------
          AUTOS -- 1.1%
    400   Dana...........................         8,600
    699   Ford Motor Co. ................        17,693
    200   General Motors.................        13,000
    300   TRW............................        12,188
     52   Visteon........................           792
                                           ------------
                                                 52,273
                                           ------------
          BANKING -- 10.6%
    200   Associates First Capital.......         7,600
    200   Astoria Financial..............         7,725
  1,300   Bank of America................        68,087
    200   Bank of New York...............        11,213
    400   Bank One.......................        15,450
    450   Chase Manhattan................        20,784
    150   Fifth Third Bancorp............         8,081
    300   First Union....................         9,656
    300   Firstar........................         6,713
  1,000   FleetBoston Financial..........        38,999
    200   Freddie Mac....................        10,813
  3,500   General Electric...............       201,905
    200   GreenPoint Financial...........         5,925
    200   Household International........        11,325
    700   KeyCorp........................        17,719
    300   MBNA...........................        11,550
    100   Mellon Financial...............         4,638
    200   National City..................         4,425
    200   Provident Financial Group......         5,875
    100   SunTrust Banks.................         4,981
    200   U.S. Bancorp...................         4,550
    200   UnionBanCal....................         4,663
    200   Washington Mutual..............         7,963
    500   Wells Fargo & Company..........        22,968
                                           ------------
                                                513,608
                                           ------------
          BUILDING -- 0.2%
    300   Pulte..........................         9,900
                                           ------------
          CHEMICALS -- 1.5%
    400   American Home Products.........        22,625
    200   Dow Chemical...................         4,988

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          CHEMICALS (CONTINUED)
    700   Du Pont (E.I.) de Nemours......  $     29,005
    200   Pharmacia......................        12,038
    300   Sherwin-Williams...............         6,413
                                           ------------
                                                 75,069
                                           ------------
          COMPUTER -- 4.3%
    600   Compaq Computer................        16,548
    800   Dell Computer*.................        24,650
    100   Gateway*.......................         4,675
    300   Hewlett-Packard................        29,100
    148   Palm*..........................         7,835
  1,100   Sun Microsystems*..............       128,425
                                           ------------
                                                211,233
                                           ------------
          CONSTRUCTION MATERIALS -- 0.1%
    300   Johns Manville.................         3,394
                                           ------------
          DEFENSE -- 0.4%
    200   Northrop Grumman...............        18,175
                                           ------------
          DRUGS -- 6.1%
    500   Abbott Laboratories............        23,781
    700   Amgen*.........................        48,880
    700   Bristol-Myers Squibb...........        39,988
    400   Eli Lilly & Co. ...............        32,450
    800   Merck & Co. ...................        59,550
  1,500   Pfizer.........................        67,405
    500   Schering-Plough................        23,250
                                           ------------
                                                295,304
                                           ------------
          ELECTRIC UTILITIES -- 1.5%
    100   AES*...........................         6,850
    100   Duke Energy....................         8,575
    200   Enron..........................        17,524
    100   PG&E...........................         2,419
    200   PPL............................         8,350
    200   SCANA..........................         6,175
    200   Southern.......................         6,488
    400   TXU............................        15,850
                                           ------------
                                                 72,231
                                           ------------
          ELECTRONICS -- 20.1%
    600   ADC Telecommunications*........        16,134
    200   Agilent Technologies*..........         9,788
    300   Analog Devices*................        24,769
    100   Boston Scientific*.............         1,644
    200   Broadcom, Class A*.............        48,750
  3,000   Cisco Systems*.................       165,749
    200   Comverse Technology*...........        21,600
    100   Conexant Systems*..............         4,188
    200   DENTSPLY International.........         6,988

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          ELECTRONICS (CONTINUED)
    100   Guidant*.......................  $      7,069
  4,000   Intel..........................       166,499
    500   JDS Uniphase*..................        47,344
    700   Johnson & Johnson..............        65,755
  1,000   Lucent Technologies............        30,563
    200   Mallinckrodt...................         9,125
    400   Medtronic......................        20,725
    500   Micron Technology*.............        23,000
    600   Motorola.......................        16,950
  1,800   Nortel Networks................       107,212
    200   PMC-Sierra*....................        43,050
    200   Qualcomm*......................        14,250
    200   Solectron*.....................         9,225
    100   Tellabs*.......................         4,775
    700   Texas Instruments..............        33,031
    600   Tyco International.............        31,125
    300   Vishay Intertechnology*........         9,225
    400   Xilinx*........................        34,250
                                           ------------
                                                972,783
                                           ------------
          FINANCIAL INVESTMENTS -- 1.9%
    750   American International Group...        71,766
    300   Fannie Mae.....................        21,450
                                           ------------
                                                 93,216
                                           ------------
          FOOD -- 2.1%
    100   Campbell Soup..................         2,588
    800   Coca-Cola......................        44,099
    200   ConAgra Foods..................         4,013
    100   General Mills..................         3,550
    100   H.J. Heinz.....................         3,706
    100   Kellogg........................         2,419
    400   PepsiCo........................        18,400
    500   Unilever NV -- ADR.............        24,125
                                           ------------
                                                102,900
                                           ------------
          HEALTH -- 0.2%
    200   HCA -- The Healthcare
            Company......................         7,425
                                           ------------
          HOUSEHOLD -- 0.2%
    200   Johnson Controls...............        10,638
                                           ------------
          INSURANCE -- 2.0%
    300   Allstate.......................        10,425
    200   American National Insurance....        12,775
    200   Automatic Data Processing......        13,375
    100   CIGNA..........................        10,440
    100   Everest Re Group...............         4,950
    190   Wesco Financial................        47,690
                                           ------------
                                                 99,655
                                           ------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          LIQUOR & TOBACCO -- 1.4%
    400   Anheuser-Busch Cos.............  $     16,925
  1,700   Philip Morris Cos..............        50,044
                                           ------------
                                                 66,969
                                           ------------
          MACHINERY -- 2.1%
    100   American Standard Companies*...         4,444
    600   Applied Materials*.............        35,587
    100   Baker Hughes...................         3,713
    100   Caterpillar....................         3,375
    100   Emerson Electric...............         6,700
    400   Gillette.......................        12,349
    100   Illinois Tool Works............         5,588
    200   Milacron.......................         2,663
    300   Parker-Hannifin................        10,125
    200   Snap-on........................         4,713
    200   United Technologies............        13,849
                                           ------------
                                                103,106
                                           ------------
          MEDIA -- 2.4%
    100   Clear Channel
            Communications*..............         5,650
    200   Dow Jones & Co. ...............        12,100
    400   Gannett........................        21,200
    200   Knight Ridder..................        10,163
    200   Seagram........................        11,488
    400   Time Warner....................        31,299
    700   Walt Disney....................        26,775
                                           ------------
                                                118,675
                                           ------------
          METALS -- 1.3%
    200   Alcoa..........................         5,063
    200   Corning........................        59,400
                                           ------------
                                                 64,463
                                           ------------
          MISCELLANEOUS FINANCIAL -- 5.7%
    200   A.G. Edwards...................        10,463
    400   American Express...............        24,300
    400   Charles Schwab.................        14,200
  3,333   Citigroup......................       180,190
    200   Merrill Lynch & Co. ...........        13,200
    400   Morgan Stanley, Dean Witter &
            Co. .........................        36,575
                                           ------------
                                                278,928
                                           ------------
          OFFICE MACHINERY -- 5.8%
    100   3Com*..........................         1,919
    100   Apple Computer*................         2,569
    100   Eastman Kodak..................         4,088
  1,400   EMC*...........................       138,774
    600   International Business
            Machines.....................        67,499

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          OFFICE MACHINERY (CONTINUED)
    500   Network Appliance*.............  $     63,688
    200   Xerox..........................         3,013
                                           ------------
                                                281,550
                                           ------------
          OIL -- 1.7%
    200   Amerada Hess...................        13,388
    200   Apache.........................        11,825
    200   Conoco, Class B................         5,388
    200   Devon Energy...................        12,030
    600   Occidental Petroleum...........        13,088
    300   Phillips Petroleum.............        18,824
    200   Texaco.........................        10,500
                                           ------------
                                                 85,043
                                           ------------
          OIL -- INTERNATIONAL -- 0.4%
    200   Chevron........................        17,050
                                           ------------
          OIL DISTRIBUTION -- 3.2%
  1,100   Exxon Mobil....................        98,037
    700   Royal Dutch Petroleum -- ADR...        41,956
    200   Sunoco.........................         5,388
    200   Ultramar Diamond Shamrock......         5,075
    200   USX-Marathon Group.............         5,675
                                           ------------
                                                156,131
                                           ------------
          OIL SERVICES -- 0.4%
    100   Halliburton....................         4,894
    200   Schlumberger...................        16,462
                                           ------------
                                                 21,356
                                           ------------
          OTHER UTILITIES -- 0.2%
    200   Waste Management...............         3,488
    100   Williams Cos. .................         4,225
                                           ------------
                                                  7,713
                                           ------------
          PAPER -- 1.5%
    100   International Paper............         2,869
    200   Kimberly-Clark.................        11,163
    100   Minnesota Mining & Mfg.........         9,113
    400   Procter & Gamble...............        26,799
    400   Weyerhaeuser...................        16,150
    300   Willamette Industries..........         8,400
                                           ------------
                                                 74,494
                                           ------------
          RETAIL/WHOLESALE -- 5.2%
    100   Albertson's....................         2,100
    400   CDW Computer Centers*..........        27,600
    100   Costco Wholesale*..............         3,494
    100   CVS............................         4,631

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          RETAIL/WHOLESALE (CONTINUED)
    300   Gap............................  $      6,038
  1,100   Home Depot.....................        58,368
    100   Kohls*.........................         5,769
    300   Kroger*........................         6,769
    100   Limited........................         2,206
    100   Lowe's Cos.....................         4,488
  1,000   Office Depot*..................         7,813
    200   Safeway*.......................         9,338
    600   Sears, Roebuck & Co. ..........        19,452
    100   Sysco..........................         4,631
    500   Toys "R" Us*...................         8,125
  1,500   Wal-Mart Stores................        72,187
    300   Walgreen.......................        11,381
                                           ------------
                                                254,390
                                           ------------
          SERVICES -- 7.1%
    200   Amdocs*........................        12,475
    200   Cendant*.......................         2,175
    200   Computer Associates
            International................         5,038
    100   Electronic Data Systems........         4,150
    100   First Data.....................         3,906
    100   Mercury Interactive*...........        15,675
  2,000   Microsoft*.....................       120,500
  1,700   Oracle*........................       133,874
    100   Paychex........................         5,250
    400   Siebel Systems*................        44,525
                                           ------------
                                                347,568
                                           ------------
          SOAPS & COSMETICS -- 0.1%
    100   Colgate-Palmolive..............         4,720
                                           ------------
          TELEPHONE -- 5.9%
    100   ALLTEL.........................         5,219
    700   America Online*................        37,624
  1,400   AT&T...........................        41,124
    600   BellSouth......................        24,150
    300   Global Crossing*...............         9,300
    200   Nextel Communications, Class
            A*...........................         9,350
    345   Qwest Communications
            International*...............        16,582
  1,100   SBC Communications.............        54,999
    300   Sprint (FON Group).............         8,794
    200   Sprint (PCS Group)*............         7,013
    600   Verizon Communications.........        29,063
    900   WorldCom*......................        27,338
    200   Yahoo!*........................        18,263
                                           ------------
                                                288,819
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          TEXTILES -- 0.4%
    300   Sara Lee.......................  $      6,094
    200   Springs Industries, Class A....         5,638
    300   VF.............................         7,406
                                           ------------
                                                 19,138
                                           ------------
          TRANSPORTATION -- 0.7%
    600   Burlington Northern Santa Fe...        12,938
    200   Carnival.......................         4,925
    100   Kansas City Southern
            Industries...................           869
    400   Union Pacific..................        15,549
                                           ------------
                                                 34,281
                                           ------------
          TRAVEL/ENTERTAINMENT -- 0.4%
    500   McDonald's.....................        15,094
    300   Ryder System...................         5,531
                                           ------------
                                                 20,625
                                           ------------
          TOTAL COMMON STOCKS
            (COST $4,966,442)............     4,830,574
                                           ------------

                                           MARKET VALUE
                                           ------------
          REPURCHASE AGREEMENT -- 0.3%
          Bear Stearns, dated 9/29/00,
            due 10/2/00 at 6.50% with a
            maturity value of $15,760
            (Collateralized by $25,000
            FHLMC, 3.85%, 3/15/09, market
            value -- $18,545)............  $     15,817
                                           ------------
          TOTAL REPURCHASE AGREEMENT
            (COST $15,817)...............        15,817
                                           ------------
          TOTAL INVESTMENTS
            (COST $4,982,259) (a) --
            99.5%........................     4,846,391
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 0.5%..........        25,350
                                           ------------
          TOTAL NET ASSETS -- 100.0%.....  $  4,871,741
                                           ============

---------------

* Non-income producing security.

ADR -- American Depository Receipt.

(a) Represents cost for federal tax purposes and differs from value by net unrealized depreciation as follows:

   Unrealized appreciation...............  $    377,184
   Unrealized depreciation...............      (513,052)
                                           ------------
   Net unrealized depreciation...........  $   (135,868)
                                           ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 AXA ROSENBERG
                                                              AXA ROSENBERG                      INTERNATIONAL
                                                                U.S. SMALL                           SMALL
                                                              CAPITALIZATION    AXA ROSENBERG    CAPITALIZATION
                                                                   FUND          JAPAN FUND           FUND
                                                              --------------    -------------    --------------
ASSETS
Investments, at value (cost $401,500,168, $1,418,681,
  $47,622,782, respectively)................................   $451,051,849      $1,351,271       $45,685,095
Cash........................................................          3,905         287,973                --
Foreign currency, at value (cost $0, $4,617, $321,332,
  respectively).............................................             --           4,590           308,761
Dividends and interest receivable...........................        534,110           3,738           105,309
Receivable for investments sold.............................      5,433,223          27,684         1,668,483
Unrealized appreciation on foreign exchange contracts.......             --              --               457
Other assets................................................             --              --            71,782
                                                               ------------      ----------       -----------
    Total Assets............................................    457,023,087       1,675,256        47,839,887
                                                               ------------      ----------       -----------
LIABILITIES
Payable to custodian........................................             --              --             1,145
Payable for investments purchased...........................      4,590,915          26,137         1,155,331
Payable for capital shares redeemed.........................         11,351              --                --
Collateral for securities loaned, at value..................        204,471              --                --
Accrued:
  Manager fees..............................................        319,780              --            25,851
  Administration fees.......................................          7,037              --               755
  12b-1 fees (Investor Shares)..............................          4,291              10               329
  Service fees (Adviser Shares).............................          2,724              --                --
  Other accrued expenses....................................        134,941          31,606            36,956
                                                               ------------      ----------       -----------
    Total Liabilities.......................................      5,275,510          57,753         1,220,367
                                                               ------------      ----------       -----------
NET ASSETS..................................................   $451,747,577      $1,617,503       $46,619,520
                                                               ============      ==========       ===========
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................     43,542,052         236,371         3,936,662
  Adviser Shares............................................        818,751              --                --
  Investor Shares...........................................      1,159,516           6,610           137,870
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................   $       9.93      $     6.66       $     11.44
  Adviser Shares............................................           9.88              --                --
  Investor Shares...........................................           9.85            6.63             11.39
NET ASSETS CONSIST OF:
Capital.....................................................   $384,208,966      $2,162,702       $42,326,500
Accumulated undistributed net investment income/(loss)......      1,018,926          (6,684)          552,010
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions.............................     16,968,004        (471,049)        5,687,096
Net unrealized depreciation on foreign currency
  transactions..............................................             --             (56)           (8,399)
Net unrealized appreciation/(depreciation) on investments...     49,551,681         (67,410)       (1,937,687)
                                                               ------------      ----------       -----------
    TOTAL NET ASSETS........................................   $451,747,577      $1,617,503       $46,619,520
                                                               ============      ==========       ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              AXA ROSENBERG     AXA ROSENBERG    AXA ROSENBERG
                                                                  VALUE         DOUBLE ALPHA     SELECT SECTORS
                                                              MARKET NEUTRAL       MARKET        MARKET NEUTRAL
                                                                   FUND             FUND              FUND
                                                              --------------    -------------    --------------
ASSETS
Investments, at value (cost $59,601,743, $7,084,039,
  $18,153,560, respectively)................................   $ 68,322,443      $7,089,365       $19,139,595
Deposits with broker and custodian bank for securities sold
  short.....................................................     64,142,241              --        18,537,350
Dividends and interest receivable...........................        192,087             869            59,892
Receivable for securities sold short........................      4,728,236              --           773,795
Receivable for investments sold.............................        753,198              --           437,988
Receivable from Manager.....................................             --           4,757                --
Deposits with brokers for futures contracts.................             --         393,750                --
Deferred organization expenses..............................         21,084           8,829                --
                                                               ------------      ----------       -----------
    Total Assets............................................    138,159,289       7,497,570        38,948,620
                                                               ------------      ----------       -----------
LIABILITIES
Securities sold short (proceeds $64,314,409, $0,
  $17,552,578, respectively)................................     67,010,572              --        17,714,920
Payable for investments purchased...........................        943,373              --           400,287
Payable to cover securities sold short......................      1,124,467              --         1,443,897
Net payable for variation margin on futures contracts.......             --         117,075                --
Accrued:
  Manager fees..............................................         64,842              --             9,480
  Administration fees.......................................          1,066              --                --
  12b-1 fees (Investor Shares)..............................            680               8                13
  Other accrued expenses....................................        124,773          35,494            46,262
                                                               ------------      ----------       -----------
    Total Liabilities.......................................     69,269,773         152,577        19,614,859
                                                               ------------      ----------       -----------
NET ASSETS..................................................   $ 68,889,516      $7,344,993       $19,333,761
                                                               ============      ==========       ===========
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................      8,688,442         911,109         1,834,670
  Investor Shares...........................................        429,306           4,668             5,720
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................   $       7.56      $     8.02       $     10.50
  Investor Shares...........................................           7.53            7.99             10.43
NET ASSETS CONSIST OF:
Capital.....................................................   $120,833,378      $8,808,039       $19,445,605
Accumulated undistributed net investment income/(loss)......      2,623,188           9,236           886,739
Accumulated net realized losses on investments, futures
  contracts and securities sold short.......................    (60,591,587)     (1,054,033)       (1,822,276)
Net unrealized depreciation on short sales..................     (2,696,163)             --          (162,342)
Net unrealized depreciation on futures transactions.........             --        (423,575)               --
Net unrealized appreciation on investments..................      8,720,700           5,326           986,035
                                                               ------------      ----------       -----------
    TOTAL NET ASSETS........................................   $ 68,889,516      $7,344,993       $19,333,761
                                                               ============      ==========       ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              AXA ROSENBERG    AXA ROSENBERG
                                                              INTERNATIONAL      ENHANCED
                                                                 EQUITY             500
                                                                  FUND             FUND
                                                              -------------    -------------
ASSETS
Investments, at value (cost $9,683,474, $4,982,259,
  respectively).............................................  $  8,925,804      $ 4,846,391
Foreign currency, at value (cost $307,442, $0,
  respectively).............................................       314,524               --
Dividends and interest receivable...........................        19,950            4,484
Receivable for investments sold.............................       214,918               --
Receivable from Manager.....................................        11,128            2,755
Other assets................................................        21,950           18,111
                                                              ------------      -----------
    Total Assets............................................     9,508,274        4,871,741
                                                              ------------      -----------
LIABILITIES
Payable for investments purchased...........................       353,678               --
Payable to custodian........................................         8,937               --
                                                              ------------      -----------
    Total Liabilities.......................................       362,615               --
                                                              ------------      -----------
NET ASSETS..................................................  $  9,145,659      $ 4,871,741
                                                              ============      ===========
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................     1,000,004          500,005
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................  $       9.15      $      9.74
NET ASSETS CONSIST OF:
Capital.....................................................  $ 10,000,040      $ 5,000,050
Accumulated undistributed net investment income/(loss)......        17,023           10,091
Accumulated net realized losses on investments and foreign
  currency transactions.....................................      (118,480)          (2,532)
Net unrealized appreciation on foreign currency
  transactions..............................................         4,746               --
Net unrealized depreciation on investments..................      (757,670)        (135,868)
                                                              ------------      -----------
    TOTAL NET ASSETS........................................  $  9,145,659      $ 4,871,741
                                                              ============      ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      AXA
                                                                   AXA                             ROSENBERG
                                                                ROSENBERG                        INTERNATIONAL
                                                                U.S. SMALL                           SMALL
                                                              CAPITALIZATION    AXA ROSENBERG    CAPITALIZATION
                                                                   FUND          JAPAN FUND           FUND
                                                              --------------    -------------    --------------
Investment Income:
  Dividends (Net of withholding taxes of $0, $716, and
    $115,022, respectively).................................   $  3,044,148       $   4,191       $   709,044
  Interest..................................................        170,218              --                --
  Securities lending fees...................................         17,259              --                --
                                                               ------------       ---------       -----------
    Total Investment Income.................................      3,231,625           4,191           709,044
                                                               ------------       ---------       -----------
Expenses:
  Manager fees..............................................      2,046,702           7,189           235,769
  Administration fees.......................................        340,151           1,076            35,201
  12b-1 fees (Investor Shares)..............................         13,301              94             2,026
  Service fees (Adviser Shares).............................          6,949              --                --
  Audit fees................................................         46,089           4,800             6,843
  Custodian fees............................................        124,266          18,699            95,564
  Fund accounting fees......................................         28,463          19,057            40,906
  Registration and filing fees..............................         21,035           9,902            10,664
  Transfer agent fees.......................................         46,047           7,911             9,378
  Trustees' fees............................................         88,532             339             9,733
  Other expenses............................................         95,874             529            10,394
                                                               ------------       ---------       -----------
    Total expenses before waivers/reimbursements............      2,857,409          69,596           456,478
    Less expenses waived/reimbursed.........................       (220,333)        (58,721)         (100,329)
                                                               ------------       ---------       -----------
    Total Net Expenses......................................      2,637,076          10,875           356,149
                                                               ------------       ---------       -----------
Net Investment Income/(Loss)................................        594,549          (6,684)          352,895
                                                               ------------       ---------       -----------
Net Realized Gain/(Loss) on:
  Foreign currency transactions.............................             --             448          (119,304)
  Investments...............................................      4,092,581         111,855         1,783,078
Net Change in Unrealized Appreciation/(Depreciation) on:
  Foreign currency transactions.............................             --            (451)           14,593
  Investments...............................................    (10,708,922)       (363,786)       (3,459,385)
                                                               ------------       ---------       -----------
Net Realized and Unrealized Gain/(Loss) on Investments and
  Foreign Currency Transactions.............................     (6,616,341)       (251,934)       (1,781,018)
                                                               ------------       ---------       -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   $ (6,021,792)      $(258,618)      $(1,428,123)
                                                               ============       =========       ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              AXA ROSENBERG     AXA ROSENBERG    AXA ROSENBERG
                                                                  VALUE         DOUBLE ALPHA     SELECT SECTORS
                                                              MARKET NEUTRAL       MARKET        MARKET NEUTRAL
                                                                   FUND             FUND              FUND
                                                              --------------    -------------    --------------
Investment Income:
  Dividends.................................................   $    568,249      $   15,742       $   141,528
  Interest..................................................      2,151,946           4,897           671,569
                                                               ------------      ----------       -----------
    Total Investment Income.................................      2,720,195          20,639           813,097
                                                               ------------      ----------       -----------
Expenses:
  Manager fees..............................................        636,536           3,699           109,443
  Administration fees.......................................         53,835           5,527            16,548
  12b-1 fees (Investor Shares)..............................          5,514              62               388
  Audit fees................................................          4,243             120               614
  Custodian fees............................................         13,802             608             4,777
  Fund accounting fees......................................         39,768          25,738            34,552
  Organization fees.........................................          4,081           1,416                --
  Registration and filing fees..............................         16,109          15,511            14,745
  Transfer agent fees.......................................         22,008           7,549             8,061
  Trustees' fees............................................         11,903             483             3,232
  Dividend expense for securities sold short................        329,266              --           102,668
  Other expenses............................................         31,147           1,030             7,914
                                                               ------------      ----------       -----------
    Total expenses before waivers/reimbursements............      1,168,212          61,743           302,942
    Less expenses waived/reimbursed.........................       (142,820)        (48,735)          (63,039)
                                                               ------------      ----------       -----------
    Total Net Expenses......................................      1,025,392          13,008           239,903
                                                               ------------      ----------       -----------
Net Investment Income/(Loss)................................      1,694,803           7,631           573,194
                                                               ------------      ----------       -----------
Net Realized Gain/(Loss) on:
  Securities sold short.....................................      5,645,973              --         1,882,174
  Futures contracts.........................................             --         480,718                --
  Investments...............................................    (10,568,944)       (506,051)       (1,200,842)
Net Change in Unrealized Appreciation/(Depreciation) on:
  Securities sold short.....................................      5,404,333              --           551,647
  Futures contracts.........................................             --        (975,288)               --
  Investments...............................................     (1,003,976)        637,714        (3,161,323)
                                                               ------------      ----------       -----------
Net Realized and Unrealized Gain/(Loss) on Investments,
  Securities Sold Short, and Futures Contracts..............       (522,614)       (362,907)       (1,928,344)
                                                               ------------      ----------       -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   $  1,172,189      $ (355,276)      $(1,355,150)
                                                               ============      ==========       ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              AXA ROSENBERG
                                                              INTERNATIONAL    AXA ROSENBERG
                                                                 EQUITY        ENHANCED 500
                                                                  FUND*            FUND*
                                                              -------------    -------------
Investment Income:
  Dividends (Net of withholding taxes of $7,685, and $5,
    respectively)...........................................    $  58,126        $  16,317
  Interest..................................................           --            5,674
                                                                ---------        ---------
    Total Investment Income.................................       58,126           21,991
                                                                ---------        ---------
Expenses:
  Manager fees..............................................       26,015            7,865
  Administration fees.......................................        4,567            2,380
  Audit fees................................................        2,229            1,095
  Custodian fees............................................       20,654              367
  Fund accounting fees......................................       19,811            8,925
  Registration and filing fees..............................        3,352              928
  Transfer agent fees.......................................        2,906            1,934
  Trustees' fees............................................        1,225              363
  Other expenses............................................        2,054            1,043
                                                                ---------        ---------
    Total expenses before waivers/reimbursements............       82,813           24,900
    Less expenses waived/reimbursed.........................      (41,710)         (13,000)
                                                                ---------        ---------
    Total Net Expenses......................................       41,103           11,900
                                                                ---------        ---------
Net Investment Income/(Loss)................................       17,023           10,091
                                                                ---------        ---------
Net Realized Gain/(Loss) on:
  Foreign currency transactions.............................      (67,891)              --
  Investments...............................................      (50,589)          (2,532)
Net Change in Unrealized Appreciation/(Depreciation) on:
  Foreign currency transactions.............................        4,746               --
  Investments...............................................     (757,670)        (135,868)
                                                                ---------        ---------
Net Realized and Unrealized Gain/(Loss) on Investments and
  Foreign Currency Transactions.............................     (871,404)        (138,400)
                                                                ---------        ---------
Net increase/(decrease) in net assets resulting from
  operations................................................    $(854,381)       $(128,309)
                                                                =========        =========

---------------

* From commencement of operations on June 7, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           AXA ROSENBERG
                                             U.S. SMALL                         AXA ROSENBERG
                                        CAPITALIZATION FUND                       JAPAN FUND
                                ------------------------------------    ------------------------------
                                SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                 SEPTEMBER 30,         MARCH 31,         SEPTEMBER 30,      MARCH 31,
                                      2000                2000                2000             2000
                                ----------------    ----------------    ----------------    ----------
                                  (UNAUDITED)                             (UNAUDITED)
OPERATIONS:
 Net investment
   income/(loss)..............   $     594,549       $      69,168         $   (6,684)      $ (13,391)
 Net realized gain/(loss) on:
   Foreign currency
     transactions.............              --                  --                448           3,141
   Investments................       4,092,581          71,390,010            111,855         384,238
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Foreign currency
   transactions...............              --                  --               (451)             41
   Investments................     (10,708,922)         57,932,228           (363,786)        131,143
                                 -------------       -------------         ----------       ----------
   Net increase/(decrease) in
     net assets resulting from
     operations...............      (6,021,792)        129,391,406           (258,618)        505,172
                                 -------------       -------------         ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income
   Institutional Shares.......              --             (78,972)                --          (1,795)
   Adviser Shares.............              --              (1,629)                --              --
   Investor Shares............              --                  --                 --              --
                                 -------------       -------------         ----------       ----------
   Net decrease in net assets
     resulting from
     distributions............              --             (80,601)                --          (1,795)
                                 -------------       -------------         ----------       ----------
SHARES OF BENEFICIAL INTEREST:
 Proceeds from shares issued
   Institutional Shares.......      43,909,771          35,392,605            425,000          47,702
   Adviser Shares.............       2,201,614           1,202,749                 --              --
   Investor Shares............       1,764,543             464,637            121,568         766,279
                                 -------------       -------------         ----------       ----------
                                    47,875,928          37,059,991            546,568         813,981
                                 -------------       -------------         ----------       ----------
 Proceeds from dividends
   reinvested
   Institutional Shares.......              --              59,693                 --           1,740
   Adviser Shares.............              --               1,109                 --              --
   Investor Shares............              --                  --                 --              --
                                 -------------       -------------         ----------       ----------
                                            --              60,802                 --           1,740
                                 -------------       -------------         ----------       ----------
 Cost of shares redeemed
   Institutional Shares.......     (53,808,996)       (155,688,520)          (121,492)        (58,664)
   Adviser Shares.............      (1,933,841)        (11,652,340)                --              --
   Investor Shares............      (1,534,513)         (9,089,354)          (155,625)       (754,785)
                                 -------------       -------------         ----------       ----------
                                   (57,277,350)       (176,430,214)          (277,117)       (813,449)
                                 -------------       -------------         ----------       ----------
   Net increase/(decrease) in
     net assets from shares of
     beneficial interest......      (9,401,422)       (139,309,421)           269,451           2,272
                                 -------------       -------------         ----------       ----------
Total increase/(decrease) in
 net assets...................     (15,423,214)         (9,998,616)            10,833         505,649
NET ASSETS:
 Beginning of period..........     467,170,791         477,169,407          1,606,670       1,101,021
                                 -------------       -------------         ----------       ----------
 End of period................   $ 451,747,577       $ 467,170,791         $1,617,503       $1,606,670
                                 =============       =============         ==========       ==========

                                         AXA ROSENBERG
                                      INTERNATIONAL SMALL
                                      CAPITALIZATION FUND
                                --------------------------------
                                SIX MONTHS ENDED     YEAR ENDED
                                 SEPTEMBER 30,       MARCH 31,
                                      2000              2000
                                ----------------    ------------
                                  (UNAUDITED)
OPERATIONS:
 Net investment
   income/(loss)..............    $    352,895      $    587,117
 Net realized gain/(loss) on:
   Foreign currency
     transactions.............        (119,304)           31,619
   Investments................       1,783,078         6,224,794
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Foreign currency
   transactions...............          14,593           (27,791)
   Investments................      (3,459,385)        4,416,958
                                  ------------      ------------
   Net increase/(decrease) in
     net assets resulting from
     operations...............      (1,428,123)       11,232,697
                                  ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income
   Institutional Shares.......              --          (714,484)
   Adviser Shares.............              --                --
   Investor Shares............              --           (26,398)
                                  ------------      ------------
   Net decrease in net assets
     resulting from
     distributions............              --          (740,882)
                                  ------------      ------------
SHARES OF BENEFICIAL INTEREST:
 Proceeds from shares issued
   Institutional Shares.......       7,779,847        12,429,545
   Adviser Shares.............              --                --
   Investor Shares............          92,977           890,905
                                  ------------      ------------
                                     7,872,824        13,320,450
                                  ------------      ------------
 Proceeds from dividends
   reinvested
   Institutional Shares.......              --           708,747
   Adviser Shares.............              --                --
   Investor Shares............              --            26,371
                                  ------------      ------------
                                            --           735,118
                                  ------------      ------------
 Cost of shares redeemed
   Institutional Shares.......      (5,982,290)      (12,849,222)
   Adviser Shares.............              --                --
   Investor Shares............        (120,929)       (1,409,307)
                                  ------------      ------------
                                    (6,103,219)      (14,258,529)
                                  ------------      ------------
   Net increase/(decrease) in
     net assets from shares of
     beneficial interest......       1,769,605          (202,961)
                                  ------------      ------------
Total increase/(decrease) in
 net assets...................         341,482        10,288,854
NET ASSETS:
 Beginning of period..........      46,278,038        35,989,184
                                  ------------      ------------
 End of period................    $ 46,619,520      $ 46,278,038
                                  ============      ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                        AXA ROSENBERG                     AXA ROSENBERG
                                   AXA ROSENBERG VALUE                   DOUBLE ALPHA                     SELECT SECTORS
                                   MARKET NEUTRAL FUND                   MARKET FUND                   MARKET NEUTRAL FUND
                             --------------------------------   ------------------------------   --------------------------------
                             SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                              SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,       MARCH 31,
                                   2000             2000              2000            2000             2000              2000
                             ----------------   -------------   ----------------   -----------   ----------------    ------------
                               (UNAUDITED)                        (UNAUDITED)                      (UNAUDITED)
OPERATIONS:
 Net investment
   income/(loss)..........     $  1,694,803     $   3,295,704     $     7,631      $   287,279     $    573,194      $  1,001,557
 Net realized gain/(loss)
   on:
   Securities sold
     short................        5,645,973       (32,047,111)             --               --        1,882,174        (2,997,790)
   Futures contracts......               --                --         480,718          731,022               --                --
   Investments............      (10,568,944)       29,395,747        (506,051)      (1,183,478)      (1,200,842)        1,444,080
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Securities sold
     short................        5,404,333       (30,237,883)             --               --          551,647           162,948
   Futures contracts......               --                --        (975,288)         261,913               --                --
   Investments............       (1,003,976)       10,257,347         637,714         (102,466)      (3,161,323)        2,526,617
                               ------------     -------------     -----------      -----------     ------------      ------------
   Net increase/(decrease)
     in net assets
     resulting from
     operations...........        1,172,189       (19,336,196)       (355,276)          (5,730)      (1,355,150)        2,137,412
                               ------------     -------------     -----------      -----------     ------------      ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income
   Institutional Shares...               --        (3,560,971)             --         (286,375)              --          (912,115)
   Investor Shares........               --          (370,869)             --           (2,959)              --           (41,702)
                               ------------     -------------     -----------      -----------     ------------      ------------
                                         --        (3,931,840)             --         (289,334)              --          (953,817)
                               ------------     -------------     -----------      -----------     ------------      ------------
 Net realized gain on
   investments
   Institutional Shares...               --                --              --         (678,798)              --                --
   Investor Shares........               --                --              --           (7,561)              --                --
                               ------------     -------------     -----------      -----------     ------------      ------------
                                         --                --              --         (686,359)              --                --
                               ------------     -------------     -----------      -----------     ------------      ------------
   Net decrease in net
     assets resulting from
     distributions........               --        (3,931,840)             --         (975,693)              --          (953,817)
                               ------------     -------------     -----------      -----------     ------------      ------------
SHARES OF BENEFICIAL
 INTEREST:
 Proceeds from shares
   issued
   Institutional Shares...        3,889,456        74,337,066         260,824        4,311,007          441,647        14,727,350
   Investor Shares........        1,394,635         5,793,990           2,691           14,300           43,727         1,050,392
                               ------------     -------------     -----------      -----------     ------------      ------------
                                  5,284,091        80,131,056         263,515        4,325,307          485,374        15,777,742
                               ------------     -------------     -----------      -----------     ------------      ------------
 Proceeds from dividends
   reinvested
   Institutional Shares...               --         3,555,558              --          965,172               --           912,172
   Investor Shares........               --           362,450              --           10,221               --            37,743
                               ------------     -------------     -----------      -----------     ------------      ------------
                                         --         3,918,008              --          975,393               --           949,915
                               ------------     -------------     -----------      -----------     ------------      ------------
 Cost of shares redeemed
   Institutional Shares...      (13,757,516)     (145,961,865)       (129,663)      (3,813,658)      (7,693,669)      (17,711,501)
   Investor Shares........       (4,366,588)      (34,052,994)        (37,006)        (191,227)        (841,937)         (813,973)
                               ------------     -------------     -----------      -----------     ------------      ------------
                                (18,124,104)     (180,014,859)       (166,669)      (4,004,885)      (8,535,606)      (18,525,474)
                               ------------     -------------     -----------      -----------     ------------      ------------
   Net increase/(decrease)
     in net assets from
     shares of beneficial
     interest.............      (12,840,013)      (95,965,795)         96,846        1,295,815       (8,050,232)       (1,797,817)
                               ------------     -------------     -----------      -----------     ------------      ------------
Total increase/(decrease)
 in net assets............      (11,667,824)     (119,233,831)       (258,430)         314,392       (9,405,382)         (614,222)
NET ASSETS:
 Beginning of period......       80,557,340       199,791,171       7,603,423        7,289,031       28,739,143        29,353,365
                               ------------     -------------     -----------      -----------     ------------      ------------
 End of period............     $ 68,889,516     $  80,557,340     $ 7,344,993      $ 7,603,423     $ 19,333,761      $ 28,739,143
                               ============     =============     ===========      ===========     ============      ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 AXA ROSENBERG        AXA ROSENBERG
                                                              INTERNATIONAL EQUITY    ENHANCED 500
                                                                      FUND                FUND
                                                              --------------------    -------------
                                                                  PERIOD ENDED        PERIOD ENDED
                                                                 SEPTEMBER 30,        SEPTEMBER 30,
                                                                     2000*                2000*
                                                              --------------------    -------------
                                                                  (UNAUDITED)          (UNAUDITED)
OPERATIONS:
  Net investment income/(loss)..............................      $    17,023          $   10,091
  Net realized gain/(loss) on:
     Foreign currency transactions..........................          (67,891)                 --
     Investments............................................          (50,589)             (2,532)
  Net change in unrealized appreciation/(depreciation) on:
     Foreign currency transactions..........................            4,746                  --
     Investments............................................         (757,670)           (135,868)
                                                                  -----------          ----------
     Net increase/(decrease) in net assets resulting from
      operations............................................         (854,381)           (128,309)
                                                                  -----------          ----------
SHARES OF BENEFICIAL INTEREST:
  Proceeds from shares issued
     Institutional Shares...................................       10,000,040           5,000,050
                                                                  -----------          ----------
     Net increase/(decrease) in net assets from shares of
      beneficial interest...................................       10,000,040           5,000,050
                                                                  -----------          ----------
Total increase/(decrease) in net assets.....................        9,145,659           4,871,741
NET ASSETS:
  Beginning of period.......................................               --                  --
                                                                  -----------          ----------
  End of period.............................................      $ 9,145,659          $4,871,741
                                                                  ===========          ==========

---------------

* From commencement of operations on June 7, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. Barr Rosenberg Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company offering nine portfolios: AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund (commenced operations on June 7, 2000), AXA Rosenberg Enhanced 500 Fund (commenced operations on June 7, 2000) and AXA Rosenberg Multi-Strategy Market Neutral Fund (commenced operations on September 29, 2000), collectively (the "Funds"), or individually (the "Fund"), with differing objectives and strategies. Each Fund is authorized to issue Institutional Shares and Investor Shares. In addition, the AXA Rosenberg U.S. Small Capitalization Fund is authorized to issue Adviser Shares. The classes differ primarily with respect to the level of Service Fees and Distribution and Shareholder Service Fees borne by each class. In addition, an investor's eligibility to purchase each of the three classes of shares generally depends on the amount invested in a particular Fund and on whether the investor makes the investment in the Fund directly or through a financial adviser.

As of July 31, 2000, the following Funds changed their portfolio names as follows: U.S. Small Capitalization Series to AXA Rosenberg U.S. Small Capitalization Fund, Japan Series to AXA Rosenberg Japan Fund, International Small Capitalization Series to AXA Rosenberg International Small Capitalization Fund, Barr Rosenberg Market Neutral Fund to AXA Rosenberg Value Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund to AXA Rosenberg Double Alpha Market Fund and Barr Rosenberg Select Sectors Market Neutral Fund to AXA Rosenberg Select Sectors Market Neutral Fund. Also, the Select Shares changed its name to Investor Shares for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund and AXA Rosenberg International Small Capitalization Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their discretion.

  Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Corporate actions (including cash dividends) are recorded on the ex-date or after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

  Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

  Forward Foreign Currency Contracts

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

  Foreign Securities

The AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

  Futures Contracts

The AXA Rosenberg Double Alpha Market Fund pursues its respective objective by investing in S&P 500 Index Future contracts. An S&P 500 Index Future contract is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  Real Estate Investment Trusts

The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

  Short Sales

The AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund are authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. government securities sufficient to cover its short position on a daily basis. At September 30, 2000, the values of securities sold short in the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund amounted to $67,010,572 and $17,714,920, against which collateral of $130,261,703 and $36,470,696 was held, respectively. The collateral includes the Bear Stearns Deposit Account and the securities held long, as shown in the Schedule of Portfolio Investments.

  Securities Lending

Under the Security Lending Program, securities held by the AXA Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provided cash as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

At September 30, 2000, the value of securities loaned amounted to $76,673 against which cash collateral of $204,471 was held. The cash collateral is invested in short-term investments and is included in the Schedule of Portfolio Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the AXA Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Security lending fee income, net of related expenses, is recorded as earned. The AXA Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral.

  Determination of Net Asset Value and Calculation of Expenses

Expenses specific to an individual Fund are charged to that Fund, while the expenses that are attributable to more than one Fund of the Trust are allocated among the respective Funds. Net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of shares outstanding attributed to each class at the beginning of each day. Distribution and Shareholder Service Fees are solely borne by and charged to the Investor Shares; Service Fees are charged to the Adviser Shares.

  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, Real Estate Investment Trusts (REITS), redemptions-in-kind and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

As of March 31, 2000, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                          ACCUMULATED             ACCUMULATED UNDISTRIBUTED NET
                                                       UNDISTRIBUTED NET       REALIZED GAIN/(LOSS) ON INVESTMENTS
                                                    INVESTMENT INCOME/(LOSS)    AND FOREIGN CURRENCY TRANSACTIONS
                                                    ------------------------   -----------------------------------
AXA Rosenberg U.S. Small Capitalization Fund......          $(37,598)                       $  37,600
AXA Rosenberg Japan Fund..........................            14,207                           (3,141)
AXA Rosenberg International Small Capitalization
  Fund............................................           131,018                         (182,352)
AXA Rosenberg Value Market Neutral Fund...........             3,747                           (3,748)
AXA Rosenberg Double Alpha Market Fund............             1,891                                0
AXA Rosenberg Select Sectors Market Neutral
  Fund............................................            13,097                          (13,096)

  Organizational Expenses

Costs incurred in connection with the organization and initial registration of the AXA Rosenberg Value Market Neutral Fund and AXA Rosenberg Double Alpha Market Fund have been deferred and are being amortized on a straight-line basis over a sixty month period commencing December 1997 and April 1998, respectively.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS. AXA Rosenberg Investment Management LLC (the "Manager") provides advisory and management services to the Funds under separate management contracts. The Manager is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.90% for the AXA Rosenberg U.S. Small Capitalization Fund, 1.00% for both the AXA Rosenberg Japan Fund and the AXA Rosenberg International Small Capitalization Fund, 1.50% for the AXA Rosenberg Value Market Neutral Fund, 0.10% for the AXA Rosenberg Double Alpha Market Fund, 1.00% for the AXA Rosenberg Select Sectors Market Neutral Fund, 0.85% for the AXA Rosenberg International Equity Fund and 0.50% for the AXA Rosenberg Enhanced 500 Fund of each Fund's average net assets. The Manager has voluntarily agreed to waive fees and reimburse the Funds to limit the annual expenses to the following: 1.15% of the average net assets of the AXA Rosenberg U.S. Small Capitalization Fund, 1.50% of the average net assets of the AXA Rosenberg Japan Fund and the AXA Rosenberg International Small Capitalization Fund, 2.10% of the average net assets of the AXA Rosenberg Double Alpha Market Fund (1.75% of which reflects the expense ratio of the AXA Rosenberg Value Market Neutral Fund, which the AXA Rosenberg Double Alpha Market Fund invests in), 1.35% of the average net assets of the AXA Rosenberg International Equity Fund and 0.75% of the average net assets of the AXA Rosenberg Enhanced 500 Fund. This includes the management fee but excludes the Service Fees, and the Distribution and Shareholder Service Fees. The Manager has agreed to maintain an operating expense ratio for the AXA Rosenberg Value Market Neutral Fund of 1.75% and for the AXA Rosenberg Select Sectors Market Neutral Fund of 1.25% of each Fund's average net assets, exclusive of the dividend expense on short sales. The operating expense ratio includes the management fee but excludes the Distribution and Shareholder Service Fees. For the six months ended September 30, 2000, the amount of such waivers totaled $96,194, $7,189, $87,482, $123,180, $3,699, $50,672, $26,015 and
$7,865 for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund, respectively. For the six months ended September 30, 2000, the amount of such

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

reimbursements totaled $0, $50,456, $0, $0, $39,509, $0, $11,128 and $2,755 for
the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund, respectively.

On September 29, 2000, the AXA Rosenberg Double Alpha Market Fund began investing in the AXA Rosenberg Multi-Strategy Market Neutral Fund and ceased investing in the AXA Rosenberg Value Market Neutral Fund. This resulted in a change to the annual expense limitation of the AXA Rosenberg Double Alpha Market Fund to 1.85% of its average net assets (1.50% of which reflects the expense ratio of the AXA Rosenberg Multi-Strategy Market Neutral Fund).

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.15% of the average net assets of the Funds. The Administrator has voluntarily waived a portion of its fees in the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund and AXA Rosenberg Select Sectors Market Neutral Fund. In addition, the Administrator has agreed to waive all fees in the AXA Rosenberg Japan Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund until the net assets reach $25 million. For the six months ended September 30, 2000, the amount of such waivers totaled $124,139, $1,076, $12,847, $19,640, $5,527,
$12,367, $4,567 and $2,380 for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund, respectively.

BISYS serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS is entitled to receive an annual fee of $30,000 for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund and AXA Rosenberg International Small Capitalization Fund, $50,000 for the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund, and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

The Trust has adopted a Distribution and Shareholder Service Plan for its Investor Shares, pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), an indirect wholly owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The Investor Shares are subject to an annual Distribution and Shareholder Service Fee of up to 0.25% of the respective average daily net assets. For the six months ended September 30, 2000, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund incurred distribution and shareholder service expenses in the amount of $13,301, $94, $2,026, $5,514, $62, $388, $0 and $0,
respectively. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Various service organizations act as servicing agents of the Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. For the six months ended September 30, 2000, the Service Fee attributable to the Adviser Shares was charged as incurred, and amounted to 0.17%.

4. FEDERAL INCOME TAXES. It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

As of March 31, 2000, the AXA Rosenberg Japan Fund had a capital loss carryover of $578,234 of which $13,801, $20,835, $261,584 and $282,014 will expire on
March 31 of the years 2002, 2004, 2006 and 2007, respectively. The AXA Rosenberg Value Market Neutral Fund had a capital loss carryover of $48,444,104, of which $20,880,748 and $27,563,356 will expire on March 31 of the years 2007 and 2008, respectively. The AXA Rosenberg Double Alpha Market Fund had a capital loss carryover of $60,949, which will expire on March 31, 2008. The AXA Rosenberg Select Sectors Market Neutral Fund had a capital loss carryover of $2,186,540, which will expire on March 31, 2008. Capital loss carryovers will be available to offset future realized capital gains through the stated years. In order to meet certain excise tax distribution requirements, each Fund is required to measure and distribute annually, net capital gains and net foreign currency gains realized during a twelve-month period ending October 31. In connection with this, each Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of its fiscal year.

Capital and currency losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such losses as of March 31, 2000:

                                                                  AMOUNT
                                                                ----------
AXA Rosenberg International Small Capitalization Fund.......    $    4,395
AXA Rosenberg Value Market Neutral Fund.....................     6,655,360

5. SECURITY PURCHASES AND SALES. For the six months ended September 30, 2000, purchases and sales of securities (excluding short-term securities) were as follows:

                                                               PURCHASES         SALES
                                                              ------------    ------------
AXA Rosenberg U.S. Small Capitalization Fund..............    $373,318,655    $375,500,591
AXA Rosenberg Japan Fund..................................         576,204         583,978
AXA Rosenberg International Small Capitalization Fund.....      35,384,815      32,996,949
AXA Rosenberg Value Market Neutral Fund...................      38,151,760      53,514,647
AXA Rosenberg Double Alpha Market Fund....................       3,591,398      10,868,356
AXA Rosenberg Select Sectors Market Neutral Fund..........      38,072,936      45,666,254
AXA Rosenberg International Equity Fund...................      12,545,676       2,757,892
AXA Rosenberg Enhanced 500 Fund...........................       5,721,954         752,980

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6. PRINCIPAL SHAREHOLDERS. Fund shareholders who each held in excess of 10% of the relevant Fund's shares outstanding at September 30, 2000, held the following aggregate percentages of the respective Fund's shares:

                                                                % OF FUND'S
                                                                  SHARES
                                                                -----------
AXA Rosenberg U.S. Small Capitalization Fund................         11%
AXA Rosenberg Japan Fund....................................         87%
AXA Rosenberg International Small Capitalization Fund.......          0%
AXA Rosenberg Value Market Neutral Fund.....................         62%
AXA Rosenberg Double Alpha Market Fund......................         57%
AXA Rosenberg Select Sectors Market Neutral Fund............         55%
AXA Rosenberg International Equity Fund.....................        100%
AXA Rosenberg Enhanced 500 Fund.............................        100%

7. TRUSTEE FEES. The unaffiliated Trustees each receive an annual fee of $45,540, a $6,600 meeting fee plus out-of-pocket expenses for each meeting attended.

8. SALES AND REDEMPTIONS OF SHARES. Transactions in shares of beneficial interest were as follows:

                                                 PERIOD ENDED SEPTEMBER 30, 2000
                            -------------------------------------------------------------------------
                                                                AXA             AXA           AXA
                                 AXA                         ROSENBERG       ROSENBERG     ROSENBERG
                              ROSENBERG          AXA       INTERNATIONAL       VALUE        DOUBLE
                              U.S. SMALL      ROSENBERG        SMALL          MARKET         ALPHA
                            CAPITALIZATION      JAPAN      CAPITALIZATION     NEUTRAL       MARKET
                                 FUND           FUND            FUND           FUND          FUND
                            --------------   -----------   --------------   -----------   -----------
                             (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)   (UNAUDITED)
Shares sold:
  Institutional...........     4,596,668        61,467          670,872        521,438       32,379
  Adviser.................       230,666            --               --             --           --
  Investor................       179,605        15,408            8,114        186,678          323
                              ----------       -------         --------     ----------      -------
                               5,006,939        76,875          678,986        708,116       32,702
                              ----------       -------         --------     ----------      -------
Issued upon reinvestment
  of distributions:
  Institutional...........            --            --               --             --           --
  Adviser.................            --            --               --             --           --
  Investor................            --            --               --             --           --
                              ----------       -------         --------     ----------      -------
Shares redeemed:
  Institutional...........    (5,582,325)      (15,944)        (513,873)    (1,858,970)     (16,162)
  Adviser.................      (198,706)           --               --             --           --
  Investor................      (160,337)      (20,838)         (10,405)      (588,610)      (4,569)
                              ----------       -------         --------     ----------      -------
                              (5,941,368)      (36,782)        (524,278)    (2,447,580)     (20,731)
                              ----------       -------         --------     ----------      -------
Net increase/(decrease)
  Institutional...........      (985,657)       45,523          156,999     (1,337,532)      16,217
  Adviser.................        31,960            --               --             --           --
  Investor................        19,268        (5,430)          (2,291)      (401,932)      (4,246)
                              ----------       -------         --------     ----------      -------
                                (934,429)       40,093          154,708     (1,739,464)      11,971
                              ==========       =======         ========     ==========      =======

                                  PERIOD ENDED SEPTEMBER 30, 2000
                            --------------------------------------------
                                 AXA
                              ROSENBERG           AXA            AXA
                            SELECT SECTORS     ROSENBERG      ROSENBERG
                                MARKET       INTERNATIONAL    ENHANCED
                               NEUTRAL          EQUITY           500
                                 FUND           FUND *         FUND *
                            --------------   -------------   -----------
                             (UNAUDITED)      (UNAUDITED)    (UNAUDITED)
Shares sold:
  Institutional...........       41,079        1,000,004       500,005
  Adviser.................           --               --            --
  Investor................        4,083               --            --
                               --------        ---------       -------
                                 45,162        1,000,004       500,005
                               --------        ---------       -------
Issued upon reinvestment
  of distributions:
  Institutional...........           --               --            --
  Adviser.................           --               --            --
  Investor................           --               --            --
                               --------        ---------       -------
Shares redeemed:
  Institutional...........     (725,735)              --            --
  Adviser.................           --               --            --
  Investor................      (80,690)              --            --
                               --------        ---------       -------
                               (806,425)              --            --
                               --------        ---------       -------
Net increase/(decrease)
  Institutional...........     (684,656)       1,000,004       500,005
  Adviser.................           --               --            --
  Investor................      (76,607)              --            --
                               --------        ---------       -------
                               (761,263)       1,000,004       500,005
                               ========        =========       =======

---------------

*  From commencement of operations on June 7, 2000 (Institutional).

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                    YEAR ENDED MARCH 31, 2000
                                   --------------------------------------------------------------------------------------------
                                                                     AXA
                                        AXA                       ROSENBERG      AXA ROSENBERG   AXA ROSENBERG        AXA
                                     ROSENBERG         AXA      INTERNATIONAL        VALUE          DOUBLE         ROSENBERG
                                     U.S. SMALL     ROSENBERG       SMALL           MARKET           ALPHA       SELECT SECTORS
                                   CAPITALIZATION     JAPAN     CAPITALIZATION      NEUTRAL         MARKET       MARKET NEUTRAL
                                        FUND          FUND           FUND            FUND            FUND             FUND
                                   --------------   ---------   --------------   -------------   -------------   --------------
Shares sold:
  Institutional..................     3,972,514        6,745       1,148,958        8,828,864       469,619         1,352,268
  Adviser........................       137,311           --              --               --            --                --
  Investor.......................        55,293      109,499          83,162          698,315         1,570           104,834
                                    -----------     --------      ----------      -----------      --------        ----------
                                      4,165,118      116,244       1,232,120        9,527,179       471,189         1,457,102
                                    -----------     --------      ----------      -----------      --------        ----------
Issued upon reinvestment of
  distributions:
  Institutional..................         6,662          234          68,478          438,416       111,067            86,293
  Adviser........................           124           --              --               --            --                --
  Investor.......................            --           --           2,553           44,747         1,178             3,588
                                    -----------     --------      ----------      -----------      --------        ----------
                                          6,786          234          71,031          483,163       112,245            89,881
                                    -----------     --------      ----------      -----------      --------        ----------
Shares redeemed:
  Institutional..................   (17,580,260)      (9,003)     (1,200,870)     (17,298,215)     (402,660)       (1,673,676)
  Adviser........................    (1,372,900)          --              --               --            --                --
  Investor.......................    (1,043,111)    (106,215)       (132,178)      (4,077,148)      (20,138)          (77,812)
                                    -----------     --------      ----------      -----------      --------        ----------
                                    (19,996,271)    (115,218)     (1,333,048)     (21,375,363)     (422,798)       (1,751,488)
                                    -----------     --------      ----------      -----------      --------        ----------
Net increase/(decrease)
  Institutional..................   (13,601,084)      (2,024)         16,566       (8,030,935)      178,026          (235,115)
  Adviser........................    (1,235,465)          --              --               --            --                --
  Investor.......................      (987,818)       3,284         (46,463)      (3,334,086)      (17,390)           30,610
                                    -----------     --------      ----------      -----------      --------        ----------
                                    (15,824,367)       1,260         (29,897)     (11,365,021)      160,636          (204,505)
                                    ===========     ========      ==========      ===========      ========        ==========

9. LINE OF CREDIT. Lines of credit to a maximum amount of 33.33% of total net assets per Fund for both the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Double Alpha Market Fund have been established by the custodian for temporary purposes. Lines of credit in the amount of $250,000 for the AXA Rosenberg Japan Fund and $10,000,000 for the AXA Rosenberg International Small Capitalization Fund have been established by the custodian for the purposes of foreign exchange contracts. The maximum daily settlement amount under the line of credit is $125,000 for the AXA Rosenberg Japan Fund and $5,000,000 for the AXA Rosenberg International Small Capitalization Fund. In addition, an unsecured line of credit to a maximum amount of $20,000,000 has been established by the custodian for general purposes for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund.

10. CONCENTRATION OF CREDIT. At September 30, 2000, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Enhanced 500 Fund have single industry concentrations in excess of 10% of their net asset value as shown in the

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments for each Fund. Such concentrations may result in increased volatility in the return of these Funds.

11. OTHER TAX INFORMATION (UNAUDITED). For corporate shareholders of the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund and the AXA Rosenberg Select Sectors Market Neutral Fund, 100.00%, 36.74%, 22.69% and 25.22% of the total ordinary income distributions paid during the fiscal year ended March 31, 2000, qualify for the corporate dividends received deduction, respectively.

The AXA Rosenberg Japan Fund and the AXA Rosenberg International Small Capitalization Fund may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2000. The following information is presented with respect to the election:

                                                                                AXA
                                                                             ROSENBERG
                                                                 AXA       INTERNATIONAL
                                                              ROSENBERG        SMALL
                                                                JAPAN      CAPITALIZATION
                                                                FUND            FUND
                                                              ---------    --------------
Gross Income from Foreign Countries.........................   $11,535       $1,289,634
Gross Income from Foreign Countries Per Share...............   $ 0.057       $    0.329
Income Taxes Paid to Foreign Countries......................   $ 1,433       $  156,699
Income Taxes Paid to Foreign Countries Per Share............   $ 0.007       $    0.040

During the fiscal year ended March 31, 2000, the AXA Rosenberg Double Alpha Market Fund declared long-term capital gain distributions in the amount of $405,229.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    FOR THE SIX MONTHS   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                          ENDED             ENDED          ENDED          ENDED          ENDED          ENDED
                                      SEPTEMBER 30,       MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                           2000              2000           1999           1998           1997           1996
                                    ------------------   ------------   ------------   ------------   ------------   ------------
                                       (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of
  period..........................       $  10.06          $   7.66       $   9.76       $   7.13       $  7.60        $  6.97
                                         --------          --------       --------       --------       -------        -------
Income from investment operations:
  Net investment income/(loss)....           0.01                --           0.01*          0.02*         0.04           0.03
  Net realized and unrealized
    gain/(loss) on investments....          (0.14)             2.40          (2.02)          3.14          1.39           2.34
                                         --------          --------       --------       --------       -------        -------
  Total from investment
    operations....................          (0.13)             2.40          (2.01)          3.16          1.43           2.37
                                         --------          --------       --------       --------       -------        -------
Distributions to shareholders
  from:
  Net investment income...........             --                --**        (0.01)         (0.01)        (0.05)         (0.01)
  Net realized gain on
    investments...................             --                --          (0.08)         (0.52)        (1.85)         (1.73)
                                         --------          --------       --------       --------       -------        -------
  Total distributions to
    shareholders..................             --                --          (0.09)         (0.53)        (1.90)         (1.74)
                                         --------          --------       --------       --------       -------        -------
Net asset value, end of period....       $   9.93          $  10.06       $   7.66       $   9.76       $  7.13        $  7.60
                                         ========          ========       ========       ========       =======        =======
Total return***...................          (1.29)%           31.36%        (20.56)%        44.95%        19.53%         35.69%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000).......................       $432,233          $447,879       $445,476       $537,891       $82,116        $60,046
    Net investment income/(loss)
      before
      waivers/reimbursements......           0.17%****        (0.05)%         0.10%          0.04%        (0.12)%         0.22%
    Net investment income/(loss)
      net of
      waivers/reimbursements......           0.27%****         0.02%          0.16%          0.19%         0.35%          0.47%
    Expenses before waivers/
      reimbursements..............           1.25%****         1.23%          1.19%          1.30%         1.54%          1.15%
    Expenses net of waivers/
      reimbursements..............           1.15%****         1.15%          1.15%          1.15%         1.07%          0.90%
    Portfolio turnover rate.......          82.69%           141.78%        123.66%         77.70%       126.83%         71.87%

---------------

*    Calculated based on the average shares outstanding during the period.

**   Distribution per share was less than $0.005.

***  Total Return for periods less than one year is not annualized.

**** Annualized.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               FOR THE
                                             SIX MONTHS      FOR THE      FOR THE      FOR THE       FOR THE
                                                ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                            SEPTEMBER 30,   MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                                2000           2000         1999         1998        1997(a)
                                            -------------   ----------   ----------   ----------   ------------
                                             (UNAUDITED)
ADVISER SHARES
Net asset value, beginning of period......     $10.02        $  7.65      $  9.75      $  7.14       $  7.38
                                               ------        -------      -------      -------       -------
Income from investment operations:
  Net investment income/(loss)............         --             --           --*       (0.01)*        0.02
  Net realized and unrealized gain/(loss)
     on investments.......................      (0.14)          2.37        (2.02)        3.14         (0.26)
                                               ------        -------      -------      -------       -------
  Total from investment operations........      (0.14)          2.37        (2.02)        3.13         (0.24)
                                               ------        -------      -------      -------       -------
Distributions to shareholders from:
  Net investment income...................         --             --**         --           --            --
  Net realized gain on investments........         --             --        (0.08)       (0.52)           --
                                               ------        -------      -------      -------       -------
  Total distributions to shareholders.....         --             --        (0.08)       (0.52)           --
                                               ------        -------      -------      -------       -------
Net asset value, end of period............     $ 9.88        $ 10.02      $  7.65      $  9.75       $  7.14
                                               ======        =======      =======      =======       =======
Total return***...........................      (1.40)%        31.00%      (20.70)%      44.50%        (3.25)%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA:
     Net Assets, end of period (000)......     $8,089        $ 7,884      $15,465      $17,448       $   208
     Net investment income/(loss) before
       waivers/ reimbursements............       0.01%****     (0.23)%      (0.06)%      (0.22)%        0.07%****
     Net investment income/(loss) net of
       waivers/ reimbursements............       0.10%****     (0.16)%      (0.00)%      (0.06)%        0.46%****
     Expenses before
       waivers/reimbursements.............       1.42%****      1.39%        1.35%        1.56%         1.54%****
     Expenses net of
       waivers/reimbursements.............       1.32%****      1.31%        1.29%        1.40%         1.15%****
     Portfolio turnover rate..............      82.69%        141.78%      123.66%       77.70%       126.83%

---------------

*    Calculated based on the average shares outstanding during the period.

**   Distribution per share was less than $0.005.

***  Total Return for periods less than one year is not annualized.

**** Annualized.

(a)   From commencement of operations on January 21, 1997 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                FOR THE
                                              SIX MONTHS      FOR THE      FOR THE      FOR THE       FOR THE
                                                 ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                             SEPTEMBER 30,   MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                                 2000           2000         1999         1998        1997(a)
                                             -------------   ----------   ----------   ----------   ------------
                                              (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of period.......     $ 10.00       $  7.63      $  9.73      $  7.13       $  8.49
                                                -------       -------      -------      -------       -------
Income from investment operations:
  Net investment income/(loss).............          --            --        (0.01)*      (0.02)*        0.07
  Net realized and unrealized gain/(loss)
     on investments........................       (0.15)         2.37        (2.01)        3.14          0.47
                                                -------       -------      -------      -------       -------
  Total from investment operations.........       (0.15)         2.37        (2.02)        3.12          0.54
                                                -------       -------      -------      -------       -------
Distributions to shareholders from:
  Net investment income....................          --            --           --           --         (0.05)
  Net realized gain on investments.........          --            --        (0.08)       (0.52)        (1.85)
                                                -------       -------      -------      -------       -------
  Total distributions to shareholders......          --            --        (0.08)       (0.52)        (1.90)
                                                -------       -------      -------      -------       -------
Net asset value, end of period.............     $  9.85       $ 10.00      $  7.63      $  9.73       $  7.13
                                                =======       =======      =======      =======       =======
Total return**.............................       (1.50)%       31.06%      (20.74)%      44.42%         6.84%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA:
     Net Assets, end of period (000).......     $11,425       $11,400      $16,228      $33,724       $ 2,375
     Net investment income/(loss) before
       waivers/ reimbursements.............       (0.10)%***    (0.34)%      (0.50)%      (0.70)%        0.07%***
     Net investment income/(loss) net of
       waivers/ reimbursements.............       (0.00)%***    (0.13)%      (0.15)%      (0.24)%        0.46%***
     Expenses before
       waivers/reimbursements..............        1.53%***      1.50%        1.77%        2.05%         1.54%***
     Expenses net of
       waivers/reimbursements..............        1.43%***      1.28%        1.42%        1.59%         1.15%***
     Portfolio turnover rate...............       82.69%       141.78%      123.66%       77.70%       126.83%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

*** Annualized.

(a)  From commencement of operations on October 22, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    FOR THE SIX MONTHS   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                          ENDED             ENDED          ENDED          ENDED          ENDED          ENDED
                                      SEPTEMBER 30,       MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                           2000              2000           1999           1998           1997           1996
                                    ------------------   ------------   ------------   ------------   ------------   ------------
                                       (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of
  period...........................       $ 7.92            $ 5.46         $ 4.72         $ 6.20         $ 8.77         $ 8.96
                                          ------            ------         ------         ------         ------         ------
Income from investment operations:
  Net investment income/(loss).....        (0.02)            (0.07)         (0.02)*        (0.04)*        (0.05)*         0.04
  Net realized and unrealized
    gain/(loss) on investments and
    foreign currency
    transactions...................        (1.24)             2.54           0.76          (1.44)         (2.45)         (0.15)
                                          ------            ------         ------         ------         ------         ------
  Total from investment
    operations.....................        (1.26)             2.47           0.74          (1.48)         (2.50)         (0.11)
                                          ------            ------         ------         ------         ------         ------
Distributions to shareholders from:
  Net investment income............           --             (0.01)            --             --          (0.04)            --
  In excess of net investment
    income.........................           --                --             --             --          (0.03)         (0.08)
                                          ------            ------         ------         ------         ------         ------
  Total distributions to
    shareholders...................           --             (0.01)            --             --          (0.07)         (0.08)
                                          ------            ------         ------         ------         ------         ------
Net asset value, end of period.....       $ 6.66            $ 7.92         $ 5.46         $ 4.72         $ 6.20         $ 8.77
                                          ======            ======         ======         ======         ======         ======
Total return**.....................       (15.91)%           45.24%         15.68%        (23.87)%       (28.68)%        (1.20)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000)........................       $1,574            $1,512         $1,053         $  866         $1,009         $1,378
    Net investment loss before
      waivers/ reimbursements......        (9.01)%***        (8.52)%       (13.32)%       (13.49)%       (12.54)%        (6.38)%
    Net investment loss net of
      waivers/ reimbursements......        (0.84)%***        (0.71)%        (0.50)%        (0.74)%        (0.63)%        (0.22)%
    Expenses before waivers/
      reimbursements...............         9.67%***          9.31%         14.32%         14.25%         13.33%          7.16%
    Expenses net of waivers/
      reimbursements...............         1.50%***          1.50%          1.50%          1.50%          1.42%          1.00%
    Portfolio turnover rate........        40.98%           100.31%        152.20%        102.13%         51.70%         60.60%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

*** Annualized.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   FOR THE
                                                 SIX MONTHS      FOR THE      FOR THE      FOR THE       FOR THE
                                                    ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                                    2000           2000         1999         1998        1997(a)
                                                -------------   ----------   ----------   ----------   ------------
                                                 (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of period..........     $ 7.89        $  5.44      $  4.71      $  6.20       $  8.08
                                                   ------        -------      -------      -------       -------
Income from investment operations:
  Net investment loss.........................      (0.07)         (0.07)       (0.04)*      (0.04)*       (0.01)*
  Net realized and unrealized gain/(loss) on
     investments and foreign currency
     transactions.............................      (1.19)          2.52         0.77        (1.45)        (1.80)
                                                   ------        -------      -------      -------       -------
  Total from investment operations............      (1.26)          2.45         0.73        (1.49)        (1.81)
                                                   ------        -------      -------      -------       -------
Distributions to shareholders from:
  Net investment income.......................         --             --           --           --         (0.04)
  In excess of net investment income..........         --             --           --           --         (0.03)
                                                   ------        -------      -------      -------       -------
  Total distributions to shareholders.........         --             --           --           --         (0.07)
                                                   ------        -------      -------      -------       -------
Net asset value, end of period................     $ 6.63        $  7.89      $  5.44      $  4.71       $  6.20
                                                   ======        =======      =======      =======       =======
Total return**................................     (15.97)%        45.04%       15.50%      (24.03)%      (22.59)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
  Net Assets, end of period (000).............     $   44        $    95      $    48      $    50       $    13
  Net investment loss before
     waivers/reimbursements...................      (9.39)%***     (8.58)%     (14.06)%      (9.10)%      (11.83)%***
  Net investment loss net of
     waivers/reimbursements...................      (1.30)%***     (0.95)%      (0.91)%      (0.82)%        0.00%***
  Expenses before waivers/reimbursements......       9.83%***       9.40%       14.95%       10.12%        13.33%***
  Expenses net of waivers/reimbursements......       1.75%***       1.75%        1.80%        1.85%         1.50%***
  Portfolio turnover rate.....................      40.98%        100.31%      152.20%      102.13%        51.70%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

***  Annualized.

(a)  From commencement of operations on October 22, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  FOR THE
                                                SIX MONTHS      FOR THE      FOR THE      FOR THE       FOR THE
                                                   ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                               SEPTEMBER 30,   MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                                   2000           2000         1999         1998        1997(a)
                                               -------------   ----------   ----------   ----------   ------------
                                                (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of period.........     $ 11.81       $  9.11      $ 10.10      $ 10.13       $ 10.00
                                                  -------       -------      -------      -------       -------
Income from investment operations:
  Net investment income......................        0.06          0.15         0.12*        0.08*         0.02*
  Net realized and unrealized gain/(loss) on
     investments and foreign currency
     transactions............................       (0.43)         2.74        (1.02)        0.14          0.11
                                                  -------       -------      -------      -------       -------
  Total from investment operations...........       (0.37)         2.89        (0.90)        0.22          0.13
                                                  -------       -------      -------      -------       -------
Distributions to shareholders from:
  Net investment income......................          --         (0.19)       (0.09)       (0.05)           --
  Net realized gain on investments and
     foreign currency transactions...........          --            --           --        (0.06)           --
  In excess of net realized gain on
     investments and foreign currency
     transactions............................          --            --           --        (0.14)           --
                                                  -------       -------      -------      -------       -------
  Total distributions to shareholders........          --         (0.19)       (0.09)       (0.25)           --
                                                  -------       -------      -------      -------       -------
Net asset value, end of period...............     $ 11.44       $ 11.81      $  9.11      $ 10.10       $ 10.13
                                                  =======       =======      =======      =======       =======
Total return**...............................       (3.13)%       32.04%       (8.83)%       2.51%         1.30%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
  Net Assets, end of period (000)............     $45,050       $44,628      $34,292      $39,218       $12,859
  Net investment income/(loss) before
     waivers/ reimbursements.................        0.58%***      0.98%        0.82%       (0.32)%       (5.85)%***
  Net investment income net of waivers/
     reimbursements..........................        1.00%***      1.43%        1.29%        0.82%         0.11%***
  Expenses before waivers/reimbursements.....        1.92%***      1.96%        1.97%        2.64%         7.46%***
  Expenses net of waivers/reimbursements.....        1.50%***      1.50%        1.50%        1.50%         1.50%***
  Portfolio turnover rate....................       74.22%       148.72%      111.05%       77.72%         6.71%

---------------

*  Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

*** Annualized.

(a) From commencement of operations on September 23, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  FOR THE
                                                SIX MONTHS      FOR THE      FOR THE      FOR THE       FOR THE
                                                   ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                               SEPTEMBER 30,   MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                                   2000           2000         1999         1998        1997(a)
                                               -------------   ----------   ----------   ----------   ------------
                                                (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of period.........     $11.77         $ 9.10       $10.09       $10.13       $  10.04
                                                  ------         ------       ------       ------       --------
Income from investment operations:
  Net investment income......................       0.04           0.13         0.07*        0.06*          0.02*
  Net realized and unrealized gain/(loss) on
     investments and foreign currency
     transactions............................      (0.42)          2.71        (1.00)        0.14           0.07
                                                  ------         ------       ------       ------       --------
  Total from investment operations...........      (0.38)          2.84        (0.93)        0.20           0.09
                                                  ------         ------       ------       ------       --------
Distributions to shareholders from:
  Net investment income......................         --          (0.17)       (0.06)       (0.04)            --
  Net realized gain on investments and
     foreign currency transactions...........         --             --           --        (0.06)            --
  In excess of net realized gain on
     investments and foreign currency
     transactions............................         --             --           --        (0.14)            --
                                                  ------         ------       ------       ------       --------
  Total distributions to shareholders........         --          (0.17)       (0.06)       (0.24)            --
                                                  ------         ------       ------       ------       --------
Net asset value, end of period...............     $11.39         $11.77       $ 9.10       $10.09       $  10.13
                                                  ======         ======       ======       ======       ========
Total return**...............................      (3.23)%        31.47%       (9.16)%       2.22%          0.90%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
  Net Assets, end of period (000)............     $1,570         $1,650       $1,697       $1,375       $    185
  Net investment income/(loss) before
     waivers/ reimbursements.................       0.26%***       0.67%        0.08%       (0.83)%        (5.52)%***
  Net investment income net of waivers/
     reimbursements..........................       0.69%***       1.14%        0.79%        0.61%          0.44%***
  Expenses before waivers/reimbursements.....       2.23%***       2.28%        2.66%        3.35%          7.46%***
  Expenses net of waivers/reimbursements.....       1.81%***       1.81%        1.95%        1.91%          1.50%***
  Portfolio turnover rate....................      74.22%        148.72%      111.05%       77.72%          6.71%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total return for periods less than one year is not annualized.

*** Annualized.

(a)  From commencement of operations on October 29, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          FOR THE           FOR THE YEAR      FOR THE YEAR       FOR THE PERIOD
                                      SIX MONTHS ENDED         ENDED             ENDED               ENDED
                                     SEPTEMBER 30, 2000    MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 1998(a)
                                     ------------------    --------------    --------------    ------------------
                                        (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of
  period...........................       $  7.42             $  8.99           $   9.97            $  10.00
                                          -------             -------           --------            --------
Income from investment operations:
  Net investment income............          0.18*               0.34               0.29*               0.10*
  Net realized and unrealized loss
     on investments and securities
     sold short....................         (0.04)              (1.58)             (1.00)              (0.13)
                                          -------             -------           --------            --------
  Total from investment
     operations....................          0.14               (1.24)             (0.71)              (0.03)
                                          -------             -------           --------            --------
Distributions to shareholders from:
  Net investment income............            --               (0.33)             (0.27)                 --
                                          -------             -------           --------            --------
  Total distributions to
     shareholders..................            --               (0.33)             (0.27)                 --
                                          -------             -------           --------            --------
Net asset value, end of period.....       $  7.56             $  7.42           $   8.99            $   9.97
                                          =======             =======           ========            ========
Total return**.....................          1.89%             (14.13)%            (7.31)%             (0.30)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
     Net Assets, end of period
       (000).......................       $65,658             $74,401           $162,404            $168,080
     Net investment income before
       waivers/reimbursements......          4.34%***            2.46%              2.75%               2.72%***
     Net investment income net of
       waivers/reimbursements......          4.74%***            2.82%              2.97%               3.31%***
     Expenses (including dividend
       expense) before waivers/
       reimbursements..............          3.23%***            3.40%              3.07%               3.33%***
     Expenses (including dividend
       expense) net of waivers/
       reimbursements..............          2.84%***            3.04%              2.85%               2.75%***
     Expenses (excluding dividend
       expense) net of waivers/
       reimbursements..............          1.92%***            2.00%              2.00%               2.00%***
     Portfolio turnover rate.......         54.67%             139.22%            205.32%             232.93%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

***  Annualized.

(a)  From commencement of operations on December 16, 1997 to March 31, 1998.
              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          FOR THE           FOR THE YEAR      FOR THE YEAR       FOR THE PERIOD
                                      SIX MONTHS ENDED         ENDED             ENDED               ENDED
                                     SEPTEMBER 30, 2000    MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 1998(a)
                                     ------------------    --------------    --------------    ------------------
                                        (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of
  period...........................       $  7.41             $  8.98           $  9.96             $ 10.00
                                          -------             -------           -------             -------
Income from investment operations:
  Net investment income............          0.16*               0.32              0.25*               0.08*
  Net realized and unrealized loss
     on investments and securities
     sold short....................         (0.04)              (1.59)            (1.00)              (0.12)
                                          -------             -------           -------             -------
  Total from investment
     operations....................          0.12               (1.27)            (0.75)              (0.04)
                                          -------             -------           -------             -------
Distributions to shareholders from:
  Net investment income............            --               (0.30)            (0.23)                 --
                                          -------             -------           -------             -------
  Total distributions to
     shareholders..................            --               (0.30)            (0.23)                 --
                                          -------             -------           -------             -------
Net asset value, end of period.....       $  7.53             $  7.41           $  8.98             $  9.96
                                          =======             =======           =======             =======
Total return**.....................          1.62%             (14.41)%           (7.66)%             (0.40)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
     Net Assets, end of period
       (000).......................       $ 3,231             $ 6,155           $37,387             $35,223
     Net investment income before
       waivers/reimbursements......          3.99%***            2.01%             2.31%               2.28%***
     Net investment income net of
       waivers/reimbursements......          4.38%***            2.36%             2.53%               2.82%***
     Expenses (including dividend
       expense) before waivers/
       reimbursements..............          3.55%***            3.70%             3.52%               3.87%***
     Expenses (including dividend
       expense) net of waivers/
       reimbursements..............          3.16%***            3.35%             3.31%               3.34%***
     Expenses (excluding dividend
       expense) net of waivers/
       reimbursements..............          2.23%***            2.29%             2.45%               2.50%***
     Portfolio turnover rate.......         54.67%             139.22%           205.32%             232.93%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

***  Annualized.

(a)  From commencement of operations on December 18, 1997 to March 31, 1998.
              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          FOR THE          FOR THE YEAR      FOR THE PERIOD
                                                      SIX MONTHS ENDED        ENDED              ENDED
                                                     SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999(a)
                                                     ------------------   --------------   ------------------
                                                        (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of period...............       $  8.41             $ 9.81            $ 10.00
                                                          -------             ------            -------
Income from investment operations:
  Net investment income............................          0.01               0.35               0.26
  Net realized and unrealized loss on investments
     and futures contracts.........................         (0.40)             (0.57)             (0.21)
                                                          -------             ------            -------
  Total from investment operations.................         (0.39)             (0.22)              0.05
                                                          -------             ------            -------
Distributions to shareholders from:
  Net investment income............................            --              (0.35)             (0.24)
  Net realized gain on investments and futures
     contracts.....................................            --              (0.83)                --
                                                          -------             ------            -------
  Total distributions to shareholders..............            --              (1.18)             (0.24)
                                                          -------             ------            -------
Net asset value, end of period.....................       $  8.02             $ 8.41            $  9.81
                                                          =======             ======            =======
Total return*......................................         (4.64)%            (2.63)%             0.53%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)..................       $ 7,308             $7,528            $ 7,032
  Net investment income/(loss) before waivers/
     reimbursements................................         (1.12)%**           2.12%              1.18%**
  Net investment income net of
     waivers/reimbursements........................          0.21%**            3.76%              2.81%**
  Expenses before waivers/reimbursements...........          1.67%**            1.99%              1.98%**
  Expenses net of waivers/reimbursements...........          0.35%**            0.35%              0.35%**
  Portfolio turnover rate..........................         52.26%            144.75%            154.45%

---------------

*  Total Return for periods less than one year is not annualized.

 ** Annualized.

(a) From commencement of operations on April 22, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          FOR THE          FOR THE YEAR      FOR THE PERIOD
                                                      SIX MONTHS ENDED        ENDED              ENDED
                                                     SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999(a)
                                                     ------------------   --------------   ------------------
                                                        (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of period...............       $  8.40            $  9.79            $ 10.00
                                                          -------            -------            -------
Income from investment operations:
  Net investment income............................            --               0.32               0.21
  Net realized and unrealized loss on investments
     and futures contracts.........................         (0.41)             (0.56)             (0.20)
                                                          -------            -------            -------
  Total from investment operations.................         (0.41)             (0.24)              0.01
                                                          -------            -------            -------
Distributions to shareholders from:
  Net investment income............................            --              (0.32)             (0.22)
  Net realized gain on investments and futures
     contracts.....................................            --              (0.83)                --
                                                          -------            -------            -------
  Total distributions to shareholders..............            --              (1.15)             (0.22)
                                                          -------            -------            -------
Net asset value, end of period.....................       $  7.99            $  8.40            $  9.79
                                                          =======            =======            =======
Total return*......................................         (4.88)%            (2.78)%             0.18%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)..................       $    37            $    75            $   257
  Net investment income/(loss) before waivers/
     reimbursements................................         (1.37)%**           0.79%              1.39%**
  Net investment income net of
     waivers/reimbursements........................          0.00%**            2.42%              3.07%**
  Expenses before waivers/reimbursements...........          1.97%**            2.23%              2.14%**
  Expenses net of waivers/reimbursements...........          0.60%**            0.60%              0.45%**
  Portfolio turnover rate..........................         52.26%            144.75%            154.45%

---------------

*  Total Return for periods less than one year is not annualized.

 ** Annualized.

(a) From commencement of operations on April 22, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         FOR THE           FOR THE YEAR      FOR THE PERIOD
                                                     SIX MONTHS ENDED         ENDED               ENDED
                                                    SEPTEMBER 30, 2000    MARCH 31, 2000    MARCH 31, 1999(a)
                                                    ------------------    --------------    -----------------
                                                       (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of period..............       $ 11.05             $ 10.46             $ 10.00
                                                         -------             -------             -------
Income from investment operations:
  Net investment income...........................          0.28*               0.44                0.11
  Net realized and unrealized gain/(loss) on
     investments and securities sold short........         (0.83)               0.57                0.40
                                                         -------             -------             -------
  Total from investment operations................         (0.55)               1.01                0.51
                                                         -------             -------             -------
Distributions to shareholders from:
  Net investment income...........................            --               (0.42)              (0.05)
                                                         -------             -------             -------
  Total distributions to shareholders.............            --               (0.42)              (0.05)
                                                         -------             -------             -------
Net asset value, end of period....................       $ 10.50             $ 11.05             $ 10.46
                                                         =======             =======             =======
Total return**....................................         (4.98)%              9.82%               5.14%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000).................       $19,274             $27,835             $28,814
  Net investment income before
     waivers/reimbursements.......................          4.67%***            3.45%               2.00%***
  Net investment income net of
     waivers/reimbursements.......................          5.24%***            3.99%               3.15%***
  Expenses (including dividend expense) before
     waivers/reimbursements.......................          2.76%***            2.81%               3.90%***
  Expenses (including dividend expense) net of
     waivers/reimbursements.......................          2.19%***            2.27%               2.75%***
  Expenses (excluding dividend expense) net of
     waivers/reimbursements.......................          1.25%***            1.25%               1.25%***
  Portfolio turnover rate.........................        193.85%             368.26%             145.22%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

*** Annualized.

(a)  From commencement of operations on October 19, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         FOR THE           FOR THE YEAR      FOR THE PERIOD
                                                     SIX MONTHS ENDED         ENDED               ENDED
                                                    SEPTEMBER 30, 2000    MARCH 31, 2000    MARCH 31, 1999(a)
                                                    ------------------    --------------    -----------------
                                                       (UNAUDITED)
INVESTOR SHARES
Net asset value, beginning of period..............       $ 10.99             $ 10.43             $ 10.00
                                                         -------             -------             -------
Income from investment operations:
  Net investment income...........................          0.25*               0.43                0.07
  Net realized and unrealized gain/(loss) on
     investments and securities sold short........         (0.81)               0.53                0.40
                                                         -------             -------             -------
  Total from investment operations................         (0.56)               0.96                0.47
                                                         -------             -------             -------
Distributions to shareholders from:
  Net investment income...........................            --               (0.40)              (0.04)
                                                         -------             -------             -------
  Total distributions to shareholders.............            --               (0.40)              (0.04)
                                                         -------             -------             -------
Net asset value, end of period....................       $ 10.43             $ 10.99             $ 10.43
                                                         =======             =======             =======
Total return**....................................         (5.10)%              9.39%               4.71%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000).................       $    60             $   904             $   539
  Net investment income before
     waivers/reimbursements.......................          4.09%***            3.16%               1.30%***
  Net investment income net of
     waivers/reimbursements.......................          4.67%***            3.72%               2.26%***
  Expenses (including dividend expense) before
     waivers/reimbursements.......................          3.13%***            3.11%               3.73%***
  Expenses (including dividend expense) net of
     waivers/reimbursements.......................          2.54%***            2.55%               2.77%***
  Expenses (excluding dividend expense) net of
     waivers/reimbursements.......................          1.52%***            1.52%               1.46%***
  Portfolio turnover rate.........................        193.85%             368.26%             145.22%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Total Return for periods less than one year is not annualized.

***  Annualized.

(a)  From commencement of operations on November 11, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE
                                                                  PERIOD ENDED
                                                              SEPTEMBER 30, 2000(a)
                                                              ---------------------
                                                                   (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of period........................         $10.00
                                                                     ------
Income from investment operations:
  Net investment income.....................................           0.02
  Net realized and unrealized loss on investments and
     foreign currency transactions..........................          (0.87)
                                                                     ------
  Total from investment operations..........................          (0.85)
                                                                     ------
Net asset value, end of period..............................         $ 9.15
                                                                     ======
Total return*...............................................          (8.50)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $9,146
  Net investment income before waivers/reimbursements.......           0.30%**
  Net investment income net of waivers/reimbursements.......           1.67%**
  Expenses before waivers/reimbursements....................           2.72%**
  Expenses net of waivers/reimbursements....................           1.35%**
  Portfolio turnover rate...................................          29.53%

---------------

*  Total Return for periods less than one year is not annualized.

 ** Annualized.

(a) From commencement of operations on June 7, 2000 to September 30, 2000.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE
                                                                  PERIOD ENDED
                                                              SEPTEMBER 30, 2000(a)
                                                              ---------------------
                                                                   (UNAUDITED)
INSTITUTIONAL SHARES
Net asset value, beginning of period........................         $10.00
                                                                     ------
Income from investment operations:
  Net investment income.....................................           0.02
  Net realized and unrealized loss on investments...........          (0.28)
                                                                     ------
  Total from investment operations..........................          (0.26)
                                                                     ------
Net asset value, end of period..............................         $ 9.74
                                                                     ======
Total return*...............................................          (2.60)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $4,872
  Net investment loss before waivers/reimbursements.........          (0.18)%**
  Net investment income net of waivers/reimbursements.......           0.64%**
  Expenses before waivers/reimbursements....................           1.57%**
  Expenses net of waivers/reimbursements....................           0.75%**
  Portfolio turnover rate...................................          18.99%

---------------

*  Total Return for periods less than one year is not annualized.

 ** Annualized.

(a) From commencement of operations on June 7, 2000 to September 30, 2000.

              See accompanying notes to the financial statements.

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

BARR ROSENBERG SERIES TRUST

Manager
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, CA 94563

Administrator
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Transfer and Shareholder Servicing Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Distributor
Barr Rosenberg Funds Distributor, Inc.
c/o BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02110

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Independent Accountants
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105-2119

Counsel
Ropes & Gray
One International Place
Boston, MA 02110

This report is for the information of the shareholders of Barr Rosenberg Series Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

(BRG-0043) (11/00)

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                          BARR ROSENBERG SERIES TRUST

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                            AXA ROSENBERG U.S. SMALL
                              CAPITALIZATION FUND

                            AXA ROSENBERG JAPAN FUND

                       AXA ROSENBERG INTERNATIONAL SMALL
                              CAPITALIZATION FUND

                           AXA ROSENBERG VALUE MARKET
                                  NEUTRAL FUND

                           AXA ROSENBERG DOUBLE ALPHA
                                  MARKET FUND

                          AXA ROSENBERG SELECT SECTORS
                              MARKET NEUTRAL FUND

                          AXA ROSENBERG INTERNATIONAL
                                  EQUITY FUND

                             AXA ROSENBERG ENHANCED
                                    500 FUND

                               SEMI-ANNUAL REPORT

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                               SEPTEMBER 30, 2000

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